UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
______________________________________________________________________
SLEEP NUMBER CORPORATION
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
______________________________________________________________________

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☑	No fee required.
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PRELIMINARY PROXY STATEMENT DATED
[•], 2025
SUBJECT TO COMPLETION
NOTICE OF 2025 ANNUAL MEETING
AND
PROXY STATEMENT
[•], 2025
NOTICE OF 2025 ANNUAL MEETING
AND PROXY STATEMENT
FOR [•], 2025
Dear Fellow Shareholders,
The bedding industry continued to face a historic recession throughout 2024. Inflation, economic uncertainty and a slow housing market continued to suppress consumer demand, resulting in sales of U.S. mattress units at their lowest level since
2015.
In response to these challenges, we have begun taking decisive actions to position the Company for greater durability across market cycles. We have restructured our operations, implementing broad-based cost-reduction and margin improvement initiatives to support free cash flow generation. I am proud of the team’s progress, but there is still much to do.
The Board of Directors has also made changes to the Company’s leadership and governance. In October 2024, the Company announced that Shelly Ibach would retire as Chair, President and Chief Executive Officer no later than the 2025 Annual
Meeting.
At the same time, we announced our plan to continue to refresh the Board, rotate committee leadership, strengthen accountability and enhance shareholder rights. On behalf of the Board, I would like to thank Mike Harrison and Barbara
Matas, two accomplished directors who will not be standing for reelection at the 2025 Annual Meeting. We appreciate their valuable contributions to Sleep Number and wish them the very best in their future endeavors.
Throughout the latter part of 2024 and into 2025, the Board – led by a committee of independent directors – worked to identify the Company’s next CEO. The directors engaged with dozens of candidates before reaching a unanimous decision to appoint Linda Findley as Sleep Number’s new President and CEO, effective April 7, 2025.
Linda served as CEO of Blue Apron from 2019 to 2024 and previously held senior roles at Etsy and Alibaba. She has extensive experience leading consumer brands, with specific expertise in operations management, organizational transformation and marketing strategy. The Board is confident that she will serve all stakeholders well as Sleep Number’s next CEO.
Effective upon the conclusion of the 2025 Annual Meeting, I will become the independent Chair of the Board. I am honored that my fellow directors have entrusted me with this responsibility.
While the industry environment remains challenging, we continue to make progress in transforming our Company and are unrelenting in our efforts to improve margins and generate free cash flow. By further strengthening our financial resilience, we will enable Sleep Number to drive profitable growth opportunities and capitalize when consumer demand recovers.
With the transition to new leadership and the performance focus and dedication of the talented Sleep Number team, I am confident that our commitment to our mission, strategic differentiation and operational discipline will create long-term value for our shareholders.

Sincerely,

Phillip M. Eyler Incoming Chair of the Board of Directors

1001 Third Avenue South
Minneapolis, Minnesota 55404
NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS [•], 2025
Sleep Number Corporation will hold its Annual Meeting of Shareholders (Annual Meeting) at [•] on [•], 2025. The meeting will be conducted virtually at www.virtualshareholdermeeting.com/SNBR2025.

Our Board of Directors Recommends You Vote:
1.To elect as Directors the three persons named in the Proxy Statement, each to serve for a term of three years until the 2028 Annual Meeting	FOR the election of each director nominee
2. To approve amendments to our Third Restated Articles of Incorporation, as amended, (Articles), and our Restated Bylaws (Bylaws) to declassify the Board of Directors (Board)	FOR the approval of amendments to our Articles and Bylaws to declassify the Board
3. To approve an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to Directors	FOR the approval of an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV
4. To approve an amendment to our Articles to eliminate the supermajority voting requirements in Article XV related to approval of certain transactions	FOR the approval of an amendment to our Articles to eliminate the supermajority voting requirements in Article XV
5. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2025 fiscal year ending January 3, 2026	FOR the ratification of the appointment
6. To approve, on an advisory basis, our executive compensation (Say on Pay)	FOR approval, on an advisory basis
7. To approve the amendment to the Sleep Number Corporation 2020 Equity Incentive Plan (2020 Plan) to increase the number of shares reserved for issuance by 500,000 shares	FOR the approval of the amendment to the 2020 Plan
8.  To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the
Annual Meeting
FOR the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate
9. To conduct any other business properly brought before the Annual Meeting
Shareholders of record at the close of business on [•], 2025, will be entitled to vote at the meeting and any adjournments or postponements thereof. Your vote is important. Please vote your shares in favor of the Board of Directors’
recommendations in time for our [•], 2025, meeting date. For important information regarding attending and voting at the
Annual Meeting, see "Our Annual Meeting and Voting" in this Proxy Statement.

By Order of the Board of Directors,

Samuel R. Hellfeld
Chief Legal and Risk Officer and Secretary
Minneapolis, Minnesota
[•], 2025
TABLE OF CONTENTS
As used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “Sleep Number” mean Sleep Number Corporation and its subsidiaries and the term “common stock” means our common stock, par value $0.01 per share.
This Proxy Statement contains “forward-looking” statements regarding our current expectations within the meaning of the applicable securities laws and regulations. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the Securities and Exchange Commission
(SEC), including the risk factors discussed under the heading "Risk Factors" under Part I: Item 1A. of the Annual Report on Form 10-K for the year ended December 28, 2024. We assume no obligation to update any of these forward-looking statements.

1 | 2025 PROXY STATEMENT	OUR BOARD
PROXY STATEMENT FOR ANNUAL MEETING
[•], 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of Sleep
Number for use at the 2025 Annual Meeting. These materials were first sent or made available to our shareholders on [•],
2025.
OUR BOARD
WHO WE ARE
Article XIV of our Third Restated Articles of Incorporation, as amended, (Articles) and our Restated Bylaws (Bylaws)
provides that the number of Directors must be at least one but not more than 12 and must be divided into three classes as nearly equal in number as possible. The exact number of Directors is determined from time to time by the Board. The term of each class is three years and the term of one class expires each year in rotation.
Immediately prior to the 2025 Annual Meeting, our Board will consist of 12 members, three of which will be up for election at the 2025 Annual Meeting. The Board has nominated Linda A. Findley, Deborah L. Kilpatrick, Ph.D., and Hilary
A. Schneider for election to the Board, each for a term of three years expiring at the 2028 Annual Meeting, or until their successors are elected and qualified. Mses. Findley, Kilpatrick and Schneider have each consented to being named as a nominee in this Proxy Statement and to serve as a Director in the class of Directors expiring in 2028, if elected. Following
Michael J. Harrison and Barbara R. Matas’s respective decisions to not stand for reelection in 2025, in order to maintain
Director classes as equal as possible pursuant to our Articles and Restated Bylaws, Ms. Schneider, with her consent, was reclassified as a Director in the class with a term expiring at the 2025 Annual Meeting. Upon the conclusion of the 2025
Annual Meeting, our Board will consist of nine members following the retirement of Shelly R. Ibach and the decision not to stand for reelection by Mr. Harrison and Ms. Matas. The Company and the Board express their appreciation to each of
Ms. Ibach, Mr. Harrison and Ms. Matas for their many contributions and their years of dedicated service to the Company.
The Company and the Board wish them the very best in their future endeavors.

2 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS
The Board, based on the recommendation of the Corporate Governance and Nominating Committee, recommends that the following three Directors be elected at the Annual Meeting, each of whom will serve three-year terms expiring at the
2028 Annual Meeting or until their successor shall have been elected and qualified.
•Linda A. Findley
•Deborah L. Kilpatrick, Ph.D.
•Hilary A. Schneider
The Board unanimously recommends that you vote “FOR” each of these Directors because:
They provide a value-add mix of skills, qualifications, backgrounds and tenures to the Board that support and drive the
Company’s efforts to transform its business, capitalize on future market opportunities and deliver meaningful, long-term value for our shareholders and all stakeholders, as detailed in their individual biographies set forth below.
The Board recommends a vote “FOR” each of these nominees for election for three-year terms expiring in 2028:

EXPERIENCE
2025 - Present
Appointed President, Chief Executive Officer and Director, Sleep
Number Corporation, effective April 7, 2025
President, Chief Executive Officer and Director, Blue Apron Holdings,
Inc., an ingredient and recipe meal kit company
Chief Operating Officer, Etsy, Inc.. an e-commerce company
Various senior executive roles at Evernote Corp., a software company, including most recently as Chief Operating Officer
Various roles at Alibaba.com Ltd., an e-commerce, retail, internet and technology  company

2019 - 2024
2016 - 2018
2012 - 2015
2009 - 2012
PUBLIC COMPANY BOARDS
Sleep Number (since 2025) Ralph Lauren (NYSE: RL) (since 2018) PRIOR PUBLIC BOARD: Blue Apron Holdings, Inc. (formerly Nasdaq: APRN) (2019-2023)

QUALIFICATIONS AND EXPERTISE

•Accomplished senior executive leading consumer brands that combine digital and physical products, with specific expertise in operations management, organizational transformation, marketing strategy, and global expansion
•At Blue Apron, spearheaded a turnaround strategy that culminated in the company’s sale to a strategic buyer
•At Etsy, oversight for global operations, product, marketing and brand strategy, customer support, and international expansion

Linda A. Findley
Age 52
Sleep Number®
setting 45

3 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
2024 - Present	Venture Partner at Sonder Capital, a venture capital firm
2014 - 2024
Executive Chair of the Board, and Chief Executive Officer, Evidation Health, a
digital health company
VP, Market Development and Chief Commercial Officer, CardioDx, a molecular diagnostics company
Director of R&D, Director of New Ventures, and Research Fellow, Guidant
Corporation (acquired by Boston Scientific, NYSE BSX), a medical device company

2006 - 2014
1998 - 2006
PUBLIC AND PRIVATE COMPANY AND NONPROFIT BOARDS
Sleep Number (since 2018)
PRIVATE AND NONPROFIT BOARDS
NextGen Jane (private for profit) (since 2019)
Sutter Health (not for profit integrated healthcare delivery system in California) (since 2024)
Jupiter Endovascular (private, medical device company in California) (since 2024)
College of Engineering Advisory Board, Georgia Tech (former Chair) (since 2004)

QUALIFICATIONS AND EXPERTISE

•Medical device, molecular diagnostic and digital health expertise and experience
•At Evidation Health, commercialized a new technology platform built to refine large-scale sensor data for new digital measures of individual health
•At CardioDX, commercialized a novel gene expression test in cardiovascular disease
•Multiple patents in medical devices, drug delivery implant technologies
•Fellow, American Institute of Medical and Biological Engineering
•Digital Health Hall of Fame (UCSF); Engineering Hall of Fame (Georgia Tech)

Deborah L. Kilpatrick,
Ph.D.
Age 57
Sleep Number®
setting 30

EXPERIENCE
2020 - 2024
Chief Executive Officer, Shutterfly, Inc., a photography, photography products and image sharing company
Chief Executive Officer, WagQ Group Co., a leading on-demand mobile dog walking and dog care service
Various leadership roles, including Chief Executive Officer, LifeLock, Inc., an identity theft protection company

2018 - 2019

2010 - 2017
PUBLIC COMPANY BOARDS
Sleep Number (since 2023) DigitalOcean Holdings (since 2020) Getty Images Holdings (since 2020) Vail Resorts (since 2010)

QUALIFICATIONS AND EXPERTISE

•More than two decades of experience leading consumer technology companies
•Significant digital and innovation expertise and a track record of delivering superior customer experiences
•Led LifeLock through its public listing to its sale to Symantec for $2.3 billion, driving meaningful revenue growth

Hilary A. Schneider
Age 63
Sleep Number®
setting 40

4 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS
Directors not standing for election this year whose terms expire in 2026:

EXPERIENCE
2017 - Present
Advisor, Gentherm, a global thermal management technologies company (Dec.
2024 to Present), immediately prior President, Chief Executive Officer and board member, Gentherm (2017 to Dec. 2024)
Various leadership roles culminating as President, Connected Car division,
Harman International, an audio electronics company

1997 - 2017

Phillip M. Eyler Age 53 Sleep Number® setting 40	PUBLIC COMPANY BOARDS
Sleep Number (since 2022) Sensata Technologies (since 2024) PRIOR PUBLIC BOARDS Gentherm Incorporated (2017 – 2014)

QUALIFICATIONS AND EXPERTISE

•Visionary and purpose-driven leader with significant global experience in developing connected solutions that meet the needs of the increasingly digital consumer
•As CEO of Gentherm, driving transformational growth in thermal and battery technology solutions for automotive and medical consumers across the globe
•Served in a series of escalating leadership roles for over 20 years at Harman International, an $8 billion audio electronics company, culminating in a two-year tenure as President of its
Connected Car Division

EXPERIENCE
2021 - 2023
Most recently Chief Executive Officer, Riveron, a national accounting, finance, technology and operations company
Numerous positions at Navigant Consulting, Inc., a publicly traded global professional services firm, most recently as Chief Executive Officer (2012 to
2019) and Chairman of the Board (2014 to 2019)

2000 - 2019

Julie M. Howard Age 62 Sleep Number® setting 40	PUBLIC COMPANY BOARDS
Sleep Number (since 2020) ManpowerGroup, Inc. (since 2016) PRIOR PUBLIC BOARDS Kemper Corporation (2010 – 2015) Navigant Consulting, Inc. (2012 – 2019) InnerWorkings, Inc. (2012 – 2020)

QUALIFICATIONS AND EXPERTISE

•As former CEO of Riveron and Navigant, she provides the board with significant managerial, transactional, business transformation and operational experience
•Has expertise in developing global growth strategies and expansion into adjacent markets, leveraging technology and innovation
•Considerable background in investor relations matters

5 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
2020 - Present
Executive Chairman, LevaData, an artificial intelligence company
Executive Vice President and Chief Operation Officer, HERE Technologies, a
multi-national mapping, location intelligence and data services platform company
Senior executive at Cisco. Prior senior supply chain, global procurement and executive roles at Palm, Inc., Gateway, Inc., Citigroup, Allied Signal Aerospace
and GE

2016 - 2020
2005 - 2015
Angel L. Mendez Age 64 Sleep Number® setting 45
PUBLIC COMPANY BOARDS
Sleep Number (since 2022) Kinaxis, Inc. (since 2016) Peloton Interactive (since 2022)

QUALIFICATIONS AND EXPERTISE

•Decades of experience managing complex digital supply chains for large consumer technology companies
•At Cisco Systems, was responsible for the company’s enterprise transformation program that reinvented the company’s business model and drove significant revenue growth and shareholder value creation
•Led HERE’s core business, global operations, product management and corporate transformation

Directors not standing for election this year whose terms expire in 2027:

EXPERIENCE
1996 - 2008
Various executive positions at Wolverine World Wide, Inc., a branded footwear wholesale and retailer, most recently as Executive Vice President and President of Global Operations and prior to that, Executive Vice President, Chief Financial
Officer and Treasurer.

PUBLIC COMPANY BOARDS
Sleep Number (since 2005) Independent Bank Corporation (since 2004)

QUALIFICATIONS AND EXPERTISE

•Spent two decades in senior financial roles of a large, publicly-traded consumer products company, where he was responsible for financial and risk management, reporting, investor relations and M&A
•During his tenure as CFO of Wolverine World Wide, delivered consistent growth, margin expansion, and record earnings per share

Stephen L. Gulis, Jr.
Age 67
Sleep Number®
setting 45

6 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
1995 - 1998
President, Retail and Wholesale Group for Nine West Group, Inc., a designer and marketer of women’s footwear and accessories
Prior roles include President of Wholesale and Manufacturing for US Shoe
Corporation and 18 years in senior merchandising at Target Corporation

Brenda J. Lauderback Age 74 Sleep Number® setting 70	PUBLIC COMPANY BOARDS
Sleep Number (since 2004)
Denny’s Corporation (since 2005)
Wolverine World Wide, Inc. (since 2003)
PRIOR PUBLIC BOARDS
Big Lots, Inc. (1997 – 2015)
Louisiana-Pacific Corporation (2004 – 2005)
Irwin Financial Corporation (1996 – 2010)
Jostens, Inc. (1999 – 2000)

QUALIFICATIONS AND EXPERTISE

•Deep experience with consumer products companies, having held leadership roles in manufacturing, wholesale and merchandising at Nine West and Target
•Decades of public company board experience, including in board leadership roles
•Recognized by the National Association of Corporate Directors as one of the Top 100
Directors in 2017

EXPERIENCE
2008 - 2019
President and Chief Executive Officer, EnPro Industries, Inc., a manufacturer and provider of precision industrial components, solutions and services
Chief Executive Officer, Bluelinx Holdings, Inc., a wholesale distributor of building and industrial products

2005 - 2008

Stephen E. Macadam Age 64 Sleep Number® setting 60	PUBLIC COMPANY AND NONPROFIT BOARDS
Sleep Number (since 2023)
Atmus Filtration Technologies (since 2023)
Louisiana-Pacific Corporation (since 2019)
PRIOR PUBLIC BOARDS
Veritiv Corporation (2020 – 2023)
NONPROFIT BOARDS
University of Kentucky, College of Engineering – Dean’s Advisory Board (since 2015)
Purpose Built Communities (Nonprofit) (since 2020)

QUALIFICATIONS AND EXPERTISE

•Deep understanding of product manufacturing, distribution and procurement
•Extensive leadership and operations experience growing and transforming businesses in the U.S. and globally
•At EnPro, led the company’s strategic and portfolio transformation to create a more streamlined, higher-margin business

7 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS
Directors not standing for reelection this year whose terms expire in 2025:

Michael J. Harrison Age 64 Sleep Number® setting 40	EXPERIENCE
2020 - Present
Non-Executive Chairman, Seasalt Holdings, Ltd. UK-based designer and retailer of apparel and accessories
President and Chief Operating Officer of Grand Circle Corporation, overseas group leader for travelers 50+
Interim Chief Executive Officer OOFOS, recovery footwear for athletes, then as advisor on international business
Various roles at Timberland including Chief Brand Officer, Co-President and
SVP of Worldwide Sales and Marketing and SVP International. Prior marketing, operations and management experience at Procter & Gamble in Europe,
Australia, Asia and the US

2016 - 2017
2014 - 2016
2003 - 2012
PUBLIC AND PRIVATE COMPANY BOARDS
Sleep Number (since 2011) PRIVATE COMPANY BOARDS OOFOS (since 2016) Seasalt Holdings, Ltd. (since 2020)

QUALIFICATIONS AND EXPERTISE

•Accomplished senior executive and global brand builder in the footwear and consumer goods industries
•At OOFOS, oversaw a doubling in total brand sales (US and international) during his tenure
•At Timberland, was responsible for all product creation, global marketing and licensed business and led the company’s international business including expansion into China
•At Procter & Gamble, led the turnaround of an acquired Japanese cosmetics subsidiary

EXPERIENCE
2008 - Present
President and Chief Executive Officer, Sleep Number Corporation since 2012 and Chair of the Board since 2022
Prior roles at Sleep Number include EVP and Chief Operating Officer and EVP and President of Sales & Merchandising
Over 25 years of prior senior executive experience at Macy’s Inc. and Target
Corporation

Pre-2008
Shelly R. Ibach Age 65 Sleep Number® setting 40	PUBLIC COMPANY AND NONPROFIT BOARDS
Sleep Number (since 2012) NONPROFIT BOARD Chairperson, Minnesota chapter of American Cancer Society CEOs Against Cancer (since 2020)
QUALIFICATIONS AND EXPERTISE

•More than three decades of consumer innovation and brand leadership
•Disrupted the commoditized mattress industry with smart beds and transformed Sleep
Number to a sleep wellness company
•Led development of the Company’s purpose-driven brand and vertically integrated business model with strong cash flow generation

8 | 2025 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
2013 - 2016
Chairman, Leveraged Finance, Citigroup Global Markets
Head of Leveraged Finance, Citigroup Global Markets
Various leadership positions in High Yield Capital Markets at Salomon Brothers,
Salomon Smith Barney and Citicorp

2006 - 2013
1985 - 2006

Barbara R. Matas Age 64 Sleep Number® setting 30	PUBLIC AND PRIVATE COMPANY BOARDS
Sleep Number (since 2016)
MidCap Financial Investment Corporation (since 2017)
BRP Group (Baldwin Risk Partners) (since 2020)
PRIVATE BOARD
Middle Market Apollo Institutional Private Lending BDC (MMAIPL) a registered investment company under the ’40 Act (since 2024)

QUALIFICATIONS AND EXPERTISE

•More than three decades of experience advising public and private companies on corporate finance, capital allocation and capital structure
•Secured and executed numerous ground-breaking transactions at Citigroup in leveraged finance and high yield capital markets
•Serves on three audit committees and has extensive experience in financial reporting, accounting, risk management and internal and external audit functions

9 | 2025 PROXY STATEMENT	OUR BOARD
HOW WE ARE SELECTED, ELECTED AND EVALUATED
How We Are Selected
Director Selection and Nomination Processes
The Corporate Governance and Nominating Committee (the CGNC) administers the process for nominating candidates to serve on our Board. The CGNC recommends candidates for consideration by the Board as a whole, which is responsible for appointing candidates to fill any vacancy created between shareholder meetings and for nominating candidates for election by shareholders at our Annual Meeting. Consistent with the Company’s Corporate Governance
Principles, the CGNC periodically reviews with the Board the appropriate skills and characteristics required of Board members in the context of the current membership of the Board and the strategic direction of the Company.
The CGNC casts a wide net for director candidates including individuals recommended by directors, officers, shareholders or professional advisors retained by the CGNC pursuant to its charter.
The CGNC considers director candidates in the context of the Board’s overall composition, including whether the Board has an appropriate combination of professional experience, skills and knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Board is committed to seeking director candidates who reflect diverse perspectives, including a complementary mix of professional and personal backgrounds and experiences, which we believe is critical to the success of the Company and its ability to create long-term value for our stakeholders.
Director Selection Criteria
The Board has established selection criteria, which are reviewed at least annually, approved by the Board, applied by the
CGNC, and disclosed in our Corporate Governance Principles. They stress the following characteristics along with considerations of diversity, including gender identity, race, ethnicity, age, sexual orientation, educational and professional experience, and differences in viewpoints:
•Independence;
•Integrity;
•Proven record of accomplishment and sound business judgement in areas relevant to the Company’s business;
•Belief in and passion for the Company’s mission, vision and purpose;
•Ability to bring strategic and innovative insights to the discussion and challenge and stimulate management;
•Willingness to both speak one’s mind and consider divergent ideas and opinions;
•Understanding of, and ability to commit sufficient time to, Board responsibilities and duties; and
•Subject matter expertise.

10 | 2025 PROXY STATEMENT	OUR BOARD
The charts below depict the diversity of our 12 Board members after Linda Findley joins the Board on April 7, 2025, based on gender identity, race and ethnicity, age and tenure on the Board.
Our Directors exhibit the skills, experiences and diversity listed below and as detailed in their individual bios above, and these qualifications were considered in their selection to serve on our Board.

	Angel Mendez	Barbara Matas(2)	Brenda Lauderback	Deb Kilpatrick	Hilary Schneider	Julie Howard	Linda Findley(1)	Michael Harrison(2)	Phillip Eyler	Shelly Ibach(2)	Stephen Gulis, Jr.	Stephen Macadam
CEO Experience				X	X	X	X	X	X	X		X
Executive Leadership	X		X	X	X	X	X	X	X	X	X	X
Current Public Company Boards (incl. Sleep Number)	3	3	3	1	4	2	2	1	2	1	2	3
Retail and Digital Commerce	X		X		X		X	X		X
Marketing & Brand Building			X	X	X	X	X	X		X	X
Product Innovations	X		X	X	X		X	X	X	X
Technology	X			X	X		X	X	X	X	X
Finance		X	X		X	X	X		X	X	X	X
Supply Chain, Manufacturing, Logistics, Delivery	X		X		X				X		X	X
Human Capital and Diversity, Equity & Inclusion (DEI)	X	X	X	X	X	X	X		X	X	X
Information Technology and Privacy	X			X	X	X			X		X
Cybersecurity	X			X
Environmental, Social and Governance (ESG)	X		X		X	X	X	X	X	X	X	X
Risk Management	X	X			X	X	X		X	X	X	X
Gender Diversity		X	X	X	X	X	X			X
Racial or Ethnic Diversity	X		X
(1) Ms. Findley will begin serving as a Director effective upon her start date as President and CEO, April 7, 2025.
(2) Effective upon the conclusion of the 2025 Annual Meeting, Ms. Ibach, Mr. Harrison and Ms. Matas will no longer serve on our Board.
How Board Members Are Elected and Refreshed
Director Elections
Our Articles currently provide for a classified Board serving staggered terms of three years each with a Board size of at least one but no more than 12 Directors total. The CGNC and Board annually review our Board structure and size. As part of its regular governance review and consistent with shareholder feedback, the Board has decided to evolve its structure in line with current trends. In a Letter to Shareholders filed with the SEC on October 30, 2024, the Board announced its plans to seek shareholder approval at the 2025 Annual Meeting for amendments to the Company’s
Articles and Bylaws to declassify the Board. This Proxy Statement includes Proposal 2 to declassify the Board and, if

11 | 2025 PROXY STATEMENT	OUR BOARD
approved, will elect Directors to one-year terms starting in 2026 with the entire Board standing for annual elections in
2028 and beyond.
We are also presenting two proposals to amend the Articles to eliminate the supermajority voting requirements in Article
XIV for Directors and in Article XV for approval of certain transactions as further described in Proposals 3 and 4, respectively, of this Proxy Statement.
Our Articles also provide for a majority voting standard in the case of uncontested elections and a plurality voting standard in the case of contested elections in order to reduce the risk of a “failed election” in a contested election. If a
Director nominee who is an incumbent is not elected at a shareholder meeting and no successor to the incumbent is elected at that shareholder meeting, that nominee shall promptly offer to tender their resignation to the Board. The
CGNC shall make a recommendation to the Board on whether to accept or reject the offer, or whether other action should be taken. The Board, taking into account the CGNC’s recommendation, will publicly disclose its decision and the rationale within 90 days, and the nominee with be recused from the process. If such nominee’s resignation is not accepted by the Board, they shall continue to serve until their successor is duly elected, or their earlier death, resignation, retirement, disqualification or removal.
If prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board, or, at the Board’s discretion, may be voted for such fewer number of nominees as result from the inability of any such nominee to serve.
Director Refreshment
Consistent with the Board’s stated intention to refresh its composition and reduce its size, three current Directors retired or otherwise decided not to stand for election at the 2025 Annual Meeting. Additionally, Brenda J. Lauderback and
Stephen L. Gulis, Jr. have agreed to accelerate their previously announced retirements. Ms. Lauderback will retire by
December 31, 2025, and Mr. Gulis will retire effective as of the earlier to occur of (i) completion of the Company’s anticipated debt refinancing, or (ii) the 2026 Annual Meeting.
We have a number of practices or approaches that encourage thoughtful board refreshment including:
•The Board maintains a resignation policy for any Director who reaches the age of 72 or has a material change in their principal employment or affiliation to promptly tender their resignation to the Chair of the CGNC to review and come forward with a recommendation to the full Board for final determination;
•The Board considers individual and Board average tenures and refreshment rates as part of its overall nomination assessments; and
•The Board evaluation process informs its Director refreshment oversight.

12 | 2025 PROXY STATEMENT	OUR BOARD
How We Are Evaluated
The CGNC oversees the annual evaluation of the Board’s governance and effectiveness, reviews the results and makes recommendations to the Board. The evaluation process includes an annual self-evaluation of the Board and its committees, as well as periodic individual Director evaluations. The CGNC periodically retains an independent third party to facilitate the Board evaluations and to help ensure the evaluation reflects best practices and outcomes.
HOW WE ARE GOVERNED AND GOVERN
How We Are Governed
Provisions Applicable to All Directors and the Board
Our Board of Directors has adopted Corporate Governance Principles that are available in the Investor Relations section of the Company’s website at http://ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.
Independence
It is our Board’s responsibility to ensure a substantial majority of its members are independent. The Board follows the independence standards for companies listed on The Nasdaq Stock Market, the Securities and Exchange Commission
(SEC) and the Internal Revenue Service and determined that all committee members and all Directors who served during any part of fiscal 2024 are independent except our Chief Executive Officer (CEO). The Board believes that the Company should not enter into paid consulting arrangements with independent Directors.
Service on other Boards or Audit Committees
To help ensure that our Directors have sufficient time to fulfill their responsibilities to the Company, our Board has adopted guidelines providing that:
•no Director shall serve on more than four public company boards including the Sleep Number Board;
•no Director who is a named executive officer of another public company shall serve on more than a total of two public company boards including the Sleep Number Board;
•no member of the Company’s Audit Committee shall serve on more than three public company audit committees including the Sleep Number Audit Committee; and
•the Sleep Number CEO may not serve on more than two public company boards including the Sleep Number
Board.
If any Director exceeds or proposes to exceed these guidelines, the Director must promptly notify the Chair of the
CGNC, and the CGNC will review the facts and circumstances and determine whether such service would interfere with the Director’s ability to devote sufficient time to fulfilling the Director’s responsibilities to the Company. Currently, none of the Directors serve on more than four public company boards, including the Sleep Number Board.

13 | 2025 PROXY STATEMENT	OUR BOARD
Related-Party Transactions Policy
The Board has adopted a written policy governing the reporting and approval of transactions between the Company and its Directors, Director nominees, executive officers, significant shareholders or entities or persons related to them that would be required to be disclosed by the Company pursuant to Item 404 or Regulation S-K of the Federal securities laws. Under this policy, any proposed or existing related party transaction is subject to the approval or ratification of the
CGNC. A copy of the Related Party Transactions Policy can be accessed through our Investor Relations website at http://
ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement. There were no related-party transactions during the year ended
December 28, 2024, and there are none currently contemplated.
Board Leadership
Chair
The Board does not have a fixed policy regarding the separation of the offices of Chair of the Board (Chair) and the CEO and prefers to maintain the flexibility to modify its leadership structure based on the evolving best interests of the
Company and its shareholders. During any period in which the positions of Chair and CEO are combined, the Board will appoint a Lead Director from among the independent members of the Board. Any such Lead Director will have the significant Board leadership responsibilities specified in our Corporate Governance Principles and described below.
Since May 2022, the roles of Chair and CEO have been combined under Ms. Ibach. The Board has valued the continuity this leadership structure provides. However, Ms. Ibach is not standing for reelection at the Annual Meeting. The Board has unanimously appointed Phillip M. Eyler as independent Chair, effective upon the conclusion of the Annual Meeting.
Mr. Harrison will no longer serve as independent Lead Director.
The Board believes that an effective leadership structure could be achieved either by combining or separating the Chair and CEO roles, so long as the structure balances the powers of the CEO and independent Directors and enables the independent Directors to be fully informed and exercise appropriate oversight of management. The Board believes that separating the roles of Chair and CEO effective at the conclusion of the Annual Meeting is appropriate because it will enable the Company’s new CEO, Linda Findley, to focus her attention on the business and her responsibilities as CEO, while Mr. Eyler focuses on leadership of the Board. Additionally, the Board believes that the appointment of Mr. Eyler, who has been a member of the Board since 2022 and is a former public company CEO, as independent Chair, promotes continuity and facilitates a smooth executive leadership transition.
Lead Director
The Board appointed Michael J. Harrison as independent Lead Director when it combined the roles of Chair and CEO in
May 2022. Once the Chair and CEO roles are separated as described above, there will be no need for an independent
Lead Director. During any period where there is a combined Chair and CEO role, our Corporate Governance Principles clearly define the Lead Director role with a robust set of responsibilities to ensure the Board’s effective oversight, governance and independent leadership, including:
•Serve as principal liaison between the independent Directors and the Chair;
•Provide guidance to the Chair and approve the Board meeting schedule, seeking to ensure that independent
Directors can perform their duties responsibly and efficiently with sufficient time for discussion;
•Provide guidance to the Chair and approve the agendas for Board meetings;
•In consultation with the CGNC, advise the Chair regarding the composition of the various Board committees, as well as the selection of committee chairs;
•Advise the Chair as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the independent Directors to effectively and responsibly perform their duties; although

14 | 2025 PROXY STATEMENT	OUR BOARD
Company management is responsible for the preparation of materials for the Board, the Lead Director may specifically request the inclusion of certain material;
•Call meetings of the Board’s independent Directors, if needed, and coordinate the agenda for and lead the executive sessions of the Board’s independent Directors and brief the Chair on matters from the independent executive sessions;
•Facilitate discussion of independent Directors on matters outside the Board meetings, if needed, and serve as conduit to the Chair of the views of the independent Directors; and
•If requested by major shareholders, ensure that they are available for consultation and direct communication.
Board Committees
The Board maintains three standing committees: Audit, Management Development and Compensation (the
Compensation Committee) and Corporate Governance and Nominating (the CGNC). In addition, the Board has a Capital
Allocation and Value Enhancement Committee (the Capital Allocation Committee). Each has a charter that is posted on the Investor Relations section of the Company’s website at http://ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.
The current members of each of the Board committees are identified in the table below.

Director*	Audit Committee	Capital Allocation and Value Enhancement Committee	Management Development and Compensation Committee	Corporate Governance and Nominating Committee
Phillip M. Eyler		X	X
Stephen L. Gulis, Jr.	Chair			X
Michael J. Harrison			X
Julie M. Howard	X		X
Deborah L. Kilpatrick, Ph.D.			X(1)	X
Brenda J. Lauderback			Chair
Barbara R. Matas	X	Co-Chair		X
Stephen E. Macadam	X(2)	Co-Chair		X
Angel L. Mendez	X			Chair
Hilary A. Schneider		X	X(3)
*Ms. Ibach, in her capacity as Chair, and Mr. Harrison, in his capacity as independent Lead Director, generally attend all committee meetings.
(1)  On May 13, 2024, Ms. Kilpatrick was appointed a member of the Compensation Committee.
(2)  On December 10, 2024, Mr. Macadam was appointed a member of the Audit Committee.
(3)  Ms. Schneider was appointed a Chair of the Compensation Committee, effective as of the 2025 Annual Meeting.
The Board has further determined that four current members of the Audit Committee, Stephen L. Gulis, Jr., Julie M.
Howard, Stephen E. Macadam and Barbara R. Matas, meet the definition of “audit committee financial expert” under rules and regulations of the SEC and meet the qualifications of “financial sophistication” under the Marketplace Rules of the Nasdaq Stock Market. These designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and the Nasdaq Stock
Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of our Audit Committee or of our Board.
Audit Committee
The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of our Company. The Audit Committee is responsible for providing independent, objective oversight with respect to our Company’s accounting and financial reporting functions, internal and external audit functions, systems of internal controls regarding financial matters, enterprise risk assessment and

15 | 2025 PROXY STATEMENT	OUR BOARD
management, information security matters, including cybersecurity and artificial intelligence, and legal, ethical and regulatory compliance. The responsibilities and functions of the Audit Committee are further described in the Audit
Committee Report beginning on page 26 of this Proxy Statement.
Capital Allocation and Value Enhancement Committee
The Capital Allocation Committee is responsible for reviewing the Company’s use and investment of capital, as well as related disclosures, and making recommendations to the Board with respect thereto. The Capital Allocation Committee reviews the Company’s capital spending plan and expected returns as well as proposed significant capital allocation decisions, strategy and priorities with a view toward maximizing long-term shareholder value, including use of available funds for debt repayment, investment in the business, capital investments, stock repurchases, dividends, acquisitions, divestitures and other strategic actions.
Management Development and Compensation Committee
The principal function of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation and development of current and future leadership resources. The responsibilities and functions of the
Compensation Committee are further described in the Compensation Discussion and Analysis beginning on page 31 of this Proxy Statement. The Compensation Committee annually reviews the Company’s compensation philosophy and practices. The Board, through the Compensation Committee, supports and oversees team member compensation programs that are closely linked to business performance and long-term strategic orientation.
Corporate Governance and Nominating Committee
The primary functions of the CGNC are to develop and recommend to the Board corporate governance principles to govern the Board, its committees and our executive officers and team members in the conduct of the business and affairs of our Company; to identify and recommend to the Board individuals qualified to become members of the Board and its committees; and to develop and oversee the annual Board and committee evaluation process.
How We Govern
Meetings
The full Board met in person or virtually six times during 2024. The Audit Committee met eight times, the Capital
Allocation Committee met eight times, the Compensation Committee met thirteen times and the CGNC met four times during 2024. Each of the members of our Board serving in 2024 attended 75% or more of all meetings of the Board and committees on which they served.
The Board’s practice is to meet in executive session with the full Board present and, separately, with just the independent Directors present, at each regularly scheduled quarterly meeting of the Board. At least annually, the independent Directors meet in executive session to review the performance and compensation of the CEO and other executive officers. Additional executive sessions or meetings with just the independent Directors may be held from time to time as needed. Any member of the Board may request an executive session with the full Board or the independent
Directors only.
Our policy requires our Directors to attend our Annual Meetings unless prevented by causes beyond their reasonable control. All our Directors attended our 2024 Annual Meeting.

16 | 2025 PROXY STATEMENT	OUR BOARD
Oversight of the Chief Executive Officer
The Board selects, evaluates, provides oversight and counsel to and creates limited parameters for the CEO. One of these parameters limits the CEO to serving on no more than one public company board other than the Sleep Number
Board.
Chief Executive Officer Succession Planning
Ensuring that the Company has skilled, seasoned leaders and a plan for management succession remains a top priority for the Board. The Board has delegated primary oversight responsibility for succession planning to the Management
Development and Compensation Committee. The Committee meets regularly to discuss management succession, candidates and process and evaluates and updates as appropriate the skills, experience and attributes the Committee believes are important to be an effective CEO in light of our strategy. The Committee regularly reviews succession planning with the full Board, including the identification, development and progress of internal candidates.
The Board’s succession planning process is ongoing, even before Ms. Ibach’s announcement of her intention to retire in
October 2024. Following an extensive and thoughtful candidate review and selection process conducted by our independent Directors with the assistance of a leading executive search firm, the Board appointed Linda Findley as
President, Chief Executive Officer and Director, effective April 7, 2025.
Board Role in Risk Oversight
Our Board is responsible for overseeing the Company’s policies and practices with respect to risk assessment and risk management and has delegated to the Audit Committee the responsibility of assisting the Board in fulfilling this role. Among its duties and processes, the Audit Committee: (a) reviews and discusses with management the Company’s policies and practices with respect to enterprise risk assessment and risk management, including with respect to financial risk exposures, internal controls over financial reporting and cybersecurity, (b) oversees the Company’s internal audit function and processes, (c) establishes and oversees procedures for receiving and addressing complaints regarding accounting, internal controls or auditing matters, (d) reviews compliance and other legal matters with the Company’s legal counsel and (e) reports to the full Board with respect to matters within its area of responsibility.
The Audit Committee oversees the Company’s internal audit function. The leader of the internal audit function reports directly to the Audit Committee, and the Audit Committee has authority to review and approve the appointment, replacement or dismissal of this leader. The Audit Committee reviews and approves, at least annually, the Company’s internal audit plan and receives quarterly reports on the results of internal audits. The leader of the internal audit function meets regularly with the Chair of the Audit Committee and/or in executive session with the Audit Committee, as needed, outside the presence of the Company’s management team. The Company’s risk assessment and risk management process is led by the Chief Legal and Risk Officer and the leader of the internal audit function, with guidance from outside advisors as needed. This process includes an annual enterprise risk assessment, ongoing risk identification and quarterly assessments of enterprise risks and mitigation strategies, with participation from and review by the Audit
Committee and the Board.
In addition to the Audit Committee’s role, each of the other committees considers risks within its respective areas of responsibility. We believe our Board leadership structure helps ensure proper risk oversight, based on the allocation of duties among committees and the role of our independent Directors in risk oversight.
Conflicts of Interest
Directors are expected to avoid any action, position or interest which conflicts with an interest of the Company, or that gives the appearance of a conflict. If any member of the Board becomes aware of any such conflicting or potentially conflicting interest involving any member of the Board, the Director should immediately bring such information to the

17 | 2025 PROXY STATEMENT	OUR BOARD
attention of the Chair (and the Lead Director if the Chair and CEO is combined), the CEO and the Chief Legal and Risk
Officer of the Company.
Performance Goals and Evaluation
The Compensation Committee is responsible for establishing procedures for setting annual and long-term performance goals for the CEO and for evaluation by the full Board of their performance against such goals. The Compensation
Committee meets at least annually with the CEO to receive their recommendations concerning such goals. Both the annual goals and the annual performance evaluation of the CEO are reviewed and discussed by the independent
Directors at a meeting or executive session. The Compensation Committee is also responsible for setting annual and long-term performance goals and compensation for all executive officers. Also, the CEO reports to the Board, at least annually, on senior management depth and development, including a discussion of assessments, leadership development, succession planning and other relevant factors.
Shareholder Approval of Equity-Based Compensation Plans
Shareholder approval will be sought for equity-based compensation plans as required by our Articles and Minnesota law.
Provisions Applicable to Unsolicited Takeover Attempts or Proposals
The Board periodically reviews (not less often than every three years) our Articles and Bylaws and various provisions that are designed to maximize shareholder value in the event of an unsolicited takeover attempt or proposal. Such review includes consideration of matters such as the Company’s state of incorporation, whether the Company should opt in or out of applicable control share acquisition or business combination statutes and provisions such as the Company’s classified Board structure. Note that, subject to shareholder approval in accordance with Minnesota law, the Board has unanimously adopted resolutions approving and declaring the advisability of proposed amendments to the Articles and
Bylaws to declassify the Board as further described below in Proposal 2 (approve amendments to our Articles and Bylaws to declassify the Board). The objective of this review is to maintain a proper balance of provisions that will not deter bona fide proposals from coming before the Board and that will position the Board and the Company to maximize the long-
term value of our Company for all shareholders.
Shareholder Engagement
We have regular outreach to and ongoing discussions with many of our largest shareholders to learn more about their perspectives and gather their feedback on our strategy, performance, governance, compensation and other topics. Our engagement helps our Board and leadership team understand the issues that matter most to shareholders, so that we can address them effectively.
Prior to our 2025 Annual Meeting, we reached out to 15 of our largest shareholders collectively representing approximately 56% of our outstanding shares to discuss topics of interest to them, which included our leadership transition, Board composition and planned corporate governance changes. Six shareholders representing approximately
31% of our outstanding shares accepted our invitation to speak. Six shareholders representing approximately 16% of our outstanding shares declined our invitation, and three shareholders representing 9% of our outstanding shares did not respond. The incoming Chair of the Board, Phil Eyler, led these meetings. Angel Mendez, the Chair of the CGNC, also participated in these meetings.
In addition to this targeted outreach ahead of the 2025 Annual Meeting, we also regularly engage with our shareholders in the ordinary course of our investor relations activities. In total, between January 2024 and March 2025, we engaged with shareholders representing more than 55% of our outstanding shares.

18 | 2025 PROXY STATEMENT	OUR BOARD
How You Can Communicate with the Board
Our Board casts a wide net to inform and enhance its deliberations and decision making. It also maintains several means for shareholders and others to engage, ask questions and provide input:
•Shareholders can participate in our Annual Meetings;
•Shareholders can participate in our shareholder engagement program in which members of management and, as appropriate, Directors have in-person, virtual, phone or email engagements. Director engagements may cover topics such as strategy, Board and corporate governance, pay and duration drivers including environmental, social and other factors;
•Shareholders may write to our Board as a whole, its committee chairs or individual Directors, either via email at
investorrelations@sleepnumber.com or by sending a written communication addressed to our Corporate Secretary by mail to Sleep Number Corporation, 1001 Third Avenue South, Minneapolis, MN 55404. The Corporate Secretary
will promptly forward any communication so received to the Board, any committee of the Board or any individual
Director specifically addressed in the communication;
•Shareholders can raise any concern regarding accounting, internal control or auditing matters with our Audit
Committee, confidentially and anonymously, by calling 1-800-835-5870; or
•Shareholders, team members and others can raise issues more generally by calling or emailing our privacy department (1-888-250-4436 or privacy@sleepnumber.com) or using our confidential Business Abuse Hotline
1-888-662-5025. Board-level information will be escalated as appropriate.
The Company reserves the right to revise or make exceptions to the above in the event that the process is abused, becomes unworkable or otherwise does not efficiently serve the purposes of the process.
ARTICLES OF INCORPORATION AND BYLAWS
In a Letter to Shareholders filed with the SEC on October 30, 2024, the Board announced plans to seek shareholder approval at the 2025 Annual Meeting for amendments to the Company’s Articles and Bylaws to declassify the Board and amendments to the Articles to eliminate the supermajority voting requirements in Article XIV for Directors and in Article
XV related to approval of certain transactions.
We are seeking to implement these changes in a timely fashion as further described in the following Proposals 2, 3 and
4, yet in a manner that also allows a smooth transition to the new governance structure.

19 | 2025 PROXY STATEMENT	PROPOSAL 2 - VOTE TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES AND BYLAWS TO DECLASSIFY THE BOARD
Under our existing Articles and Bylaws, our Board is divided into three classes with members of each class of Directors serving a three-year term. The classification of the Board results in staggered elections, with a different class of Directors standing for election each year.
If this Proposal 2 is approved by our shareholders, the proposed amendments to our Articles and Bylaws would commence declassification of our Board at the Annual Meeting. Directors elected at this Annual Meeting will be elected to three-year terms expiring at the 2028 Annual Meeting. If such amendments to the Articles and Bylaws are approved this year, then the Directors to be elected at the 2026 Annual Meeting and thereafter will be elected to one-year terms expiring at the next Annual Meeting. Directors who were elected prior to the 2026 Annual Meeting would serve out their remaining terms, including the Directors standing for election at this 2025 Annual Meeting who are elected for full three-
year terms expiring at the 2028 Annual Meeting. If the office of any Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of Directors or otherwise, a majority of the remaining Directors, although less than a quorum, at a meeting called for that purpose, may choose as successor, who, unless removed for cause, shall hold office until the expiration of the term of the class or the remainder of the one year term, as applicable, for which appointed or until a successor shall be elected and qualified. As a result, beginning with the election of Directors at the 2028 Annual Meeting, all Directors will be elected for one-year terms and the classification of the Board will terminate.
In proposing these amendments to the Articles and Bylaws, our Board considered shareholder feedback and evolving governance practices. Subject to shareholder approval, the Board has unanimously adopted resolutions approving and declaring the advisability of the proposed amendments to the Articles and Bylaws.
If our shareholders approve this Proposal 2, we will file amended and restated Articles after the Annual Meeting incorporating the revisions in Appendix A. We will also make the conforming revisions reflected in Appendix A to declassify the Board in our Bylaws, as required by Minnesota law to get shareholder approval for such amendments to our Bylaws.
The Board believes that the amendments to our Articles and Bylaws to declassify the Board are in the best interests of the Company and our shareholders at this time.
The Board unanimously recommends a vote “For” approval of amendments to our Articles and our Bylaws to declassify the Board.

20 | 2025 PROXY STATEMENT	PROPOSAL 3 - VOTE TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES AND BYLAWS TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT IN ARTICLE XIV RELATED TO DIRECTORS
Article XIV of our existing Articles provides that it may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of not less than two-thirds of the outstanding voting power entitled to vote (i.e., a supermajority).
If this Proposal 3 is approved by shareholders, the proposed amendment to our Articles would eliminate the supermajority voting requirement in Article XIV related to amendments to the number, classification, term of office, removal, and how to fill vacancies of Directors.
In proposing this amendment to the Articles and seeking to evolve our governance structure, our Board considered shareholder feedback and evolving governance practices.
Our Board unanimously concluded that it is in the best interests of the Company and our shareholders at this time to recommend that our shareholders adopt amendments to our Articles to eliminate all supermajority voting requirements related to Directors, and replace with majority voting requirements. The Board has unanimously adopted resolutions approving and declaring the advisability of the proposed amendment to the Articles.
If our shareholders approve this Proposal 3, we will file amended and restated Articles after the Annual Meeting incorporating the revisions in Appendix B.
The Board unanimously recommends a vote “For” approval of the amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to Directors.

21 | 2025 PROXY STATEMENT	PROPOSAL 4 - VOTE TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT IN ARTICLE XV RELATED TO APPROVAL OF CERTAIN TRANSACTIONS
Article XV of our existing Articles provides that it may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of not less than two-thirds of the outstanding voting power entitled to vote. Article XV also provides that the affirmative vote of not less than two-thirds of the outstanding voting power entitled to vote is required for certain transactions such as various approvals (or adoptions) of any plan of merger or exchange of assets, or issuance or delivery of stock or securities.
In proposing this amendment to the Articles and seeking to evolve our governance structure, our Board considered shareholder feedback and evolving governance practices. Our Board concluded that it is in the best interests of the
Company and our shareholders at this time to recommend that our shareholders adopt amendments to our Articles to eliminate all supermajority voting requirements and replace with majority voting requirements, including the requirements in Article XV related to approval of certain transactions. The Board has unanimously adopted resolutions approving and declaring the advisability of the proposed Articles amendment.
If our shareholders approve this Proposal 4, we will file amended and restated Articles after the Annual Meeting incorporating the revisions in Appendix C.
The Board unanimously recommends a vote “For” approval of the amendment of our Articles to eliminate the supermajority voting requirements in Article XV related to certain transactions.

22 | 2025 PROXY STATEMENT	OUR BOARD
HOW WE ARE PAID
Board compensation should encourage alignment with shareholders’ interests and should be at a level equitable to comparable companies.
Summary of Non-Employee Director Compensation
The compensation payable to non-employee Directors of Sleep Number Corporation is determined annually by the
Compensation Committee, typically at the quarterly meeting in May.
Annual Cash Retainer
Each of our non-employee Directors receives an annual cash retainer of $95,000, which is paid quarterly. The Chairs of each of the Committees of the Board receive an additional annual cash retainer of $20,000, with Co-Chairs for any committee (e.g., the Capital Allocation Committee) splitting the $20,000 cash retainer, each receiving $10,000. The Lead
Director (when the Chair and CEO roles are combined) receives an additional cash retainer of $50,000 per year.
Meeting Fees
In 2024, each non-employee Director received meeting fees for Board and Committee meetings attended beyond the normal number of regular or typical meetings for the Board and each Committee in a fiscal year, including: (a) Board meeting fees of $1,000 per in-person meeting and $500 per virtual meeting after a minimum of eight Board meetings for the fiscal year and (b) Committee meeting fees of $750 per in-person Committee meeting and $500 per virtual
Committee meeting after a minimum of eight meetings for each Committee for the fiscal year.
Equity Compensation
Coincident with the Annual Meeting, non-employee Directors are eligible to receive equity compensation in amounts determined by the Compensation Committee. In 2024, in alignment with share conservation efforts undertaken for management, 100% of the grant value was in RSUs, with the grants to vest on the earlier of one year from the date of grant or the date of the next Annual Meeting at which Directors are elected to the Board, so long as the Director continues to serve on our Board. At its meeting on May 13, 2024, the Compensation Committee approved the annual equity compensation for each of our non-employee Directors to remain at $135,000 in grant value for the new equity awards which were granted on May 21, 2024. In alignment with methodology used to determine awards granted to
NEOs, the number of RSUs granted to our non-employee Directors on May 21, 2024 was based on the average 2023 share price of $24.74. These equity compensation grants to non-employee Directors in the fiscal year are set forth and described in the “Director Compensation” table below.
Reimbursement of Expenses
Directors are reimbursed for travel expenses for attending in-person meetings of our Board or any of the Committees and for attending approved director continuing education programs.
No Director Compensation for Employee Directors
Any Director who is an employee of our Company does not receive additional compensation for service as a Director.
Share Ownership Guidelines for Executive Officers and Directors
The Board has established the stock ownership guidelines for executive officers and Directors as further described in the
Compensation Discussion and Analysis beginning on page 31 of this Proxy Statement.

23 | 2025 PROXY STATEMENT	OUR BOARD
Director Compensation
The following table summarizes the total compensation paid or earned by each of our non-employee Directors for the
2024 fiscal year ended December 28, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Daniel I. Alegre(5)(6)	$47,500	—	—	—	$47,500
Phillip M. Eyler(3)	$96,500	$83,656	—	—	$180,156
Stephen L. Gulis, Jr.(3)	$115,000	$83,656	—	—	$198,656
Michael J. Harrison	$147,500	$83,656	—	—	$231,156
Julie M. Howard(3)(4)	$97,000	$83,656	—	—	$180,656
Deborah L. Kilpatrick, Ph.D.(3)(4)(5)	$96,500	$83,656	—	—	$180,156
Brenda J. Lauderback	$117,500	$83,656	—	—	$201,156
Stephen E. Macadam(3)(4)	$105,000	$83,656	—	—	$188,656
Barbara R. Matas(3)(4)	$105,000	$83,656	—	—	$188,656
Angel L. Mendez(3)	$115,000	$83,656	—	—	$198,656
Hilary A. Schneider	$97,000	$83,656	—	—	$180,656
Jean-Michel Valette(7)	—	—	—	—	—
(1)Reflects the aggregate grant date fair value of restricted stock awards granted during fiscal year 2024, computed in accordance with FASB ASC
Topic 718. For all Directors except Mr. Alegre and Mr. Valette, 5,457 restricted stock awards were granted. Mr. Alegre did not stand for election in
2024 and his term expired effective as of the conclusion of the 2024 Annual Meeting. Accordingly, no restricted stock awards were granted to Mr.
Alegre. Mr. Valette did not serve as a voting member of the Board in 2024. See footnote 7 for additional information. See Note 8, Shareholders’
Deficit, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, for a discussion of the relevant assumptions used in calculating these amounts. As of December 28, 2024, the aggregate number of shares outstanding under stock awards, including restricted stock, restricted stock units and phantom stock, held by those who served as non-employee Directors through fiscal year 2024 was as follows: Mr. Eyler, 5,457; Mr. Gulis, 55,203 shares; Mr. Harrison, 5,457 shares; Ms. Howard, 17,690 shares; Ms.
Kilpatrick, 6,073 shares; Ms. Lauderback, 5,457 shares; Mr. Macadam, 11,536; Ms. Matas, 32,177 shares; Mr. Mendez, 5,457 shares; and Ms.
Schneider, 5,457 shares.
(2)No stock option awards were granted during fiscal year 2024. As of December 28, 2024, the aggregate number of stock options outstanding held by those who served as non-employee Directors through fiscal 2024 was as follows: Mr. Eyler, 4,285; Mr. Gulis, 7,695; Mr. Harrison, 15,477; Ms.
Howard, 5,830; Ms. Kilpatrick, 9,860; Ms. Lauderback, 15,477; Mr. Macadam, 2,373; Ms. Matas, 7,695; Mr. Mendez, 4,285; and Ms. Schneider,
2,373.
(3)Under the Company’s 2020 Equity Incentive Plan, as amended, (2020 Plan) non-employee Directors may elect to defer receipt of any shares of the
Company’s common stock under an Incentive Award granted to non-employee Directors under the 2020 Plan. For fiscal 2024, the following
Directors have elected to defer receipt of their 2024 Incentive Award of 5,457 shares: Mr. Eyler, Mr. Gulis, Ms. Howard, Mr. Macadam, Ms. Matas
and Mr. Mendez. Ms. Kilpatrick elected to defer receipt of 2,728 shares of her 2024 Incentive Award.
(4)Ms. Howard, Ms. Kilpatrick, Mr. Macadam and Ms. Matas elected to receive all or a portion of Director fees in the form of common stock under the
2020 Plan, and to defer receipt of such shares. The number of shares paid is determined by dividing the amount of the Director’s fees to be deferred by the fair market value per share of our common stock on the date the fees otherwise would have been payable in cash. The number of shares to be received by Ms. Howard in lieu of cash payments during fiscal 2024 is 5,597 shares and the related grant date fair value was $96,500. The number of shares to be received by Ms. Kilpatrick in lieu of cash payments during fiscal 2024 is 616 shares and the related grant date fair value was $10,615.
The number of shares to be received by Mr. Macadam in lieu of cash payments during fiscal 2024 is 6,079 shares and the related grant date fair value was $105,000. The number of shares to be received by Ms. Matas in lieu of cash payments during fiscal 2024 is 6,079 shares and the related grant date fair value was $105,000.
(5)Mr. Alegre and Ms. Kilpatrick elected to receive a portion of Director fees in the form of common stock under the 2020 Plan. The number of shares paid is determined by dividing the amount of the Director’s fees to be received in the form of common stock by the fair market value per share of our common stock on the date the fees otherwise would have been payable in cash. The number of shares received by Mr. Alegre in lieu of cash payments during fiscal 2024 was 3,179 shares and the related grant date fair value was $48,995. The number of shares received by Ms. Kilpatrick in lieu of cash payments during fiscal 2024 was 615 shares each and the related grant date fair value was $10,606.
(6)Mr. Alegre decided not to stand for election in 2024 and his term expired effective as of the conclusion of the 2024 Annual Meeting.
(7)Mr. Valette retired from the Board effective upon the conclusion of the 2023 Annual Meeting. Effective upon his retirement, Mr. Valette was appointed to serve in a non-voting advisory role to the Board, as Director Emeritus, through the end of the Company’s 2024 fiscal year. Mr. Valette’s non-voting advisory role was concluded early as of September 30, 2024. In his capacity as Director Emeritus, Mr. Valette received compensation consistent with that of non-employee Directors through September 30, 2024.

24| 2025 PROXY STATEMENT	OUR COMPANY
WHAT WE DO
Sleep Number is a sleep wellness company and market leader in the design, manufacturing, marketing and distribution of highly innovative sleep solutions. Our purpose is to improve the health and wellbeing of society through higher quality sleep; to date, we have improved the lives of approximately 16 million people. Sleep Number’s Smart Sleepers benefit from individualized sleep experiences, night after night, and are experiencing the physical, mental and emotional benefits of life-changing sleep.
Sleep Number’s life-changing, differentiated smart beds combine physical and digital innovations, integrating unparalleled physical comfort with a highly advanced sleep wellness platform. The smart beds offer our signature firmness adjustability, enabling each sleeper adjustable comfort. Embedded digital sensors learn the sleep needs of each individual; “sense and do” technology uses the sensed data to automatically adjust the smart bed to keep the sleeper comfortable throughout the night. Active temperature balancing technology supports the ideal climate for each sleeper and solves a prevalent sleep challenge.
Additionally, the smart beds are an exceptional value, with personalized sleep insights delivered daily, new features regularly added to all smart beds through over-the-air updates and prices to meet most budgets. Sleep Number smart beds provide unmatched features, benefits and comfort that can lead to improved sleep health and wellness for both sleepers.
WHO WE ARE
Sleep Number’s advantaged business model is supported by our consumer innovation strategy: an individualized, digital sleep wellness platform, a network of millions of highly engaged Smart Sleepers who are loyal brand advocates, a vertically integrated operating model and a culture of individuality, with an ambitious vision to become one of the world’s most beloved brands.
And our 3,700 mission-driven team members are dedicated to Sleep Number’s mission of improving lives by individualizing sleep experiences. They passionately innovate to drive value creation, including our exclusive direct-to-
consumer selling in 640 stores and online, which meets customers whenever and wherever they choose to provide an exceptional experience and a lifelong relationship.
Additionally, Sleep Number partners with world-leading institutions to bring the power of 32 billion hours of longitudinal sleep data from four billion sleep sessions to sleep science and research.

25| 2025 PROXY STATEMENT	OUR COMPANY
HOW WE DO IT
We believe our purpose of improving the health and well-being of society through higher quality sleep is best achieved with similarly sustainable governance, people and environmental practices.
Ours continually evolve, but highlights include:
•We annually review and train on our Code of Business Conduct;
•Our focus on talent management is reflected in the Board making time annually to review with management our human capital management, development and succession practices;
•Our sustainability practices are supported by a cross-functional team and informed by a materiality assessment; and
•Our sustainability practices are shared with the full Board and standing committees annually, quarterly or on an interim basis, as appropriate, including periodic dedicated full Board sessions covering topics such as carbon, climate, natural resources, supply chain management, waste and toxicity, reuse and recycling, team member engagement health, wellbeing and belonging; the evolving nature of work; community health and impact;
compliance and internal controls; business ethics and codes of conduct; sustainable, auditable and repeatable processes for reporting requirements; executive, Director and team member compensation; cybersecurity; and geo-
political and policy issues management.
Code of Conduct and Ethics
Our Code of Business Conduct and Ethics is reviewed annually with the Audit Committee and instructs team members to comply with applicable laws, engage in ethical and safe conduct in our work environment, avoid conflicts of interests, conduct our business with integrity and high ethical standards and safeguard our Company’s assets, report potential violations and periodically receive training and certify commitment. The Code of Business Conduct and Ethics addresses legal and ethical issues that may be encountered by our team members during their normal course of business.
Team members are required to report any conduct that they believe in good faith violates our Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics also sets forth procedures under which team members or others may report through our management team or, ultimately, directly to our Audit Committee (confidentially and anonymously, if so desired) any questions or concerns regarding accounting, internal accounting controls or auditing matters. All of our team members and Board members are required to annually certify their commitment to abide by our
Code of Business Conduct and Ethics. We regularly monitor compliance with the Code of Business Conduct and Ethics and report findings to our Audit Committee. We also provide training in key areas covered by the Code of Business
Conduct and Ethics to help our team members to comply with their obligations.
A copy of the Code of Business Conduct and Ethics is included in our Investor Relations section of our website at
http://ir.sleepnumber.com. We intend to disclose any amendments to and any waivers from a provision of our Code of
Business Conduct and Ethics on our website. The information contained in or connected to our website and our Code of
Business Conduct and Ethics is not incorporated by reference into, or considered a part of, this Proxy Statement.

26| 2025 PROXY STATEMENT	OUR COMPANY
Corporate Sustainability
Our sustainability efforts are focused on aligning and integrating environmental stewardship and social progress with our pursuit of long-term shareholder value creation. Guided by our purpose of improving the health and wellbeing of society through higher quality sleep, we aim to innovate and improve our Company to deliver benefit to all stakeholders.
We recently published our 2025 Corporate Sustainability Report, which provides an update on enterprise environmental, social and governance practices, priorities and key metrics. The report underscores our focus on sustainability initiatives that support the resilience of our business.
•We are strengthening systems and processes that reinforce sound governance, high integrity decision-making and transparent, consistent reporting practices.
•To attract and retain highly engaged team members, we continue to prioritize programs that promote well-being, provide opportunities for professional development, and reward strong performance.
•Through volunteerism, financial and in-kind support, and meaningful contributions to sleep science, research and sleep innovations, we are improving millions of lives – delivering significant value to consumers and their communities.
•Recognizing the benefit of collaboration in achieving our goals, we are strengthening our relationships with suppliers and engaging with them to increase our operating model durability and sustainability.
•And we are monitoring – and taking responsible actions to control – our greenhouse gas emissions, waste and other environmental outputs, including through improved network design, transportation optimization and innovations that extend the useful life of product components.
A copy of the Corporate Sustainability Report is included in our Investor Relations section of our website at http://
ir.sleepnumber.com. The information contained in or connected to our website and our Corporate Sustainability Report is not incorporated by reference into, or considered a part of, this Proxy Statement.
Audit Committee Report
The Audit Committee is responsible for providing independent, objective oversight with respect to our Company’s accounting and financial reporting functions, internal and external audit functions, systems of internal controls regarding financial matters, risk assessment and risk management, information technology and information security systems, including cybersecurity and artificial intelligence, and legal, ethical and regulatory compliance.
The Audit Committee is currently composed of five Directors, each of whom is independent as defined by the Nasdaq listing standards and SEC Rule 10A-3. Stephen L. Gulis, Jr. (Chair), Julie M. Howard, Barbara R. Matas, and Angel L.
Mendez served on the Audit Committee throughout 2024 and through the date of this report. Stephen E. Macadam joined the Audit Committee effective January 1, 2025. Deborah L. Kilpatrick, Ph.D. served on the Audit Committee through April 2024.
Management is responsible for our Company’s financial reporting processes and internal control over financial reporting.
Deloitte & Touche LLP, our Independent Registered Public Accounting Firm, is responsible for auditing our Company’s consolidated financial statements for the 2024 fiscal year. This audit is to be conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee met eight times during 2024 and meetings involved representatives of management, internal audit and the independent auditors. The Audit Committee meets periodically with management, internal audit and the independent auditors in separate executive sessions as needed to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

27 | 2025 PROXY STATEMENT	OUR COMPANY
Management represented to the Audit Committee that our Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has
reviewed and discussed the consolidated financial statements, together with the results of management’s assessment of the Company’s internal control over financial reporting, with management and the Independent Registered Public
Accounting Firm. The Audit Committee discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the
SEC. The Independent Registered Public Accounting Firm provided the Audit Committee with written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit
Committee discussed with the Independent Registered Public Accounting Firm that firm’s independence.
Based upon the Audit Committee’s discussions with management, internal audit and the Independent Registered Public
Accounting Firm and the Audit Committee’s review of the representations of management and the Independent
Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Company’s Annual Report on Form 10-K for the year ended
December 28, 2024, for filing with the Securities and Exchange Commission.
This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit Committee of the Board of Directors
Stephen L. Gulis, Jr., Chair
Julie M. Howard
Stephen E. Macadam
Barbara R. Matas
Angel L. Mendez

28 | 2025 PROXY STATEMENT	PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Deloitte & Touche LLP (Deloitte) to serve as independent auditors for the fiscal year ending January 3, 2026. Deloitte has served as our independent auditor since 2010.
The Audit Committee considered a number of factors in determining whether to re-engage Deloitte as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the appointment of
Deloitte as our independent auditors, the Audit Committee will reconsider whether to retain Deloitte and may determine to retain it or another firm without resubmitting the matter to shareholders. Even if the appointment of Deloitte is ratified by shareholders, the Audit Committee may, in its discretion, direct the appointment of a different firm of independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of Deloitte will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions from shareholders.
Why the Board recommends you support this Proposal 5:
•The Audit Committee undertakes a robust evaluation process each year to confirm the engagement of Deloitte as our independent auditor continues to be in our shareholders’ best interests;
•Deloitte has served as our independent auditor since 2010, which means the firm is well-positioned to handle the breath and complexity of our vertically integrated business; and
•Deloitte provides only limited services other than audit and audit-related services.
The Board recommends a vote “For” ratification of the appointment of Deloitte as our independent auditors for the fiscal year ending January 3, 2026.

29| 2025 PROXY STATEMENT	OUR COMPANY
Audit and Other Fees
The aggregate fees billed for professional services by the Independent Auditors in 2024 and 2023 were:

	2024	2023
Audit fees	$923,000	$898,478
Audit-related fees	58,520	1,895
Audit and audit-related fees	981,520	900,373
Tax fees	132,931	137,766
All other fees	—	—
Total	$1,114,451	$1,038,139
Audit fees in 2024 and 2023 include fees incurred for the annual audit and quarterly reviews of the Company’s consolidated financial statements and the annual audit of the Company’s internal control over financial reporting for the years ended December 28, 2024 and December 30, 2023, respectively.
Audit-related fees for 2024 are related to benefit plan audit and access to an online accounting research tool while 2023 related to access to an online accounting research tool.
Tax fees for fiscal 2024 and 2023 are primarily for tax compliance services based on time and materials.
Pre-Approval Policies and Procedures
Under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission regarding auditor independence, the engagement of the Company’s Independent Auditors to provide audit or non-audit services for the
Company must either be approved by the Audit Committee before the engagement or entered into pursuant to pre-
approval policies and procedures established by the Audit Committee. Our Audit Committee has not established any pre-approval policies or procedures and therefore all audit or non-audit services performed for the Company by the
Independent Auditors must be approved in advance of the engagement by the Audit Committee. Under limited circumstances, certain de minimus non-audit services may be approved by the Audit Committee retroactively. All services provided to the Company by the Independent Auditors in 2024 were approved in advance of the engagement by the Audit Committee and no non-audit services were approved retroactively by the Audit Committee pursuant to the exception for certain de minimus services described above.

30 | 2025 PROXY STATEMENT	OUR PAY
COMPENSATION COMMITTEE REPORT
Dear Shareholders,
We, the members of Sleep Number’s Compensation Committee believe that the decisions we make about pay, which we describe in the following pages, reveal of lot about:
•How committed we are to tying long-term strategy to shareholder value creation;
•How much we believe in establishing programs that hold team members accountable and link pay to performance;
•How invested we are in creating a culture that connects team members to our purpose, promotes their wellbeing and encourages innovation;
•How creative and inclusive we are in searching for and securing top talent;
•How serious we are about retaining and engaging our team members;
•How dedicated we are about meaningful innovation to advance our mission of improving lives by individualizing sleep experiences; and
•How focused we are on each tool, metric and element that can collectively drive sustainable out performance.
We believe our pay designs, decisions and amounts described in this CD&A reflect each of these. We seek your support, welcome your ongoing input and value your investment.
The Management Development and Compensation Committee of the Board of Directors (the Compensation
Committee), consisting entirely of independent Directors, has reviewed and discussed the following Compensation
Discussion and Analysis (CD&A) with management, and based on this review and discussion, the Compensation
Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy
Statement.
The Management Development and Compensation Committee
Brenda J. Lauderback, Chair
Philip M. Eyler
Deborah L. Kilpatrick, Ph.D.
Michael J. Harrison
Julie M. Howard
Hilary A. Schneider

31 | 2025 PROXY STATEMENT	OUR PAY
COMPENSATION DISCUSSION AND ANALYSIS
KEY PAY FACTS
Who Did We Pay?
Sleep Number provides employment to approximately 3,700 team members, each of whom plays an important role in our operations. We are legally required to focus these disclosures on the compensation of the Company’s Named
Executive Officers (NEOs), even though every one of our team members contributes to our success. This Compensation
Discussion and Analysis (CD&A) describes our executive compensation program, including the objectives and elements of compensation as well as determinations made by the Compensation Committee regarding our NEOs. In 2024 each of these individuals qualified as one of our NEOs:
•Shelly Ibach, Chair, President and Chief Executive Officer
•Francis Lee, Executive Vice President and Chief Financial Officer
•Andrea Bloomquist, Executive Vice President and Chief Innovation Officer
•Melissa Barra, Executive Vice President and Chief Sales and Services Officer
•Samuel Hellfeld, Executive Vice President and Chief Legal and Risk Officer and Secretary
Why: Factors Shaping Our Pay Design and Decision Making
The following pages outline our individual pay components and decisions made for 2024. Collectively, our pay practices and decisions were shaped and informed considering the details below:
•Shareholder engagement and feedback;
•A belief in a strong link between NEO pay and financial and operational performance;
•A belief that a majority of NEO pay should be at risk and aligned with both near-and long-term performance;
•Peer group benchmarking;
•Advice from an independent compensation consultant;
•Adherence to pay governance best practices including stock ownership guidelines, clawback policies, double trigger change-in-control provisions and policies against hedging, pledging, insider trading, tax gross ups, options repricing, NEO employment contracts and dividends on unearned performance awards; and
•Integration of pay with risk management, oversight and compliance best practices.

32 | 2025 PROXY STATEMENT	OUR PAY
Shareholder Engagement on Executive Compensation
Every year, Sleep Number provides shareholders the opportunity to approve its executive compensation program on an advisory basis. In 2024, our executive compensation program received the support of 82.7% of votes cast by shareholders versus our prior five-year average of 88.9%. In addition, we regularly engage with our shareholders to learn about their perspectives and gather their feedback on a variety of topics, including our executive compensation program. Our engagement helps our Board and leadership team understand the issues that matter most to shareholders, so that we can address them effectively.
Changes Made in 2024
In determining our compensation practices for fiscal year 2024, the Compensation Committee was mindful of feedback provided by shareholders and the results of our most recent advisory vote on executive compensation, as well as the need to execute on our business transformation to create a more durable operating model. For fiscal year 2024, Sleep
Number took the following actions:

Category	Description of Changes
Proxy Statement Disclosure	We redesigned our proxy statement, including our “Compensation Discussion and Analysis” to facilitate clear and concise disclosure.
Peer Group	Our peer group was updated in 2024 to ensure it continues to reflect our scale, industry and strategic direction as a sleep wellness company.
Annual Incentive Plan (AIP)
We remain committed to defined and measurable AIP goals and
metrics. The mid-year progress payment was been removed for the
NEOs to emphasize full-year performance. A Shared Strategic
Objective modifier was added to the plan to incentivize the
expense reduction actions needed. These changes are described in more detail in the AIP section.

Equity Award Mix	We eliminated the use of stock options in 2024 to reduce the dilutive impact to our equity plan.
Changes Made in 2025
In 2025, the Compensation Committee continued to align compensation practices with shareholder interests in mind. In
2025, we introduced a Relative Total Shareholder Return modifier to our Performance Share Unit plan, replacing the previous Return on Invested Capital (ROIC) modifier.

33 | 2025 PROXY STATEMENT	OUR PAY
Company Performance
The consumer environment remained challenging in 2024. Economic uncertainty, low consumer sentiment, and high interest rates leading to ongoing pressure in the housing market, have led to a historic unit decline for the mattress industry over the past three years; in 2024 U.S. mattress unit demand reached levels lower than 2015. Per capita spending on mattresses is also at historic lows approaching levels not seen since the 2008/2009 great recession.

U.S. Mattress Unit Demand (millions) vs. Sleep Number Demand Units (000s)
24.6
26.9
28.9
30.4
30.4
33.3
32.9
28.2
25.9
23.9
302
306
333
339
349
397
448
365
319
286
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*
US Mattress Unit Demand (M)
Sleep Number Demand Units (000s)

*Estimated based on International Sleep Products Association (ISPA) November 2024 Mattress Industry Forecast report. Full-year 2024 ISPA industry information had not been published at the time of this report.

Full-year financial results include:
•Net sales of $1.7 billion (-11% vs. 2023)
•Net operating profit (NOP) of $22.9 million (flat vs. 2023)
•Total Operating Expense reduction of $85.7 million
•Adjusted EBITDA of $119.6 million (-6% vs. 2023)
•Diluted loss per share of $0.90 down from diluted loss per
share of $0.68 last year
•Cash provided by operating activities of $27.1 million and
cash used in purchases of capital expenditures of
$23.5 million
•Adjusted return on invested capital (ROIC) of 7.6%
•Net leverage ratio of 4.2x EBITDAR (adjusted EBITDA plus
consolidated rent expense) at the end of 2024 vs. covenant
maximum of 4.8x; $123.8 million of liquidity remained
against current credit facility at the end of 2024
Performance metrics in our compensation program:
Long-term Incentive Plan
Net Sales growth
NOP growth
Adjusted ROIC
Share price

Annual Incentive Plan
Adjusted EBITDA
Shared Strategic Objective

34 | 2025 PROXY STATEMENT	OUR PAY
The following are historical results on key financial metrics and reflect the challenging industry and macroeconomic conditions that we experienced over the last three years.

Revenue ($B)
$1.2
$1.3
$1.4
$1.5
$1.7
$1.9
$2.2
$2.1
$1.9
$1.7
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Adjusted EBITDA ($M)
$133
$146
$169
$166
$190
$268
$277
$148
$127
$120
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Note: For additional information on our non-GAAP financial measures, such as adjusted EBITDA and adjusted ROIC, and their reconciliation to operating income and net income, as applicable, see “Non-GAAP Data Reconciliations” on pages
44 and 45 of our Annual Report on Form 10-K filed on March 7, 2025.
Refer to our Annual Report on Form 10-K filed on March 7, 2025, and our Corporate Sustainability Report, posted within the Investor Relations section of our Company website, for additional information on these and other 2024 financial measures. The information contained in our Corporate Sustainability Report is not incorporated by reference into, or considered a part of, this Proxy Statement.
Pay and Performance Alignment
The following is a summary of our Company Performance that determined the actual payouts earned for our 2024
Annual Incentive Plan (AIP) and 2022 Performance Stock Units (PSUs). The performance and payouts for these incentive programs are described in more detail later in this CD&A.

Element	Performance Achieved	Payout Earned
2022 PSUs (performance period of fiscal years 2022 through 2024)
Annual growth rate achieved:
-  2022:  net sales -3.2% and NOP -64.9%
-  2023:  net sales -10.7% and NOP -58.2%
-  2024:  net sales -10.9% and NOP -76.4%
Average difference between adjusted ROIC
and WACC was 200 basis points

No payout was earned (compared to 43.1% of
target for the 2021 PSUs).  The 2022 PSU payout
was an average of the percent of target earned
by year.
-  2021:  0%
-  2022:  0%
-  2023:  0%
The ROIC modifier did not apply since no payout
was earned.

2024 AIP	Adjusted EBITDA for 2024 was $119.6 million, which was 85% of the goal for target payout. Shared Strategic Objective performance goal was exceeded and resulted in a 120% modifier.	A payout of 59.8% of target was earned.

35 | 2025 PROXY STATEMENT	OUR PAY
Benchmarking
With the assistance of independent compensation consultant FW Cook, the Compensation Committee considers market data on base salary, target total cash compensation and target total direct compensation when establishing compensation levels for executive officers. The sources for this market comparison are from peer group pay data (most recent disclosures) and certain retail, technology or general industry surveys from third parties. For each executive, we attempt to match as closely as possible our position to what is most comparable in our peers or the surveys. The
Compensation Committee generally seeks to align target total direct compensation opportunities with the market median, while providing opportunity for top quartile compensation for Company performance above established goals and below median compensation for performance below goal. Additionally, performance goals are set with consideration of peer group and industry performance.
2024 Peer Group
The Compensation Committee, in consultation with independent compensation consultant FW Cook, annually reviews the appropriateness of the size, structure, business focus and related aspects of the companies in our industry peer group. The selected peer group consists of publicly traded companies whose net sales and market capitalization are within a range of one-third to three times our own comparable metrics, and that are involved in household and home furnishing, appliances, retail or technology industries with a focus on products delivered direct to consumers. The selection criteria also consider factors such as whether the Company demonstrates high growth particularly through product development or market expansion or whether the Company has products driven by innovation or services delivered by technology.
The Compensation Committee at its meeting on September 5, 2023, approved the peer group as listed below. The peer group was changed from the prior fiscal year to better reflect Sleep Number’s size and strategic direction. This is the peer group that was utilized in the benchmarking reviewed by the Compensation Committee for compensation actions approved during 2024 including the actions effective in March 2024 and described in this 2025 Proxy Statement:

The Aaron’s Company, Inc. Arlo Technologies, Inc. Conn’s Inc. Dolby Laboratories, Inc. Ethan Allen Interiors, Inc. HNI Corporation Inspire Medical Systems, Inc. iRobot Corporation	La-Z-Boy Incorporated Leggett & Platt, Incorporated Miller Knoll Peloton Interactive, Inc. RH Steelcase Inc. Sonos, Inc. Somnigroup International Inc. (formerly Tempur Sealy International, Inc.)
At its meeting on September 17, 2024, the Compensation Committee reviewed the peer group composition relative to the selection criteria utilized in evaluating peer companies while considering the strategic direction of Sleep Number.
The following adjustments were made to the peer group, which was then utilized in benchmarking for compensation actions considered in early 2025:
•Conn’s, Inc. was removed due to their announced bankruptcy
•Haverty’s was added to provide additional furniture retailer representation

36 | 2025 PROXY STATEMENT	OUR PAY
Pay Governance Best Practices
In order to meet the key objectives of our executive compensation program, the Company has adopted a strong corporate governance framework with the following practices and policies that help ensure alignment with shareholder interests. There have been no changes to these policies or practices since the last disclosure in the 2024 Proxy
Statement.

Compensation Practice	Sleep Number Policy or Practice
Pay for performance	Yes	A significant percentage of the total direct compensation package is performance based.
Robust stock ownership guidelines	Yes	Executive officers and Directors are subject to stock ownership guidelines.
Annual shareholder “Say on Pay”	Yes
We value our shareholders’ input on our executive compensation programs. Our
Board of Directors seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in our CD&A, tabular disclosures and related narrative of this Proxy Statement.

Annual compensation risk assessment	Yes	A risk assessment of our compensation programs is performed on an annual basis.
Clawback provisions	Yes
We adopted a Nasdaq-compliant Executive Clawback and Forfeiture Policy, replacing our prior clawback and forfeiture policy, that requires the Compensation
Committee to seek recoupment, forfeiture or cancellation of certain compensation of our Section 16 officers, as identified by us under Item 401(b) of Regulation S-K, in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements under the securities law, including any required accounting restatement to correct an error in previously issued financial statements. There is also a clawback provision in the both the time-
based (RSU) and performance-based (PSU) LTI award agreements that allows for the forfeiture and recovery of LTI granted, earned, vested or paid out if the participant violates a confidentiality agreement that must be accepted as a condition of receiving the LTI award.

Independent compensation consultant	Yes	The Compensation Committee retains an independent compensation consultant to advise on the executive compensation program and practices and assist in the benchmarking of compensation levels.
Double-trigger vesting	Yes
If outstanding LTI grants are assumed or substituted upon a change-in-control, the vesting of the LTI grants will only be accelerated if the executive is terminated without cause or terminates with good reason within two years of the change-in-
control (i.e., “double trigger vesting”).

Hedging of Company stock	No
Directors, executive officers, director-level and above team members, and other team members designated by the Company from time to time as insiders may not directly or indirectly engage in transactions intended to hedge or offset the market value of Sleep Number common stock (Company securities) owned by them, including, but not limited to, the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Insiders are also prohibited from engaging in short sales of Company securities and from trading in any form of publicly traded options, such as puts, calls or other derivatives of the Company’s securities.

Pledging of Company stock	No
Directors, executive officers, director-level and above team members, and other team members designated by the Company from time-to-time as insiders may not directly or indirectly pledge Company securities as collateral for any obligation, including purchasing Company securities on margin, holding Company securities in any account which has a margin debt balance, borrowing against any account in which Company securities are held or pledging Company securities as collateral for a loan.

Tax gross-ups	No	We do not provide tax gross-ups to our executive officers, other than for relocation benefits that are applied consistently for all team members.

37 | 2025 PROXY STATEMENT	OUR PAY

Compensation Practice	Sleep Number Policy or Practice
Option Award Grant Timing	No
In 2024, we adjusted our equity plan design for our executive officers in an effort to conserve shares available under the plan. Therefore, during the last completed fiscal year no options, SARs or similar option-like instruments were awarded to our executive officers or any other team member. In the past when we have granted option awards, we granted those options annually on March 15 which is generally within two weeks of when we publicly announce our financial results for the fourth quarter and full fiscal year. Our interim equity grants during the year (for example, to newly hired or promoted team members) usually occurs on the 15th day of the month following their hire. We have not intentionally timed any prior option, SARs or similar option-like equity awards to coincide with the release of material non-
public information.

LTI Grant Practices and Procedures Policy	Yes
We have a policy that documents the practices and procedures for making LTI grants to eligible team members including executive officers. This policy specifies approval procedures, timing of awards and the award formulas that determine the number of options or RSUs granted.

Repricing of stock options	No	Our equity incentive plan does not permit repricing of stock options without shareholder approval or the granting of stock options with an exercise price below fair market value.
Employment contracts	No	None of our NEOs has an employment contract that provides for continued employment for any period of time.

38 | 2025 PROXY STATEMENT	OUR PAY

Other NEO Compensation Mix
30% Base Salary	21% Target Short-Term Incentive	24% Target Performance Based PSUs	24% Target Time Based RSUs
70% At-Risk
53% Performance-Based
85% At-Risk
45% Performance-Based
PAY ELEMENTS: WHAT WE DESIGNED, TARGETED AND PAID
2024 Compensation Structure
•Our NEOs’ total direct compensation (TDC) is comprised of a base salary, an annual incentive (AIP or bonus) and stock awards or long-term incentive (LTI). Each NEO also had some additional pay elements which are detailed on the Summary Compensation Table and in the pages that follow.
•We generally seek to align TDC opportunity within a competitive range of market median.
•53% of our CEO’s and 45% of our other NEOs’ target TDC was performance-based, while 85% of our CEO’s and
70% of our other NEO’s target TDC was at-risk.
•In 2024, to conserve shares utilized, the following changes were made to our LTI practices:
◦We limited the use of Performance Stock Units (PSUs) and eliminated the use of Non-Qualified Stock Options, which have a more dilutive effect on our share pool.
◦LTI awards for our NEOs were made in 50% Performance Share Units and 50% Restricted Stock Units;
◦We adjusted our methodology for calculating the number of shares issued under the 2020 Plan. (Instead of basing the number of shares on the average closing price of the 20 days prior to the grant date ($14.88), we used the average 2023 share price of $24.74.)
•NEOs realized pay varies significantly due to the high percentage of TDC that is at risk, as well as the changes in LTI practices; the following pages will illustrate how Sleep Number’s compensation plans are closely connected to the company performance.

2024 CEO Compensation Mix
15% Base Salary	21% Target Short-Term Incentive	32% Target Performance Based PSUs	32% Target Time Based RSUs

39 | 2025 PROXY STATEMENT	OUR PAY
Base Salary
•The Compensation Committee determines base salaries for NEOs each year considering multiple factors, including positioning against external benchmarks, personal performance and contributions, internal equity, succession planning, retention objectives and budget.
•Salaries comprised 15% of our CEO’s and an average of 30% of our other NEOs’ TDC in 2024.
•The Compensation Committee approved the salary adjustments below effective April 14, 2024. These decisions were based on recognizing individual performance and contributions, as well as the NEOs pay positioning against external benchmarks.

Name	Base Salary at March 19, 2023 (Annualized)	Base Salary at April 14, 2024 (Annualized)
Shelly R. Ibach	$1,200,000	$1,200,000
Francis Lee	$625,000	$631,250
Andrea L. Bloomquist	$606,375	$623,354
Melissa Barra	$595,140	$614,482
Samuel R. Hellfeld	$525,000	$549,938
Annual Incentive Plan (AIP)
Design Overview
All Sleep Number team members participate in a variable pay program as part of our compensation philosophy to create alignment between pay and performance. Our Annual Incentive Plan (AIP) provides our executive officers and more than
1,200 of our team members with an annual incentive opportunity contingent upon our adjusted EBITDA performance and meeting a defined Shared Strategic Objective. Our remaining team members are part of personal performance or commission-based variable pay programs.
Adjusted EBITDA is a useful indicator of our annual financial performance and our ability to generate cash flow from operating activities, which we believe to be an important source of our shareholder value creation. We define adjusted
EBITDA as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation expense, restructuring costs, CEO transition/proxy contest costs and asset impairments (as detailed in our quarterly and annual financial filings). For additional information on adjusted EBITDA, including a reconciliation to net income see “Non-GAAP Data Reconciliations” on page 44 of our Annual Report on Form 10-K filed on March 7, 2025.
In 2024 we introduced a new metric to our AIP plan - performance against a Shared Strategic Objective. This metric was based on benefits realized through the Company’s operational transformation program and initiatives. These initiatives strategically and rigorously align our resources, optimize our processes, and foster a culture of continuous improvement and innovation. Our performance against targets for these initiatives had the ability to modify AIP payouts upwards if adjusted EBITDA performance was above the threshold performance level.

40 | 2025 PROXY STATEMENT	OUR PAY
The design of our AIP has three main components that determine the amount of the payout earned by our NEOs for
Company performance: (a) base salary earned for the fiscal year, (b) the target incentive opportunity (as a % of base salary earned), which is set each year by the Compensation Committee considering market data and the NEO’s position and (c) the percent of the target payout earned for the year (based on Company performance measured against goals for adjusted EBITDA and benefits realized through our Shared Strategic Objective). It is the combination of these three components that results in the final AIP payout earned for our NEOs.

Base Salary Earned	X	AIP Target Incentive (% of Base Salary)	X	% of Target Payout (earned for adjusted EBITDA performance vs. goals)	X	Shared Strategic Objective Modifier (earned for benefits realized vs. goals)	=	AIP Annual Payout Earned
Individual Target Incentive
Each executive officer has a target incentive that is expressed as a percent of the actual base salary earned for the fiscal year. The Compensation Committee reviews these targets annually to ensure that they are aligned within a competitive range of the median target incentives and total cash opportunities of our peers and the market (See “2024 Peer Group”
on page 35 and approach to “Benchmarking” on page 35). The 2024 AIP target incentive percentage of base salary did not change for all NEOs.

Name	AIP Target Incentive for 2024 (% of actual base salary earned)
Shelly R. Ibach	140%
Other NEOs	70%

41 | 2025 PROXY STATEMENT	OUR PAY
2024 Performance Goals
The Compensation Committee approved the following performance goals and range of payout opportunities for the
2024 AIP. These goals and payout opportunities were set to provide a strong motivation for achievement of performance objectives and a reasonable sharing rate of incremental adjusted EBITDA. The following is an overview of the goals and payout levels that were approved for the 2024 AIP:
EBITDA Performance:
•Target - The performance goal for the target payout of 100% was set at adjusted EBITDA of $141.0 million, which was equal to the Company’s Annual Operating Plan (AOP) for 2024. This represented a 11.3% increase compared to our 2023 results.
•Maximum - The performance goal for the maximum payout of 200% was set at adjusted EBITDA of $183.0 million, which was 30% above AOP and a 44.4% increase over 2023 results. The 200% payout opportunity is designed to reward breakthrough performance.
•Threshold - The performance goal for the threshold payout of 25% was set at adjusted EBITDA of $109.0 million, which was 23.0% below AOP and 14.0% below 2023 results. This represented an appropriate starting point for the threshold payout and was aligned with the approach taken by many of our peers and other similarly sized companies.

	AIP Payout Earned (% of Target)	Annual Adjusted EBITDA Goals (in millions)	% of AOP Achieved
Threshold	25%	$109.0	77%
Target	100%	$141.0	100%
Maximum	200%	$183.0	130%
Shared Strategic Modifier Performance:
New for 2024, there was an opportunity to earn a higher payout based on our achievement of benefits through our operational transformation program and initiatives. A multi-year operational benefit target was identified for specific percentages of modification available under the plan from 100% to 125%. Achieving these specific targets would allow for the final AIP payouts to be modified upwards if a minimum of threshold adjusted EBITDA performance was achieved.

Run Rate Benefits Achieved	<$100M	$100-112.5M	$112.5-131M	$131-150M	$150M+
Modifier	100%	110%	115%	120%	125%
2024 AIP Payout
Our adjusted EBITDA for 2024 was $119.6 million, down 5.6% from 2023 actual and 84.8% below the Company’s AOP, which was the goal for target payout. For this level of adjusted EBITDA, a payout of 49.8% was earned for the 2024
EBITDA portion of the AIP payout. No adjustments were made to our reported adjusted EBITDA results in this determination of the AIP payout for 2024.
Our operational transformation programs and initiatives realized a multiyear benefit of $139.1 million, resulting in an AIP modifier of 120%. Our EBITDA performance, combined with the 120% modifier resulted in a final AIP payout of 59.8% of target.

42 | 2025 PROXY STATEMENT	OUR PAY
The following table shows the full-year AIP target earned for 2024 by each NEO.

Name	2024 Base Salary Earned	2024 AIP Target (% of Salary)	2024 AIP Target Incentive Opportunity	2024 AIP Actual Payout Earned $	2024 Actual Payout Earned %
Shelly R. Ibach	$1,200,000	140.0%	$1,680,000	$1,004,640	59.8%
Francis Lee	$629,327	70.0%	$440,529	$263,436	59.8%
Andrea L. Bloomquist	$618,130	70.0%	$432,691	$258,749	59.8%
Melissa Barra	$608,531	70.0%	$425,971	$254,731	59.8%
Samuel R. Hellfeld	$542,265	70.0%	$379,585	$226,992	59.8%
Long-Term Incentive Plan (LTI)
Design Overview
LTI is the largest component of the total direct compensation opportunity for our executive officers. It provides a reward opportunity that is directly aligned with the long-term interest of our shareholders. Our Performance Share Units (PSUs)
only payout value if we achieve long-term Company performance goals; and our Restricted Stock Units (RSUs) value is aligned to our stock price appreciation. The grants have multi-year vesting requirements which also assist in the retention of our executive team, which we believe is especially important to execute a long-term oriented innovation strategy.
In 2024, Sleep Number adjusted its equity plan design for our executive officers in an effort to conserve shares available under the plan. These changes included:
•Limiting the use of Performance Stock Units (PSUs) and eliminating the use of Non-Qualified Stock Options, which have a more dilutive effect on the 2020 Plan;
•Adjusting our methodology for calculating the number of shares issued under the 2020 Plan. (Instead of basing the number of shares on the average closing price of the 20 days prior to the grant date ($14.88), we used the average
2023 share price of $24.74.)
The design of our LTI includes two types of annual equity grants: Performance Stock Units (PSUs) and Restricted Stock
Units (RSUs). For 2024, our executive officers received an annual total LTI grant value that was split 50% in PSUs and 50%
in RSUs (an adjustment from 2023 grants, which were 75% PSUs and 25% Stock Options). This combination balances performance- and time-based awards to appropriately reward our executive officers for achieving long-term profitable growth and the creation of shareholder value.

Total LTI Grant Value	X	50%	=	PSUs (Target Grant Value)	}	PSU grants only have payout value if Company performance goals are achieved; RSU value is directly tied to stock price performance

	X	50%	=	RSUs (Grant Value)
As a condition of accepting any LTI grant, our executive officers agree to reasonable restrictions on their activities during and for a reasonable period of time after their respective termination of employment, including, but not limited to, and where permitted by law, the assignment of inventions, non-competition, non-solicitation, confidentiality and an agreement to arbitrate disputes.

43 | 2025 PROXY STATEMENT	OUR PAY
PSU Grants
PSUs become vested on the third anniversary of the grant date, and a percent of target is earned, provided performance exceeds established threshold goals, and paid out based on Company performance against annual growth goals over a three-year performance period. The payout earned under the PSUs may be reduced based on an ROIC modifier (the modifier can only reduce a payout, not increase it). The performance metrics for 2024 PSUs, which are the same metrics as the 2023 PSUs, are annual growth in net sales and NOP over fiscal years 2024, 2025 and 2026. Prior to the grant date, the Compensation Committee established annual growth goals for each of the three years, considering the Company’s long-range strategic plan and performance growth targets. Performance against these annual growth goals will determine the percent of target payout earned for net sales and NOP for the entire performance period. The annual measurement for either metric can yield a payout ranging from 50% to 200% of target, with no payout being earned if performance is below the goal for a threshold payout.
At the end of the three-year performance period, the payout for PSUs is determined based on the average of the payouts earned for each of the three years in the performance period, with net sales and NOP equally weighted each year. By assessing growth achieved each year relative to long-term growth goals, our executive officers are able to make the appropriate investments in the business during ever-changing market and competitive environments while prioritizing long-term sustainable profitable growth.
The payout earned for the 2024 PSUs is subject to an ROIC modifier that can reduce (but not increase) the payout by up to 20%. The reduction occurs if the three-year average basis points difference between adjusted ROIC and Weighted
Average Cost of Capital (WACC) for the 2024 to 2026 period is below a certain threshold established by the
Compensation Committee prior to the grant date. The ROIC modifier reduces the payout earned if capital investments in the business do not generate returns that are sufficiently above the WACC.
The following chart illustrates how the overall payout for 2024 PSUs, covering the 2024 to 2026 period, will be determined, which is the same design as the 2023 PSUs.

Net Sales			NOP
2024	Net sales annual growth each year	% of target payout earned for net sales each year	2024	NOP annual growth each year	% of target payout earned for NOP each year
2025			2025
2026			2026
Three-year average % of target earned for net sales			Three-year average % of target earned for NOP

Overall payout:
Average of the % of target payout earned for net sales and NOP each year (equal weighting) times the target number of PSUs granted; then subject to a potential reduction of up to 20% if the difference between adjusted ROIC and WACC is below a certain threshold

In an effort to conserve shares issued under the Plan, the target number of PSUs for the 2024 award was determined by dividing the grant value (equal to 50% of the executive officer’s total LTI grant value) by the average 2023 share price of
$24.74. See the footnotes to the “Summary Compensation Table” and “Grants of Plan-Based Awards” for a description of how grant date fair value is determined for purposes of the disclosure in these tables.
RSU Grants
Restricted stock units vest in three equal annual installments on each of the anniversaries following the grant date.
The number of stock options granted in 2024 was determined by dividing the RSU grant value (50% of the executive officer’s total LTI grant value) by the average 2023 share price of $24.74. See the footnotes to the “Summary
Compensation Table” and “Grants of Plan-Based Awards” for a description of how grant date fair value is determined for purposes of the disclosure in these tables.

44 | 2025 PROXY STATEMENT	OUR PAY
LTI Grant Values
The Compensation Committee approves a total LTI grant value for each executive officer, considering the executive officer’s performance and level of responsibility, as well as the competitive positioning of the officer’s targeted total direct compensation. The Compensation Committee seeks to make annual LTI grants to provide a total direct compensation opportunity that is within a competitive range of the market median.
The following table summarizes the annual LTI grants made to our NEOs in 2024, and the split in grant value between
PSUs (50%) and RSUs (50%). See “Grants of Plan-Based Awards” for more information on these awards. As noted earlier, the number of PSUs and RSUs granted was based on the average 2023 share price of $24.74 rather than basing the number of shares on the average closing price of the 20 days prior to the grant date ($14.88), which has been our historical practice for calculating the number of shares issued under the 2020 Plan.

Name	Annual LTI Grants during 2024 (Granted March 15, 2024)
	PSU Grant Value at Target	RSU Grant Value	Total LTI Grant Value (Shares Determined Using 2023 Avg Share Price of $24.74)	Grant Date Fair Market Value (Based on Grant Date Share Price of $13.53)
Shelly R. Ibach	$2,250,000	$2,250,000	$4,500,000	$2,460,998
Francis Lee	$600,000	$600,000	$1,200,000	$656,286
Andrea L. Bloomquist	$500,000	$500,000	$1,000,000	$546,910
Melissa Barra	$500,000	$500,000	$1,000,000	$546,910
Samuel R. Hellfeld(1)	$412,500	$412,500	$825,000	$451,198
(1) In addition to the amounts shown above, the Compensation Committee approved a special LTI grant for Mr. Hellfeld in recognition of his 2023 performance. The LTI grant value was $125,000 in the form of time-vested RSUs. The date of the grant was March 15, 2024. The number of PSUs and
RSUs granted was based on the average 2023 share price of $24.74. The RSUs are subject to a three-year ratable vesting requirement with the award becoming fully vested three years from the date of grant subject to the terms and conditions of the RSU award agreement. See “Grants of Plan-
Based Awards” for more information on this award.
Note: The actual grant date fair value for these LTI grants as disclosed in the Summary Compensation Table varies from the amounts shown above due to share count rounding and valuation assumptions as described in the footnotes to the “Grants of Plan-Based Awards” table on page 55.
2022 PSU Payout
The 2022 PSUs covering the 2022 to 2024 period, which are similar in design to the 2024 PSUs, were granted on March
15, 2022 and vested on March 15, 2025. Based on net sales and NOP annual growth over the three fiscal years (2022,
2023 and 2024), no payout was earned for the 2022 PSUs.
The following are the annual growth goals that were established for the 2022 PSU grant.

	% of Target Payout Earned	Annual Growth in Net Sales	Annual Growth in NOP	Average Difference in Basis Points Between Adjusted ROIC and WACC	% Reduction in Target Number of PSUs
Threshold	50%	3%	4%	300 or more	No reduction
Target	100%	5%	8%	200 to 299	-5%
Maximum	200%	12%	16%	100 to 199	-10%
				1 to 99	-15%
				0 or less	-20%

45 | 2025 PROXY STATEMENT	OUR PAY
The following chart shows the actual performance achieved for the performance period and how the total payout for
2022 of 0% of target was determined.

	Net Sales ($M)	% Annual Growth	% of Target Earned	NOP ($M)(1)	% Annual Growth(2)	% of Target Earned	Average % of Target Earned
2022	$2,114	-3.2%	0%	$67.9	-64.9%	0%	0%
2023	$1,887	-10.7%	0%	$38.7	-58.2%	0%	0%
2024	$1,682	-10.9%	0%	$22.9	-76.4%	0%	0%
	Three-year average:		—%	Three-year average:		—%	—%
(1)2023 NOP is adjusted for $15.7M in restructuring costs. See “Reported to Adjusted Statements of Operations Data Reconciliation” on page 11 of our Form 8-K filed on February 22, 2024.
(2) The 2022 PSU plan provided that the annual NOP percentage growth rate will not in any case be determined from a base NOP level that is less than
50% of the 2021 NOP. As 2023 and 2024 NOP was less than 50% of 2021 NOP, this percentage change for 2023 and 2024 NOP represents annual growth compared to 50% of fiscal year 2021 NOP.
Total payout actually earned: 0% of target
(equal weighting of average payout earned on Net Sales and NOP)
The following chart shows the calculation of the average difference between adjusted ROIC and WACC for the performance period.

	Adjusted ROIC	WACC	Adjusted ROIC Premium in Basis Points vs. WACC
2022	17.6%	10.1%	750
2023	7.8%	9.1%	-130
2024	7.6%	7.8%	-20
	Three-year average:		200
ROIC modifier was not applied to this payout due to no payouts being earned. The three-year average premium of 200 basis points would have modified the payout down by 5%.
Benefits and Perquisites
Benefits
Our executive officers participate in the benefit programs provided to our benefit eligible team members. This includes
Company provided medical, dental, basic life, short-term disability, long-term disability and a matched 401(k) plan. Our
NEOs participate in the 401(k) plan on the same basis as all other team members. There is no supplemental matching program, excess plan or other executive retirement program. The value of the 401(k) matching contribution made by the
Company for our NEOs is included in “All Other Compensation” as disclosed in the “Summary Compensation Table” on page 54.
Non-Qualified Deferred Compensation Plan
As described in more detail on page 59, our executive officers, along with other leaders, may elect to defer a portion of their salary, AIP payout and PSU/RSU payout under this non-qualified deferred compensation plan. The Company does not make any contributions to this plan on behalf of participants. The plan offers a range of investment options for the tracking of an investment return on the deferrals, and participants can elect how their deferrals will be distributed in the future.
Executive Benefits and Perquisites
Consistent with our commitment to emphasize pay for performance in our mix of total compensation, our executive officers receive very few executive benefits and perquisites. The Company provides two perquisites to our executive officers – financial counseling and an annual executive physical exam. The annual limit for financial counseling was
$20,000 for our CEO and $10,000 for our other NEOs. The Company pays for the cost after insurance coverage of an

46 | 2025 PROXY STATEMENT	OUR PAY
annual executive physical exam. Amounts reimbursed for financial counseling or the executive physical exam are fully taxable to the executive, and there is no “gross up” by the Company to cover these taxes for the executive. Additionally, the Compensation Committee approved the payment of certain one-time security enhancement costs and ongoing security monitoring expenses for our CEO that were recommended as part of a security study conducted by an independent third-party security consultant. The total amount paid by the Company in 2024 that was included in the “All
Other Compensation” column of the “Summary Compensation Table” on page 54 was $1,764, which represents security monitoring costs.
Employment Agreements
We do not have employment agreements with any of our executive officers that provide for continued employment for any period of time.
Severance Plan
Our executive officers and other key leaders of the Company participate in the Sleep Number Executive Severance Pay
Plan. This plan provides for severance pay, prorated incentive payment and other benefits such as outplacement and limited COBRA reimbursement in the event of involuntary termination of employment not for cause or termination for good reason, including for events following a change-in-control, as those terms are defined in the plan. This plan is described in more detail in the compensation table in the section labeled “Potential Payments Upon Termination or
Change in Control” starting on page 60.
Compensation Related to CEO Transition
CEO Transition and Advisory Agreement
As previously disclosed, on October 24, 2024 we entered into a Transition and Advisory Agreement with Ms. Ibach to facilitate a smooth leadership transition and ensure that the company continues to benefit from Ms. Ibach’s relationships with key partners and suppliers and institutional knowledge. Pursuant to the agreement, Ms. Ibach will retire as Chair at the 2025 Annual Meeting and will thereafter serve as a strategic advisor to the Board of Directors through the end of
2025.
As further described in a Form 8-K filed by Sleep Number on October 30, 2024, in exchange for Ms. Ibach remaining as an advisor with the Company, Ms. Ibach’s outstanding performance adjusted restricted stock unit (“PSU”) and stock option awards issued under our 2020 Equity Incentive Plan, as amended, (“2020 Plan”) will be treated in accordance with the retirement provision of the award agreements, which provides for the treatment of such awards in the event of Ms.
Ibach’s retirement at or beyond age 60 with five or more years of service with Sleep Number; provided, however, the
Compensation Committee waived the requirement, as applicable, that Ms. Ibach provides written notice of her intention to retire one year before her actual retirement date. Under such retirement treatment, Ms. Ibach’s outstanding PSU and stock option awards will become fully vested upon her separation of employment from Sleep Number, and options will remain exercisable for three years after her separation of employment from Sleep Number, subject to a maximum exercise period of 10 years from the original grant date of the option awards. Ms. Ibach’s outstanding RSU awards issued under the 2020 Plan will become fully vested upon her separation of employment from Sleep Number and will be treated in accordance with the RSU award agreements provided that we waived the requirement that Ms. Ibach remain in continuous employment or service with Sleep Number during the regular vesting period set forth in the RSU award agreements.
The Summary Compensation Table reflects the grant or modification date fair value of awards modified under Ms.
Ibach’s Transition and Advisory Agreement, computed in accordance with FASB ASC Topic 718. Excluding the value of awards modified under the Transition and Advisory Agreement, the total compensation paid to Ms. Ibach in 2024 would be $4,704,277, approximately 29% lower than her total reflected in the Summary Compensation Table below and 26%
lower than the total compensation paid in 2023.

47 | 2025 PROXY STATEMENT	OUR PAY

Grant Date Fair Value of 2024 Stock and Option Awards (i.e., Summary Compensation Table Pay)	Modification Date Fair Value of Awards Modified Under Transition and Advisory Agreement	Ms. Ibach’s Total 2024 Summary Compensation Table Pay	Summary Compensation Table Pay excluding Modification Date Fair Value of Awards Modified	Difference
$4,340,130	$1,879,132	$6,583,409	$4,704,277	(29)%
New CEO Hire Package
In connection with Linda Findley’s appointment as CEO on April 7, 2025, the Company entered into an offer letter with
Ms. Findley that documents, among other things, her compensation and employment terms. After the letter was executed, but prior to Ms. Findley’s start date and the grant date under her equity inducement awards, we reported our financial results for 2024 and provided details of our financial outlook. The Company’s stock price declined significantly on and after the date of that report. Because Ms. Findley’s inducement grant of equity was to be based, in some circumstances, on the stock price on the grant date (which was subsequent to the stock price decline), Ms. Findley, the
Compensation Committee and independent Directors, recognized that the inducement grant as originally structured would create more dilution than they anticipated at the time the offer letter was executed.
The Company and Ms. Findley reached an agreement to restructure the inducement grant, in the interests of shareholders, by using a notional share price based on the average closing price in 2024 to calculate the number of shares to be granted, adding additional performance metrics to the vesting conditions and as a multiplier on some of the equity awards and providing for a cash sign-on bonus, a portion of which Ms. Findley requested to use to purchase the
Company’s stock in the open market subject to our Insider Trading Policy.
The Compensation Committee, together with the other independent Directors, spent a significant amount of time evaluating and preparing Ms. Findley’s compensation package with the Compensation Committee’s independent compensation consultant. In approving the final terms of Ms. Findley’s compensation package, including the amendments to the initial compensation structure, they considered, among other things:
•Sleep Number’s critical need for a qualified leader to continue our ongoing business transformation;
•Ms. Findley’s experience and track record of performance and achievement in her previous roles;
•Ms. Findley’s total target direct compensation and benefits in her previous role;
•Sleep Number’s peer group, and the total compensation opportunity for CEOs of companies with whom the
Company competes for talent;
•Our recent stock price decline; and
•The alignment of Ms. Findley’s compensation package with the Company’s pay for performance philosophy.
Based on such considerations, the Compensation Committee and the other independent Directors ultimately approved a compensation package for Ms. Findley as summarized below.

Compensation Element	Description	Rationale
Base Salary	Annual base salary of $1,200,000	Provides a predictable level of income
Annual Incentive Award	125% of base salary (target); 25% of target (threshold); 200% of target (maximum)	Ties upside earning opportunity to Company and individual performance results

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Compensation Element	Description	Rationale
Annual Long-Term Incentive Award
Annual equity awards with a target value of
$5,000,000, with normal annual grants
commencing in 2026. The current mix of the
annual award is comprised of performance stock
units (50%) and time vested restricted stock units
(50%).
Aligns Ms. Findley’s interests with those of our shareholders and motivates and rewards exceptional performance.
Inducement Equity Grant – Time-Based RSUs with Performance Modifier
One-time RSU with Performance Modifier award of
362,057 shares.
•Award vests ratably over 3 years
•The final number of shares vesting may be
modified based on the average closing share
price for the 20-days prior to the vesting, with
100% vesting if the average share price is at or
below $13.81, 125% vesting if the average
share price is $30.00 and 200% vesting if the
average share price is greater than or equal to
$50.00. Payouts will be interpolated between
the points noted above.

Aligns Ms. Findley’s interests with
those of our shareholders and
motivates and rewards exceptional
performance.
Aligns Ms. Findley’s awards with that
of all other team members and the
Directors by basing the number of
shares granted on the share price of
$13.81, the average closing price in
2024.
Necessary to attract and retain a
qualified leader like Ms. Findley.

Inducement Equity Grant – Performance Share Units
2025 PSU award of 181,028 shares.
•Award cliff vests in 3 years.
•Performance metrics include Net Sales and
Net Operating Profit in fiscal years 2025, 2026,
and 2027.
•The final number of shares vesting may be
modified based on the Company’s relative
Total Shareholder Return (rTSR) versus the S&P
1500 Specialty Retail Index such that the
award may be increased by 20% if the
Company’s rTSR is within the top 25th
percentile of the index, and may be decreased

Inducement Equity Grant – Time-Based RSUs	2025 RSU award of 181,029 shares. •Award vests ratably over 3 years.

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Compensation Element	Description	Rationale
Inducement Cash Award
Sign-on cash bonus of $2,500,000 to be paid in
three installments: first installment of $1,250,000
on April 15, 2025, the second installment of
$625,000 on April 15, 2026, and the third
installment of $625,000 on April 15, 2027; Ms.
Findley will use the after-tax proceeds from the
first installment to buy, or enter into a trading plan
to buy, common stock in the open market in the
Company’s next open trading window, subject to
the Insider Trading Policy.

Aligns Ms. Findley’s interests with
those of shareholders by requiring
Ms. Findley to use the after-tax
proceeds from the first installment to
buy, or enter into a trading plan to
buy, shares of the Company’s
common stock in the open market.
Necessary to attract and retain a
qualified leader like Ms. Findley.

Benefits and Perquisites
Company-provided medical dental, basic life,
short-term disability, long-term disability, matched
401(k) plan, non-qualified deferred compensation
plan, financial counseling, executive physical and
relocation assistance.
Benefits are substantially similar to what are provided to other company employees Necessary to attract and retain a qualified leader like Ms. Findley.
COMPENSATION OVERSIGHT AND PROCESSES
Compensation Philosophy and Approach
Our executive compensation program is designed to support our long-term strategic orientation. It is competitive, heavily weighted toward performance-based incentive programs and allows for appropriate risk taking and investments in the business as we execute our consumer innovation strategy. Our incentive programs reward our executive officers for superior performance to deliver sustainable, profitable growth. The incentive opportunities are tied to multiple financial metrics that support our business strategy and are aligned with stakeholder interests.
Our executive compensation program is designed to:
•Attract, motivate and retain a talented management team to achieve superior Company performance that is sustainable over time;
•Provide a market competitive total compensation opportunity that is predominantly performance based and at risk;
•Reward executives for achieving financial performance goals and creating shareholder value; and
•Reinforce our philosophy of pay for performance with opportunities to earn market competitive compensation.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount a publicly held company can deduct in any tax year on compensation paid to each “covered employee” which includes our NEOs. While the
Compensation Committee considers tax deductibility as one of many factors in determining executive compensation, the
Compensation Committee will award or modify compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by the Company.
We currently expect that we will continue to structure our executive compensation program consistent with our pay for performance philosophy so that a significant portion of total executive compensation is linked to Sleep Number’s performance.

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Compensation Committee and Governance
The Compensation Committee is comprised entirely of independent, non-employee Directors. The key responsibilities of the Compensation Committee as outlined in its charter include:
•Review and approve the Company’s compensation philosophy;
•Establish executive compensation structure and programs designed to motivate and reward superior Company performance;
•Lead the Board of Directors’ annual process to evaluate the performance of the CEO;
•Determine the composition and value of compensation for the CEO and other executive officers including base salaries, annual cash incentive awards, long-term equity-based awards, benefits and perquisites;
•Establish, administer, amend and terminate executive compensation and major team member benefit programs;
•Periodically review the Company’s succession and management development plans for the CEO and other executive officers;
•Periodically review the Company’s objectives and programs for talent management, including initiatives focused on wellbeing and diversity, equity and inclusion;
•Assess management development progress and talent depth, organizational strategy and succession planning for key leadership positions in the context of the Company’s strategic, operational and financial growth objectives; and
•Establish structure and amount of non-employee Director compensation.
•To the extent determined by the Compensation Committee, and subject to the requirements of applicable law, the
Compensation Committee may delegate duties and responsibilities to one or more members of the Compensation
Committee or others.
The Compensation Committee usually meets five to six times per year, in person or virtually to conduct normal committee business. Our Chair and CEO, independent Lead Director, certain members of our management team and the Compensation Committee’s independent compensation consultant may be invited to attend all or a portion of a
Committee meeting, depending on the nature of the agenda. The Compensation Committee meets in executive session, as needed, without members of management present. In addition to these normal meetings, in 2024 the
Compensation Committee held several additional ad hoc meetings relating to CEO succession planning.
Neither our Chair and CEO nor any other member of our management team votes on any matters before the
Compensation Committee. The Compensation Committee, however, solicits the views of our CEO on compensation matters, other than her own, and particularly with respect to the compensation of members of the management team reporting to the CEO. The Compensation Committee also solicits the views of other members of senior management and the Company’s Human Resources leaders on topics related to key compensation elements and broad-based team member benefit plans.

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Role of Independent Compensation Consultant
Under its charter, the Compensation Committee has the authority to retain and consult with independent advisors to assist in fulfilling their responsibilities and duties. To maintain the independence of these advisors, use by the Company of any of these advisors for work other than that expressly commissioned by the Compensation Committee must be approved in advance by the Compensation Committee.
Since fiscal 2013, the Compensation Committee has retained Frederic W. Cook & Co., Inc. (FW Cook) as its independent compensation consultant. At the Compensation Committee’s request each year, FW Cook certifies that it continues to be an independent advisor and discloses information in a letter to the Compensation Committee that demonstrates this independence. The Compensation Committee assessed this certification and disclosure information and concluded that no conflict of interest or independence concerns exist in the engagement of FW Cook as the Compensation
Committee’s independent compensation consultant. In the course of its engagement, the independent compensation consultant:
•Provides on-going assessment of each of the principal elements of the Company’s executive compensation program;
•Advises the Compensation Committee on the design of both the annual cash incentive plan and the long-term equity incentive program;
•Works with the Compensation Committee and representatives of senior management to assess and refine the
Company’s peer group for ongoing comparative analysis purposes;
•Provides the Compensation Committee with updates related to regulatory and legislative matters;
•Reviews market data, trends and analyses based on proxy data for our peers and other data sources to inform executive compensation levels and design; and
•Provides advice and guidance to the Compensation Committee on pay actions for executives.
CEO Assessment Process
The Compensation Committee evaluates the CEO’s performance by soliciting input from all members of the Board. The
Board also assesses the CEO’s performance against objectives incorporating key strategic and operational factors, including growth, profitability, innovation, advancement of strategic initiatives, organizational development and stakeholder relations. The CEO performance feedback from all independent Board members is consolidated into a report which is the basis of a full Board discussion in Executive Session led by the Chair of the Compensation
Committee. The Board’s assessment of CEO performance is a major consideration in determining any compensation adjustments for the coming year.
Compensation Risk Assessment
Based on an annual risk assessment, the Company has determined that none of its compensation policies, practices or programs is reasonably likely to have a material adverse effect on the Company. The results of this risk assessment were shared with the Compensation Committee.
Insider Trading Policy
We have adopted an Insider Trading Policy that applies to members of our Board, our executive officers and all other team members who have access to material, nonpublic information regarding Sleep Number. As described in the policy, filed as Exhibit 19.1 to the Company’s Form 10-K, the policy is reasonably designed to promote compliance with insider trading laws.
Grant of Certain Equity Awards
In 2024, we adjusted our equity plan design for our executive officers in an effort to conserve shares available under the plan. Therefore, during the last completed fiscal year no options, SARs or similar option-like instruments were awarded to our executive officers or any other team member. In the past when we have granted option awards, we granted those

52 | 2025 PROXY STATEMENT	OUR PAY
options annually on March 15 which is generally within two weeks of when we publicly announce our financial results for the fourth quarter and full fiscal year. Our interim equity grants during the year (for example, to newly hired or promoted team members) usually occurs on the 15th of the month following their hire or promotion date.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic
Information
During fiscal 2024, we did not grant any stock options or similar awards as part of our equity compensation program.
Our fiscal 2024 equity compensation program for executive officers consisted of a mix of PSU and RSU awards. With respect to the timing equity awards, it is our policy to make annual executive equity grants on March 15. Our practice with respect to the timing of annual non-employee Director equity grants is the date of the Annual Meeting. If stock options or similar awards are granted in the future, we intend to avoid granting stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. We have not intentionally timed any prior option, SARs or similar option-
like equity awards to coincide with the release of material non-public information.
Grant Practices Specific to Stock Options
We do not currently grant stock options as part of our equity compensation programs. If stock options were to be granted in the future, the Company would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. In addition, we generally do not grant stock options at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs, PSUs, or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. During fiscal year 2024, (i) none of our NEOs were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a
Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

53 | 2025 PROXY STATEMENT	OUR PAY
Stock Ownership Guidelines
Encouraging stock ownership among our executive officers is critical in aligning their interests with those of our shareholders. The Company has a stock ownership guideline policy in place for executive officers as well as for
Directors. Under the policy, all executive officers and non-employee Directors are expected to achieve the ownership guideline within five years of first becoming an executive officer or being initially elected to the Board.
According to the policy, the stock ownership value for executive officers includes: (a) shares owned outright, (b) shares held in the Profit Sharing and 401(k) Plan or the Executive Deferral Plan, (c) after-tax intrinsic value of vested and outstanding stock options, and (d) after-tax value of outstanding PSUs (prorated to the extent that any year of the performance period has been completed and the payout for that year is known). For non-employee Directors, the stock ownership value includes: (a) shares owned outright, (b) shares deferred in lieu of Director fees, (c) shares deferred from vested RSU awards, and (d) unvested and outstanding RSU awards.
Until the guideline is met, executive officers are required to hold 50% of the net shares from the vesting or payout of any
LTI grant or from the exercise of stock options. For non-employee Directors, they are not permitted to sell any shares except to the extent required to pay the exercise price, transaction costs and taxes applicable to the exercise of stock options or vesting of RSUs. As of the end of fiscal year 2024, the table below summarizes the current ownership levels compared to the ownership guideline.

	Ownership Guideline	Current Ownership(1)
CEO	5 x annual base salary	5.6 x
Average of NEOs (other than CEO)	3 x annual base salary	1.6 x
Average of Non-employee Directors	5 x annual cash retainer	6.4 x
(1)  Current ownership as determined under the stock ownership guideline policy and based on a closing share price on December 27, 2024, of $15.20.
The ownership multiples reported last year as of December 29, 2023, were 5.0x for CEO; 1.4x for average of NEOs (other than CEO); and 2.7x for average of non-employee Directors.
As the table shows, current ownership levels are below guidelines for NEOs other than the CEO. This is attributed to the decline in share price in 2023 and 2024. Total shares owned outright by each NEO increased in 2024 (not counting what is considered ownership for vested stock options or the earned portion of outstanding PSUs).

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KEY TABLES AND GRAPHS
Summary Compensation Table
The following table contains compensation information for the last three fiscal years relating to the NEOs. Note that the
AIP awards earned for each fiscal year are reported under the heading “Non-Equity Incentive Plan Compensation.” The values shown under the headings “Stock Awards” and “Option Awards” are the grant date fair values of the awards received in each fiscal year. This does not represent what was earned or paid out for these awards due to performance.
The details of our NEOs’ compensation are discussed in the Compensation Discussion and Analysis beginning on page 31.

Name And Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option Awards(1)(3) ($)	Non- Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Shelly R. Ibach President and CEO	2024	$1,200,000	—	$3,357,129	$983,001	$1,004,640	$38,639	$6,583,409
	2023	$1,200,000	—	$3,444,144	$1,165,494	$420,000	$119,553	$6,349,191
	2022	$1,189,615	—	$4,037,198	$1,382,187	$—	$93,614	$6,702,614
Francis K. Lee EVP and CFO(6)	2024	$629,327	—	$656,286	$—	$263,436	$22,298	$1,571,347
	2023	$228,365	$300,000	$1,431,245	$1,194,801	$—	$10,488	$3,164,899

Andrea L. Bloomquist EVP and Chief Innovation Officer	2024	$618,130	—	$546,910	$—	$258,749	$18,201	$1,441,990
	2023	$599,712	—	$823,038	$278,483	$103,783	$18,468	$1,823,484
	2022	$571,154	—	$750,094	$257,343	$0	$17,751	$1,596,342
Melissa Barra EVP and Chief Sales and Services Officer	2024	$608,530	—	$546,910	$—	$254,731	$26,240	$1,436,411
	2023	$589,858	—	$823,038	$278,483	$102,301	$24,889	$1,818,569
	2022	$565,962	—	$750,094	$257,343	$—	$20,725	$1,594,124
Samuel R. Hellfeld EVP and Chief Legal and Risk Officer(7)	2024	$542,265	—	$519,552	$—	$226,992	$19,484	$1,308,293
	2023	$519,231	—	$685,817	$232,112	$89,856	$20,243	$1,547,259
	2022	$488,115	—	$714,639	$196,101	$—	$18,394	$1,417,249

(1)Reflects the aggregate grant date fair value of equity awards granted or modified during fiscal years 2024, 2023 and 2022, computed in accordance with FASB ASC Topic 718. See Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended
December 28, 2024, for a discussion of the relevant assumptions used in calculating these amounts.
(2)The “Stock Awards” column includes Performance Stock Unit (PSU) and Restricted Stock Unit (RSU) awards granted during fiscal years 2024, 2023 and 2022. The amounts included for PSU awards represent the grant date fair value assuming the achievement of the performance goals for a target payout. If the PSU awards granted during fiscal year 2024 had been calculated assuming that the maximum payout had been earned, the grant date fair value of these PSU awards would have been as follows: for Ms. Ibach, $2,460,999 (target of $1,230,499); for Mr. Lee, $656,286 (target of
$328,143); for Ms. Bloomquist, $546,910 (target of $273,455); for Ms. Barra, $546,910 (target of $273,455); and for Mr. Hellfeld, $451,198 (target of
$225,599). Also included in this column is the grant date fair value of RSU awards granted during fiscal year 2024, as disclosed in the “Grants of Plan-
Based Awards” table, and the incremental cost associated with the modification of awards for Ms. Ibach.
(3)No new stock option awards were granted in fiscal year 2024. The 2024 amount in the “Option Awards” column for Ms. Ibach represents the incremental expense related to the modification of certain option awards granted in previous years, in conjunction with the Transition and Advisory
Agreement dated October 24, 2024.
(4)Represents annual incentive compensation earned under the AIP. See the discussion in the Compensation Discussion and Analysis under the heading “Annual Incentive Plan (AIP).”
(5)The amounts in the “All Other Compensation” column include but are not limited to the costs of (a) reimbursement for personal financial planning and tax advice; (b) Company sponsored physical exam; and (c) Company matching contribution to the 401(k) Plan according to a matching formula and contribution limits that are the same for all participants. For the CEO, the amounts shown for fiscal year 2024, 2023 and 2022 include the payment of certain one-time security enhancement costs and ongoing security monitoring expenses that were recommended as part of a security study conducted by an independent third-party security consultant. The total amount paid by the Company in 2024 for those security monitoring was $1,764.
(6)Mr. Lee assumed the role of Executive Vice President and Chief Financial Officer on August 14, 2023.
(7)Mr. Hellfeld assumed the role of Executive Vice President and Chief Legal and Risk Officer on March 15, 2022.

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Grants of Plan-Based Awards
The following table summarizes for each of the NEOs the non-equity incentive award opportunity under the AIP for fiscal year 2024 and the equity awards made during the fiscal year 2024.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(16)
		Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Shelly R. Ibach		$420,000	$1,680,000	$4,200,000
	3/15/24(2)				7,549	90,946	181,892				$1,230,499
	3/15/24(3)							90,946			$1,230,499
	10/24/24(4)(5)				2,645	31,856	42,465				$146,603
	10/24/24(4)(6)							54,235			$749,528
	10/24/24(4)(7)								53,720	$23.61	$35,241
	10/24/24(4)(8)								51,095	$34.35	$118,428
	10/24/24(4)(9)								40,405	$47.00	$127,845
	10/24/24(4)(10)								10,045	$43.91	$32,133
	10/24/24(4)(11)								67,325	$35.68	$219,237
	10/24/24(4)(12)								21,880	$146.97	$40,463
	10/24/24(4)(13)								40,550	$61.66	$119,822
	10/24/24(4)(14)								4,340	$41.95	$13,966
	10/24/24(4)(15)								68,490	$28.41	$275,866
Francis K. Lee		$110,132	$440,539	$1,101,322
	3/15/24(2)				2,013	24,253	48,506				$328,143
	3/15/24(3)							24,253			$328,143
Andrea L. Bloomquist		$108,173	$432,691	$1,081,727
	3/15/24(2)				1,678	20,211	40,422				$273,455
	3/15/24(3)							20,211			$273,455
Melissa Barra		$106,493	$425,971	$1,064,929
	3/15/24(2)				1,678	20,211	40,422				$273,455
	3/15/24(3)							20,211			$273,455
Samuel R. Hellfeld		$94,896	$379,585	$948,964
	3/15/24(2)				1,384	16,674	33,348				$225,599
	3/15/24(3)							21,726			$293,953
(1)This represents the cash annual incentive opportunity for 2024 under the AIP. The actual amounts earned under this plan for 2024 are reported in the
Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. If the minimum performance level for payment of the threshold amount is not achieved, then no incentive would be payable under the plan. The performance level for payment of the maximum amount requires maximum EBITDA performance as well as a maximum performance of the Shared Strategic Objective modifier. See discussion in the
Compensation Discussion and Analysis under the heading “Annual Incentive Plan (AIP).”
(2)This represents PSU awards described in greater detail in the Compensation Discussion and Analysis under the heading, “Long-Term Incentive Plan
(LTI).” The target number of PSUs will be adjusted based on Company performance against annual growth goals over a three-year performance period covering fiscal years 2024, 2025 and 2026. There can also be a reduction in the target number of PSUs if the average difference between
Adjusted ROIC and WACC is below a certain threshold. PSUs are also subject to a three-year vesting requirement from the grant date. If any dividends are paid on our common stock, the holders of the PSUs would receive dividends at the same rate as paid to other shareholders if and when the PSU award is earned and becomes fully vested.
(3)This represents RSU awards described in greater detail in the Compensation Discussion and Analysis under the heading, “Long-Term Incentive Plan
(LTI).” These RSUs vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(4)As further described in a Form 8-K filed by the Company on October 30, 2024, Ms. Ibach and the Company entered into a Transition and Advisory
Agreement (the “Agreement”) on October 24, 2024. Under the Agreement, Ms. Ibach will continue her employment with the Company through the earlier of the 2025 Annual Meeting or May 31, 2025, outstanding PSU, RSU and option awards will become fully vested upon her separation of employment from the Company, and options will remain exercisable for three years after her separation of employment from the Company, subject to a maximum exercise period of 10 years from the original grant date of the option awards.
(5)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 15, 2023 PSU award. The target number of units reflects the incremental units expected to vest at target upon separation of employment due to the modification and the fair value reflects expected award achievement as of the date of the modification.
(6)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 15, 2024 RSU award. The number of units reflects incremental units expected to vest upon separation of employment due to the modification.

56 | 2025 PROXY STATEMENT	OUR PAY
(7)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 21, 2017 option award. These options vested under the original terms of the agreement, but their post-termination exercise period will be extended from one year from the separation date to
March 21, 2027.
(8)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 21, 2018 option award. These options vested under the original terms of the agreement, but their post-termination exercise period will be extended from one year from the separation date to
March 21, 2028.
(9)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 29, 2019 option award. These options vested under the original terms of the agreement, but their post-termination exercise period will be extended from one year to three years from the separation date.
(10)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a September 18, 2019 option award. These options vested under the original terms of the agreement, but their post-termination exercise period will be extended from one year to three years from the separation date.
(11)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 15, 2020 option award. These options vested under the original terms of the agreement, but their post-termination exercise period will be extended from one year to three years from the separation date.
(12)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 15, 2021 option award. These options vested under the original terms of the agreement, but their post-termination exercise period will be extended from one year to three years from the separation date.
(13)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 15, 2022 option award. These options vested or are expected to vest under the original terms of the agreement, but their post-termination exercise period will be extended from one year to three years from the separation date.
(14)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a May 16, 2022 option award. These options vested or are expected to vest under the original terms of the agreement, but their post-termination exercise period will be extended from one year to three years from the separation date.
(15)Represents the incremental cost under FASB ASC Topic 718 related to the modification of a March 15, 2022 option award. Of these options, 50,539 vested or are expected to vest under the original terms of the agreement, while 17,951 of these options are expected to vest upon separation of employment due to the modification. For all of these options, their post-termination exercise period will be extended from one year to three years from the separation date.
(16)Reflects the grant or modification date fair value computed in accordance with FASB ASC Topic 718. The value for March 15, 2024 PSU awards reflects the target award value.

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Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the total outstanding equity awards for each of the NEOs as of December 28, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(11)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Shelly R. Ibach	36,575	—	$18.81	3/22/2026	—	—	—	—
	53,720	—	$23.61	3/21/2027	—	—	—	—
	51,095	—	$34.35	3/21/2028	—	—	—	—
	40,405	—	$47.00	3/29/2029	—	—	—	—
	10,045	—	$43.91	9/18/2029	—	—	—	—
	67,325	—	$35.68	3/15/2030	—	—	—	—
	21,880	—	$146.97	3/15/2031	—	—	—	—
	27,033	13,517(1)	$61.66	3/15/2032	—	—	—	—
	2,893	1,447(2)	$41.95	5/16/2032	—	—	—	—
	22,830	45,660(4)	$28.41	3/15/2033	—	—	—	—
	—	—	—	—	—	—	121,230(5)	$1,842,696
					90,946(9)	$1,382,379
	—	—	—	—	—	—	90,946(10)	$1,382,379
Francis K. Lee	24,002	48,003(6)	$27.28	8/15/2033	—	—	—	—
	—	—	—	—	16,460(7)	$250,192	—	—
	—	—	—	—	—	—	27,775(8)	$422,180
	—	—	—	—	24,253(9)	$368,646	—	—
	—	—	—	—	—	—	24,253(10)	$368,646
Andrea L. Bloomquist	2,555	—	$34.35	3/21/2028	—	—	—	—
	4,346	—	$47.00	3/29/2029	—	—	—	—
	10,260	—	$35.68	3/15/2030	—	—	—	—
	3,585	—	$146.97	3/15/2031	—	—	—	—
	5,407	2,703(1)	$61.66	3/15/2032	—	—	—	—
	5,455	10,910(4)	$28.41	3/15/2033	—	—	—	—
	—	—	—	—	—	—	28,970(5)	$440,344
	—	—	—	—	20,211(9)	$307,207	—	—
	—	—	—	—	—	—	20,211(10)	$307,207
Melissa Barra	3,315	—	$33.32	3/16/2025	—	—	—	—
	2,128	—	$34.35	3/21/2028	—	—	—	—
	4,563	—	$47.00	3/29/2029	—	—	—	—
	9,940	—	$35.68	3/15/2030	—	—	—	—
	3,490	—	$146.97	3/15/2031	—	—	—	—
	5,407	2,703(1)	$61.66	3/15/2032	—	—	—	—
	5,455	10,910(4)	$28.41	3/15/2033	—	—	—	—
	—	—	—	—	—	—	28,970(5)	$440,344
	—	—	—	—	20,211(9)	$307,207	—	—
	—	—	—	—	—	—	20,211(10)	$307,207

58 | 2025 PROXY STATEMENT	OUR PAY
Outstanding Equity Awards at Fiscal Year-End, continued

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(11)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Samuel R. Hellfeld	735	—	$33.32	3/16/2025	—	—	—	—
	2,615	—	$18.81	3/22/2026	—	—	—	—
	1,955	—	$23.61	3/21/2027	—	—	—	—
	1,535	—	$34.35	3/21/2028	—	—	—	—
	3,420	—	$36.81	9/20/2028	—	—	—	—
	4,565	—	$47.00	3/29/2029	—	—	—	—
	5,130	—	$35.68	3/15/2030	—	—	—	—
	2,265	—	$146.97	3/15/2031	—	—	—	—
	4,120	2,060(1)	$61.66	3/15/2032	—	—	—	—
	—	—	—	—	2,320(3)	$34,406	—	—
	4,547	9,093(4)	$28.41	3/15/2033	—	—	—	—
	—	—	—	—	—	—	24,140(5)	$366,928
	—	—	—	—	21,726(9)	$330,235	—	—
	—	—	—	—	—	—	16,674(10)	$253,445
(1)These stock options were granted on March 15, 2022 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(2)These stock options were granted on May 16, 2022 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(3)These restricted stock unit (RSU) awards were granted on March 15, 2022 and will become vested on March 15, 2025, subject to continuing employment through the vesting date.
(4)These stock options were granted on March 15, 2023 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(5)These PSU awards were granted on March 15, 2023 and will become vested on March 15, 2026, subject to achieving performance criteria and continuing employment through the vesting date. The number of shares shown above reflects the target award level. The performance period for this award covers fiscal years 2023, 2024 and 2025.
(6)These stock options were granted on August 15, 2023 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(7)These RSU awards were granted on August 15, 2023 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(8)These PSU awards were granted on August 15, 2023 and will become vested on August 15, 2026, subject to achieving performance criteria and continuing employment through the vesting date. The number of shares shown above reflects the target award level. The performance period for this award covers fiscal years 2023, 2024 and 2025.
(9)These RSU awards were granted on March 15, 2024 and vest one-third each year on the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(10)These PSU awards were granted on March 15, 2024 and will become vested on March 15, 2027, subject to achieving performance criteria and continuing employment through the vesting date. The number of shares shown above reflects the target award level. The performance period for this award covers fiscal years 2024, 2025 and 2026.
(11)Calculated by multiplying unvested stock awards by $15.20, the closing price of the Company’s common stock on the Nasdaq Stock Market on
December 27, 2024, the last trading day of fiscal year 2024.

59 | 2025 PROXY STATEMENT	OUR PAY
Option Exercises and Stock Vested
The following table summarizes the stock options that were exercised and the stock awards that became vested for each of the NEOs during the fiscal year ended December 28, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(4)
Shelly R. Ibach	—	—	14,146	$191,395
Francis K. Lee	—	—	8,230 (3)	$100,159
Andrea L. Bloomquist	—	—	2,319	$31,376
Melissa Barra	—	—	2,257	$30,537
Samuel R. Hellfeld	—	—	1,464	$19,807
(1)The value realized on the exercise of stock options for purposes of this table is based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the stock option.
(2)The amounts shown in these columns represented the number of shares that were earned and paid out for the 2021 PSU awards that covered the performance period of fiscal years 2021, 2022 and 2023 as disclosed in the 2024 Proxy Statement, except for Mr. Lee (see footnote 3). For Ms. Ibach,
Ms. Bloomquist, Ms. Barra and Mr. Hellfeld, the 2021 PSU awards became vested on March 15, 2024.
(3)For Mr. Lee, a 2023 RSU award for 8,230 shares with a value realized of $100,159 vested on August 15, 2024. This represents one-third of a 2023
RSU award and the remaining two-thirds vest equally on August 15, 2025 and 2026.
(4)The value realized for purposes of this table is based on the fair market value of our common stock on the date of vesting.
Non-Qualified Deferred Compensation
NEOs are eligible to participate in the Sleep Number Executive Deferral Plan (Deferral Plan), a non-qualified deferred compensation plan. The Deferral Plan allows executives to defer payment of up to 50% of their base salary, 75% of their
AIP payout and 100% of their payout from PSUs or other stock awards. At the time that executives make their deferral election, they choose whether their deferrals will be paid out in a lump sum or up to ten annual installments following a specified future date or their termination of employment. For salary or AIP deferrals, executives choose how to allocate their deferrals across a range of notional investment alternatives that are similar to the investment fund options in the
Company’s 401(k) Plan. The executive’s deferral account is credited with the earnings as if there was a deemed investment in the notional investment alternatives offered for the Deferral Plan. For deferrals of PSUs or other stock awards, the amounts deferred are tracked in deferred share units and distributions are settled in shares of common stock.
The following table summarizes for each NEO their contributions, earnings and balance for the Deferral Plan for the fiscal year ended December 28, 2024. Note that the Company does not make any contributions to the Deferral Plan on behalf of participants.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Losses) in Last Fiscal Year(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(2) ($)
Shelly R. Ibach	—	—	$946,143	—	$11,253,862
Francis Lee	—	—	—	—	—
Andrea L. Bloomquist	—	—	$45,434	$(293,321)	$345,171
Melissa Barra	—	—	—	—	—
Samuel R. Hellfeld	—	—	—	—	—
(1)These amounts represent the total aggregate notional earnings for fiscal year 2024 for the executive’s deferral account under the Deferral Plan.
These are notional earnings based on how the executive has elected to direct their salary or AIP deferrals to various investment alternatives, and the actual market return of that investment alternative for the year. For PSU deferrals, earnings represent the change in market value of the deferred share units held in the executive’s deferral account.
(2)This is the aggregate market value of the executive’s deferral account under the Deferral Plan as of the end of fiscal year 2024.

60 | 2025 PROXY STATEMENT	OUR PAY
Potential Payments Upon Termination or Change in Control
This section describes the potential payments that would be made to the NEOs under various employment termination scenarios as if they occurred at the end of fiscal year 2024 (as of December 28, 2024). The values shown in the table are calculated as of this date based on certain estimates or assumptions as described in the footnotes. The actual amounts received may differ materially from those shown in the table. The table does not include amounts already vested that the executive would receive if he or she left the Company for any reason, such as the fully vested balance of an executive’s deferral account, gains from outstanding options that are exercisable, or payments and benefits that are provided on a non-discriminatory basis to salaried team members generally upon termination.
All Sleep Number team members, including all executive officers, are “at will” team members, meaning that the team member or the Company may terminate the employment relationship with or without cause and with or without notice, at any time at the option of either the team member or the Company. Executive officers do not have employment agreements and do not have any contractual or other right to employment for any term or period of time. In addition, executive officers are only eligible for the severance pay and other benefits as provided under the Company’s Executive
Severance Pay Plan as shown in the table and described in the footnotes.
The table below shows information about the acceleration of option or stock awards in the event of a change in control as defined under the Company’s 2020 Equity Incentive Plan, as amended (the 2020 Plan). The 2020 Plan contains a
“double-trigger” change in control provision. Under this provision, if outstanding option or stock awards are assumed or substituted following a change in control, vesting of the option or stock awards is only accelerated in the event of involuntary termination not for cause or resignation for good reason of the team member, as those terms are defined under the 2020 Plan. This is provided that the team member’s termination of employment occurs within two years of the change in control.
Vesting of stock option, PSU and RSU awards may also be accelerated in the event a NEO qualifies for retirement treatment under the terms of the award agreements and the 2020 Plan. If an executive is at least age 55 and has five or more years of service at retirement, the vesting will be accelerated on a pro-rata portion of their option or stock award based on the portion of the vesting period that was actually worked through the date of retirement. If an executive is at least age 60 and has five or more years of service at retirement, there is a full acceleration of vesting of stock option or
PSU awards provided that the executive gives a one-year notice of their intention to retire for awards granted prior to
2024, and a three month notice of their intention to retire for awards granted in 2024; there is not full acceleration of vesting for RSU awards.

61 | 2025 PROXY STATEMENT	OUR PAY

		Triggering Events
Name	Type of Payment	Voluntary Termination ($)	For Cause Termination ($)	Involuntary Termination (No Change in Control) ($)	Involuntary Termination (Following Change in Control)(1) ($)	Death or Disability ($)
Shelly R. Ibach	Cash Severance(2)	—	—	$5,778,000	$8,658,000	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	$2,187,782	—	$2,187,782	$3,993,846	$3,993,846
	Benefit Reimbursement(5)	—	—	$13,811	$13,811	—
	Total	$2,187,782	—	$7,979,593	$12,665,657	$3,993,846
Francis K. Lee	Cash Severance(2)	—	—	$1,085,625	$2,158,750	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$1,269,078	$1,269,078
	Benefit Reimbursement(5)	—	—	$19,093	$19,093	—
	Total	—	—	$1,104,718	$3,446,921	$1,269,078
Andrea L. Bloomquist	Cash Severance(2)	—	—	$1,072,202	$2,131,904	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	$585,975	—	$585,975	$908,124	$908,124
	Benefit Reimbursement(5)	—	—	—	—	—
	Total	$585,975	—	$1,658,177	$3,040,028	$908,124
Melissa Barra	Cash Severance(2)	—	—	$1,057,119	$2,101,739	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$908,124	$908,124
	Benefit Reimbursement(5)	—	—	$13,563	$13,563	—
	Total	—	—	$1,070,682	$3,023,426	$908,124
Samuel R. Hellfeld	Cash Severance(2)	—	—	$947,395	$1,882,289	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$863,694	$863,694
	Benefit Reimbursement(5)	—	—	$19,191	$19,191	—
	Total	—	—	$966,586	$2,765,174	$863,694
(1)The amounts payable to the NEOs upon a change in control may be subject to reduction under Sections 280G and 4999 of the Internal Revenue
Code.
(2)Our NEOs are participants in the Company’s Executive Severance Pay Plan. Under this plan, a participant is eligible for severance pay and other benefits in the event of involuntary termination not for cause or resignation for good reason (qualifying termination), as those terms are defined under the plan. There is no severance pay benefit for voluntary termination or involuntary termination for cause. As a condition of receiving any severance pay under the plan, the executive must agree to a general release of claims against the Company. The amount of the severance pay payable for a qualifying termination is a multiple of the sum of the executive’s annual base salary plus the target annual incentive award under AIP, as of the date of termination. For Ms. Ibach, the multiple is two times and for all other NEOs, the multiple is one times. If the qualifying termination occurs within a period starting six months before a change in control event and ending two years after a change in control event, the multiple would be as follows: For Ms. Ibach, three times; for all other NEOs, two times. In order to receive the additional severance pay for qualifying terminations after a change in control, the executive must agree to refrain from certain restricted activities for an extended period of two years after termination of employment. The plan defines restricted activities to include certain competitive and solicitation activities. Severance pay benefits are paid in a lump sum following termination of employment. The cash severance amounts shown above were calculated using annual base salary and target annual incentive for AIP in effect for each executive as of the end of fiscal 2024. Also under the plan, participants are eligible for outplacement services. The maximum value of this benefit is included in the cash severance amounts shown above. The plan does provide for a pro-rata annual incentive award for the period of the year that the participant was actively employed. The calculations for this table are as of the end of the fiscal year, which is when participants in the AIP become eligible for the full incentive award earned for that fiscal year. As a result, the table does not include any value for a pro-rata annual incentive.
(3)The value of the acceleration of the vesting of unvested stock options held by a NEO is based on the difference between: (a) the fair market value of our common stock as of December 27, 2024 ($15.20) and (b) the per share exercise price of the options held by the executive, provided (a) is higher than (b). The range of exercise prices of unvested stock options held by our NEO as of December 28, 2024 was $27.28 to $61.66. No amounts are included in the table above for stock options because the respective exercise prices are all above $15.20. For voluntary termination when an executive is eligible for retirement treatment (age 55 and five or more years of service), the number of unvested stock options is prorated in valuing the acceleration of vesting.
(4)The value of the acceleration of the vesting of stock awards held by a NEO is based on: (a) the number of unvested PSUs or RSUs held by the executive as of December 28, 2024, multiplied by (b) the fair market value of our common stock on December 27, 2024 ($15.20). PSUs whose performance period had been completed as of December 28, 2024 are reflected based on the actual payout earned. All other PSUs are reflected at the lesser of target or the maximum payout achievement possible. For voluntary termination when an executive is eligible for retirement treatment
(age 55 and five or more years of service), the number of unvested RSUs is prorated in valuing the acceleration of vesting.
(5)For a qualifying termination under the Executive Severance Pay Plan, a NEO is eligible to receive a reimbursement equal to the difference in cost between the monthly COBRA premium and the monthly cost for the medical and dental plan coverage while an active team member. The reimbursement is for as long as the executive is covered by COBRA but for a period not to exceed two years for Ms. Ibach and one year for all other
NEOs.

62 | 2025 PROXY STATEMENT	OUR PAY
OTHER INFORMATION
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are
providing the following information about the relationship of the annual total compensation of our team members and the annual total compensation of our CEO. For fiscal year 2024, we determined on December 28, 2024 that the annual total compensation of the team member identified as the median was $59,362 compared to last year’s median of
$59,339. Based on this information, the 2024 ratio of the annual total compensation of our CEO, as reported in the Total column of the Summary Compensation Table as $6,583,409, to the median annual total compensation of all team members, excluding our CEO, was estimated to be 111 to 1.
The following is a summary of the methodology and assumptions used in determining the median annual total compensation of our team members for 2024:
•We used our total active team member population as of the end of fiscal year 2024;
•For measuring total compensation of our team members, we included base wages, incentive compensation, commissions, over-time, paid time off and holiday pay that was actually paid to each team member during fiscal year
2024; and
•For team members included in the population that were hired during fiscal year 2024, we annualized their actual total compensation to consider that they worked for only a portion of the year.
It should be noted that under the SEC’s rules and guidance, there are numerous ways to determine the compensation of a company’s median employee, including the employee population sampled, the elements of total compensation included, any assumptions made and the use of statistical sampling. In addition, no two companies have identical employee populations or compensation programs. As such, our pay ratio may not be comparable to the pay ratio reported by other companies.

63 | 2025 PROXY STATEMENT	OUR PAY
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information comparing for the last three fiscal years calculated compensation values for disclosure purposes, financial performance of the Company and total shareholder returns. The table shows a calculated value for the
Compensation Actually Paid (CAP) as required by SEC rules for the CEO and other NEOs. These amounts do not reflect the actual compensation earned by or paid to the CEO or other NEOs for these fiscal years. For information regarding the compensation decisions made by our Committee, please see the sections of the Compensation Discussion and
Analysis of the proxy statements for the fiscal years covered in the table below.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Other NEOs(1)(3)	Average Compensation Actually Paid to Other NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net (Loss) Income ($ millions)(5)	Net Sales Growth(6)
					Sleep Number Total Shareholder Return	S&P 400 Specialty Stores Index Total Shareholder Return
2024	$6,583,409	$4,658,822	$1,439,510	$1,220,875	$31	$195	$(20.3)	(10.9)%
2023	$6,349,191	$2,797,599	$1,824,602	$1,097,590	$30	$199	$(15.3)	(10.7)%
2022	$6,702,614	$(12,847,068)	$1,592,120	$(1,323,910)	$52	$162	$36.6	(3.2)%
2021	$9,599,571	$15,233,052	$2,028,184	$2,806,197	$154	$173	$153.7	17.7%
2020	$8,528,276	$24,411,605	$1,986,114	$4,224,856	$165	$119	$139.2	9.3%
(1) The amounts are reported in the Total column of the Summary Compensation Table for the CEO and for an average of the other NEOs for each fiscal year.
(2) This is a calculation of CAP for each fiscal year as determined in accordance with SEC rules. See table below for a reconciliation of the estimated value for CAP to the amounts reported in the Total column of the Summary Compensation Table.
(3) The average for 2024 includes Mr. Lee, Ms. Bloomquist, Ms. Barra and Mr. Hellfeld as the other NEOs. The average for 2023 includes Mr. Callen, Mr.
Krusmark, Mr. Lee, Ms. Bloomquist, Ms. Barra and Mr. Hellfeld as other NEOs. The average for 2022 includes Mr. Callen, Ms. Bloomquist, Ms. Barra and Mr. Hellfeld as other NEOs. The average for 2021 includes Mr. Callen, Ms. Bloomquist, Ms. Barra and Mr. Saklad as other NEOs. The average for 2020 includes Mr. Callen, Ms. Bloomquist, Ms. Barra and Mr. Brown as other NEOs.
(4)For the relevant fiscal year, this represents the cumulative Total Shareholder Return (TSR) by measuring what the value of a $100 investment at the start of fiscal 2020 would be at the end of fiscal years 2020, 2021, 2022, 2023 and 2024. The S&P 400 Specialty Store Index TSR is the total return assuming reinvestment of dividends and is included in the Comparative Stock Performance chart reported in our Annual Report on Form 10-K for the fiscal years 2020, 2021, 2022, 2023 and 2024.
(5) This is net income as reported in the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal years 2020, 2021,
2022, 2023 and 2024.
(6) This is the annual growth in net sales as reported in the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal years 2020, 2021, 2022, 2023 and 2024. This is the Company-selected measure for this disclosure.
The following table is a reconciliation of the estimated value for CAP to the amounts reported in the Total column of the
Summary Compensation Table for the fiscal years 2020, 2021, 2022, 2023 and 2024.

64 | 2025 PROXY STATEMENT	OUR PAY

Year	Summary Compensation Table Total	Deduct: Amounts Reported in the Summary Compensation Table for Stock and Option Awards	Add: Value of Awards Granted During the Year, Outstanding and Unvested at Year-end	Add: Change in Value of Awards Granted in Any Prior Year, Outstanding and Unvested at Year- End	Add: Value of Awards Granted and Vested in the Same Year	Add: Change in Value of Awards Granted in Any Prior Year, Vested During the Year	Estimated Compensation Actually Paid (CAP)(1)
CEO
2024	$6,583,409	$(4,340,130)	$3,287,427	$(794,372)	$—	$(77,512)	$4,658,822
2023	$6,349,191	$(4,609,638)	$1,965,546	$(1,212,687)	$—	$305,187	$2,797,599
2022	$6,702,614	$(5,419,385)	$1,280,493	$(12,212,135)	$—	$(3,198,655)	$(12,847,068)
2021	$9,599,571	$(6,440,343)	$4,245,801	$(1,037,718)	$—	$8,865,741	$15,233,052
2020	$8,528,276	$(4,288,094)	$13,788,030	$8,402,774	$1,222,552	$(3,241,933)	$24,411,605
Average for Other NEOs
2024	$1,439,510	$(567,415)	$534,511	$(165,733)	$—	$(19,998)	$1,220,875
2023	$1,824,602	$(1,081,157)	$483,831	$(165,585)	$—	$35,899	$1,097,590
2022	$1,592,120	$(1,019,287)	$238,188	$(1,773,616)	$—	$(361,315)	$(1,323,910)
2021	$2,028,184	$(1,058,309)	$714,143	$(134,889)	$—	$1,257,068	$2,806,197
2020	$1,986,114	$(751,446)	$2,137,874	$1,162,514	$263,097	$(573,297)	$4,224,856
(1)  In determining the estimated CAP, stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, risk free rates) as of the measurement date. Performance Stock Unit (PSU) grant date fair values are calculated using the stock price as of date of grant assuming target performance. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of each vesting date. Time-vested Restricted Stock Unit (RSU) grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each vesting date.
As noted above, the estimate of CAP reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected in the significant decrease to 2022 CAP). For a discussion of how our Committee assessed Company performance and made pay decisions each year for our NEOs, see the Compensation Discussion and Analysis in this Proxy Statement and in the proxy statements for 2020, 2021, 2022 and 2023.
Below are graphs comparing the estimated CAP values for our CEO and other NEOs to: (1) TSR for Sleep Number and the S&P 400 Specialty Stores Index, (2) net income and (3) annual net sales growth.

Estimated CAP Value vs. TSR
Value of Fixed $100 Investment
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$(5,000)
$(10,000)
$(15,000)
Estimated CAP Value (in Thousands)
2020
2021
2022
2023
2024
CEO CAP
Other NEOs CAP
S&P 400 Specialty Index
SNBR TSR

Estimated CAP Value vs. Net Income
SNBR Net Income ($M)
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$(20.0)
Estimated CAP Value (in Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$(5,000)
$(10,000)
$(15,000)
2020
2021
2022
2023
2024
CEO CAP
Other NEOs CAP
SNBR Net Income

65 | 2025 PROXY STATEMENT	OUR PAY

Estimated CAP Value vs. Net Sales Growth
20.0%
15.0%
10.0%
5.0%
—%
(5.0)%
(10.0)%
(15.0)%
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$(5,000)
$(10,000)
$(15,000)
Estimated CAP Value (in Thousands)
2020
2021
2022
2023
2024
CEO CAP
Other NEOs CAP
SNBR Net Sales Growth

As described in various sections of our Compensation Discussion and Analysis, the following are key performance measures that determine the incentive compensation earned by the CEO and other NEOs for Company performance. By design, our executive compensation mix is heavily weighted toward incentive compensation which is all performance-
based and only earned with achievement of financial goals for AIP and PSUs or appreciation of our share price for stock options.

Metric	How This Metric Influences Pay
Net Sales Growth	This is one of two key measures in our PSU design. Half of the PSU payout opportunity is to tied to our achievement of annual growth goals for net sales over a three year period.
NOP Growth	This is one of two key measures in our PSU design. Half of the PSU payout opportunity is tied to our achievement of annual growth goals for NOP over a three year period.
Adjusted ROIC	There is an ROIC modifier in our PSU design. This potential reduction in the number of target PSUs applies if the average difference between Adjusted ROIC and WACC is below a certain threshold.
Adjusted EBITDA	This is the only measure in our AIP design. The AIP payout opportunity is tied to our achievement of fiscal year goals for Adjusted EBITDA.
Share Price	Stock options require share price appreciation above the exercise price in order to have any value. The value of PSUs earned and paid out also depends on share price.

66 | 2025 PROXY STATEMENT	PROPOSAL 6 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Background
Consistent with the views expressed by shareholders at our 2023 Annual Meeting when we last asked our shareholders to cast an advisory vote as to whether future advisory votes on executive compensation, or “say-on-pay” votes, should occur every year, every two years or every three years, the Board has determined to hold an advisory vote to approve executive compensation annually. The next advisory vote on the frequency of our “say-on-pay” vote will be put to our shareholders at our 2029 Annual Meeting.
This advisory resolution, commonly referred to as “say-on-pay,” is being provided to our shareholders as required pursuant to Section 14A of the Securities Exchange Act and is non-binding on the Company and the Board. However, the Board and the Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of the vote when making future compensation decisions. The next “say-on-pay” vote will be held at our 2026
Annual Meeting.
As described more fully in the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement, our compensation programs are structured to align the interests of our executive officers with the interests of our shareholders. They are designed to attract, motivate and retain, a talented management team to achieve superior results. Shareholders are urged to read the CD&A, which discusses in-depth how our executive compensation programs are aligned with our performance and the creation of shareholder value.
Board Recommendation
The Board unanimously recommends a vote “For” approval of, on a non-binding basis, the compensation of the
Company’s named executive officers as described in the CD&A, tabular disclosures and other executive compensation narrative provided in this Proxy Statement for the Company’s 2025 Annual Meeting.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote directly or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of shares necessary for a quorum, is necessary for approval of the foregoing resolution. Unless a contrary choice is specified, proxies solicited by the Board will be voted “For” approval of, on a non-binding basis, the compensation of the Company’s named executive officers as described in this Proxy Statement.

67 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Introduction
On May 13, 2020, our shareholders approved the Sleep Number Corporation 2020 Equity Incentive Plan at our 2020
Annual Meeting. The Sleep Number Corporation 2020 Equity Incentive Plan permits the Compensation Committee, or a subcommittee thereof, to grant to eligible team members, non-employee Directors and consultants of Sleep Number
(each a participant) non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, deferred stock units, annual performance cash awards and other cash-based awards and other stock-based awards. On May 21, 2024, our shareholders approved Amendment No. 1 to the Sleep Number
Corporation 2020 Equity Incentive Plan (as amended, the “2020 Plan”) to increase the number of authorized shares by
1,500,000. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2020 Plan is 4,740,000 shares.
The purpose of the 2020 Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to (i) attract, motivate and retain a talented management team to achieve superior results, (ii) provide market competitive equity incentive opportunities that are linked to the growth and profitability of the Company and increases in shareholder value, and (iii) align the interests of key executives, team members and Directors with those of our shareholders.
Our equity compensation program provides our team members with an incentive to deliver our long-term strategic objectives and achieve superior results. We believe equity is a critical tool for attracting, retaining and rewarding our team, and aligning their interests with those of our shareholders over the long term. We believe that providing at-risk, equity-based compensation is a fundamental component of our compensation program, is essential to creating compensation opportunities that are competitive relative to market levels and aligns incentives with our shareholders’
interests in a manner that promotes long term performance.
Background to this Proposal 7
Three years of sustained macroeconomic challenges and a historic industry recession has resulted in a prolonged stock price decline. Given the decline in our stock price, our modeling in 2024 indicated we would not have enough shares available under the 2020 Plan to make our standard annual equity grants using our historical practices in 2024. To address this issue, the Company took actions to reduce share usage in 2024, and proposed an amendment to the 2020
Plan to provide enough additional shares to issue 2025 annual grants. On May 21, 2024 shareholders approved the addition of 1,500,000 shares to the 2020 Plan.
The industry remains in a historic recession in 2025, and the Company’s share price remaining depressed, the Company was again in the position of needing to take steps to limit share usage for our annual 2025 grants and conserve equity in light of our current situation. These steps include:
•Limiting the use of Performance Stock Units (PSUs) and eliminating the use of Non-Qualified Stock Options, which have a more dilutive effect on the 2020 Plan;
•Limiting the number of team members that receive equity grants; and
•Limiting the ability of our non-employee Directors to receive their cash retainer payments in stock.
While these actions were necessary to enable us to continue to use equity awards to compensate our team members in
2025, they are not long-term solutions. As of March 17, 2025, after our annual grants, including the conservation

68 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
measures described above, we are left with approximately 1,022,000 shares available under the 2020 Plan. We do not believe that this is sufficient to provide competitive equity-based compensation to our team members beyond 2025.
To address this issue, and to enable the Company to retain critical talent as we execute the important task of transforming our operating model for greater financial resiliency and positioning the business for accelerating growth as the mattress industry recovers, on March 19, 2025, the Compensation Committee adopted an amendment to the 2020
Plan to increase the number of shares of our common stock available for issuance by an additional 500,000 shares (the
Plan Amendment). The Plan Amendment is subject to the approval of shareholders. We are asking shareholders to approve the Plan Amendment so that we can effectively maintain the vital equity component of our compensation program going forward.
Our Board believes that equity compensation plays an important role in the Company’s success by motivating and engaging our executives, team members and non-employee Directors and allowing them to participate in shareholder value creation through their ownership interest in the Company. The Board therefore recommends that you vote to approve the Plan Amendment.
If our shareholders approve the Plan Amendment, the Plan Amendment will become effective as of the date of shareholder approval. If our shareholders to not approve the Plan Amendment, the 2020 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.
Key Vote Considerations
Without sufficient shares to grant to our team members, we would be forced to rely on other forms of compensation, including cash. The retention value of non-stock-based awards may not be sufficient to retain key talent. As a result, we may need to deliver long-term incentive awards in the form of cash, which would reduce our financial flexibility and impact our ability to pay down debt, which is a top priority in 2025. Cash-based awards are also suboptimal because they are limited in their ability to align team member interests with shareholder interests over the long-term.
Our Board recommends you vote to approve the Plan Amendment because the Board believes an increase in the number of shares available for issuance under the 2020 Plan is in the best interests of our Company and our shareholders for the following reasons:
•We have been responsible stewards of shareholder equity. In response to our current situation, we have taken targeted steps over the last two years to significantly reduce share usage and operate within the constraints of the
2020 Plan with respect to the number of shares available.
•The Plan Amendment will advance Company and shareholder interests by allowing us to attract, motivate, and retain key talent. Having a talented and motivated management team is essential to executing our business strategies and achieving superior results. Stock-based incentive compensation has been an important component of the total direct compensation opportunity for our management team. It helps us provide a market competitive compensation opportunity that is predominantly performance-based and at risk.
•Our ability to award equity is essential to our ability to retain team members during an important time. The 2020
Plan is a broad-based plan under which the Company grants awards to NEOs, non-employee Directors and many current and prospective team members. The market for talent in our industry is competitive, and it is critical that we retain our team members as we execute an important and complex transformation. Any impairment to our ability to attract and retain talent could limit our ability to realize the benefits of this initiative.
•The Plan Amendment is consistent with our pay-for-performance compensation philosophy. We believe that stock-
based incentive compensation rewards our management team for superior performance in delivering sustainable and profitable growth. It is performance-based, fully at-risk, and only has value if the Company performance meets

69 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
or exceeds predetermined financial goals, or if shareholder value increases. This reinforces our pay for performance culture.
•The Plan Amendment will enable us to continue aligning the interests of our executives with those of our shareholders. We have designed our stock-based incentive compensation so that our management team is motivated to achieve financial performance goals and increase shareholder value. This creates a strong alignment between our rewards and shareholder interests. Also, with our stock ownership guidelines, the ownership levels of our common stock that are maintained by our non-employee Directors and executives foster further alignment with the interests of our shareholders.
•The Plan Amendment protects shareholder interests and embraces sound stock-based compensation practices. As described in more detail below under the heading “Summary of Sound Governance Features of the 2020 Plan,” the
2020 Plan includes a number of features that are consistent with protecting the interests of our shareholders and sound corporate governance practices.
Summary of Sound Governance Features of the 2020 Plan
The Board and the Compensation Committee believe that the 2020 Plan contains several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices, including the following:
•No “evergreen” provision;
•No liberal share “recycling” for stock options or SARs;
•No reloads;
•Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date;
•No re-pricing or exchange of “underwater” options or SARs without shareholder approval;
•Stock options and SARs are not entitled to dividend equivalent rights;
•No dividends or dividend equivalents will be paid out on unvested awards;
•Shareholder approval is required for material revisions to the 2020 Plan;
•“Clawback” provisions; and
•“Double-Trigger” vesting in change in control.
Equity Compensation Plan Information and Share Usage Information
In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and the
Compensation Committee considered a number of factors, which are discussed further below, including:
•Shares currently available under the 2020 Plan and total outstanding equity awards;
•Historical equity and award granting practice, including share usage (commonly referred to as “burn rate”); and
•Overhang and dilution.

70 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Shares Currently Available and Total Outstanding Equity Awards

(all data as of March 17, 2025)
New Shares Requested	500,000
Shares Remaining Available for Issuance Under 2020 Plan	1,021,916
Common Shares Outstanding	22,567,075
Stock Options/SARs Outstanding	927,064
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$40.99
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	5.4
Total Stock-Settled Full-Value Awards Outstanding	2,242,748
Share Usage
In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and the
Compensation Committee considered the historical number of equity awards granted under the 2020 Plan. The following table sets forth information regarding stock-settled, time-vested equity awards granted, and performance-
based equity awards earned, over each of the last three fiscal years:

	2024	2023	2022	3-Year Average
Stock Options/Stock Appreciation Rights (SARs) Granted	—	305,000	148,000
Stock-Settled Time-Vested Restricted Shares/Units Granted	674,000	304,000	189,000
Stock-Settled Performance-Based Shares/ Units Vested	45,000	201,000	251,000
Weighted-Average Basic Common Shares Outstanding	22,606,000	22,429,000	22,396,000
Share Usage Rate	3.2%	3.6%	2.6%	3.1%
Based on historical and anticipated granting practices, we expect the additional shares authorized for issuance by the
Plan Amendment to cover awards through our 2026 annual grant. Expectations regarding future share usage could be impacted by a number of factors such as award type mix, hiring and promotion activity at the executive level, the rate at which shares are returned to the share reserve under permitted addbacks, the future performance of our stock price, the consequences of acquiring other companies and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
Overhang
The following table sets forth certain information as of December 28, 2024, unless otherwise noted, with respect to the
Company’s equity compensation plans:

Stock Options/SARs Outstanding	942,102
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$40.85
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	5.6 years
Total Stock-Settled Full-Value Awards Outstanding	1,685,285
Share reserve under the 2020 Plan	4,740,000
Proposed Amended Share reserve under the 2020 Plan	5,240,000

71 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Dilution and Expected Duration
Our Board recognizes the impact of dilution on our shareholders and has evaluated the Plan Amendment carefully in the context of the need to motivate, retain and ensure that our leadership team and key team members remain focused on our strategic priorities. The total fully-diluted overhang as of December 28, 2024, assuming that the entire share reserve is granted in stock options, SARs, or full-value awards would be 17.6%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of December 28, 2024. Our Board believes that the increase included in the Plan Amendment represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
Summary of the 2020 Plan Features
Below is a summary of the major features of the 2020 Plan, assuming approval of the Plan Amendment. Other than increasing the shares of common stock available for issuance, the Plan Amendment does not modify the terms of the
2020 Plan. The summary is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which may be obtained upon request to Investor Relations at 1001 Third Avenue South, Minneapolis, Minnesota, 55404 or by
telephone at 763-551-7498. A copy of the Plan Amendment has also been filed electronically with the SEC as Appendix
D to this Proxy Statement, available through the SEC’s website at www.sec.gov.
Purpose
The purpose of the 2020 Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to (i) attract, retain, and motivate our management team for achievement of company results and creation of shareholder value, (ii) provide stock-based incentive compensation opportunities that are linked to the growth and profitability of the company and increases in shareholder value, and (iii) provide opportunities for equity ownership that align the interests of key team members and Board members with those of our shareholders.
Plan Administration
The 2020 Plan will be administered by the Compensation Committee, or by a subcommittee thereof, or any other committee designated by the Board in accordance with the 2020 Plan. All members of the Compensation Committee administering the 2020 Plan will be “non-employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” under the Nasdaq listing rules, the rules and regulations of the SEC and other applicable laws.
Under the terms of the 2020 Plan, subject to certain limitations, the Compensation Committee has the authority to, among other things:
•Select eligible participants to whom awards are granted;
•Determine the types, amounts and terms of awards to be granted and when;
•Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such awards;
•Interpret the 2020 Plan and any instrument evidencing an award under the 2020 Plan and establish rules and regulations pertaining to its administration;
•Determine fair market value in accordance with the 2020 Plan;
•Subject to shareholder approval requirements for some amendments, determine whether and under what circumstances and terms to amend the 2020 Plan or any outstanding award agreement;
•Adopt subplans or special provisions applicable to awards regulated by the laws of jurisdictions other than the
United States;
•Authorize any person to execute on behalf of the Company an award agreement or other instrument required to effect a grant;

72 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
•Determine whether awards will be settled in shares of common stock, cash or in any combination thereof;
•Determine whether an award will be eligible for dividend equivalent rights;
•Impose restrictions, conditions or limitations on resales and subsequent transfers; and
•Make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the 2020 Plan.
Delegation
To the extent permitted by applicable law, the Compensation Committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers, as it may deem advisable. The
Compensation Committee may authorize one or more Directors or officers of the Company to designate team members, other than officers, Directors or 10% shareholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.
No Re-pricing or Exchange
Except in connection with a change in control, the Compensation Committee may not, except as described below under the heading “Adjustments,” without prior approval of our shareholders, seek to effect any re-pricing of any previously granted option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price, (ii)
canceling an underwater option or SAR in exchange for (A) cash, (B) replacement options or SARs having a lower exercise price or (C) other awards, or (iii) repurchasing the underwater options or SARs and granting new awards under the 2020
Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or SAR.
Shares Authorized
Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2020
Plan, assuming the Plan Amendment is approved, is 5,240,000 shares less one share for every share subject to an award granted under the Prior Plan between December 28, 2019, and the date of shareholder approval of the 2020 Plan. No more than 5,240,000 shares may be granted as incentive stock options.
If (i) any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part) or
(ii) after December 28, 2019 any shares subject to an award under the Prior Plan is forfeited, expires or settled for cash (in whole or in part), then in each such case the shares subject to such award will, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for awards under the 2020 Plan. In the event that withholding tax liabilities arising from an award (other than an option or SAR) or, after December 28, 2019, an award under the Prior Plan
(other than an option or SAR) is satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld will be added to the shares available for awards under the 2020 Plan. However, the following shares will not be added to the shares authorized for grant under the 2020 Plan: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option under the 2020 Plan or the Prior Plan, (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to options or SARs under the 2020 Plan or the Prior Plan, (iii) shares subject to a SAR under the 2020 Plan or the Prior Plan that are not issued in connection with its stock settlement on exercise thereof and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the 2020 Plan or the Prior Plan.

73 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Limits on Non-Employee Director Awards
Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year, shall not exceed $500,000 in total value. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
Minimum Vesting Requirement
Awards granted under the 2020 Plan (other than annual performance cash awards and other cash-based awards) shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries in accordance with Section 20 of the 2020 Plan, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee Directors that vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of shareholders of the Company which is at least 50 weeks after the immediately preceding year’s annual meeting and (iv) any additional awards the Compensation Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the 2020 Plan; and, provided, further, that the foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.
Adjustments
In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the Company, the Compensation Committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the 2020 Plan or the terms and conditions of any outstanding awards, including any performance goals or criteria with respect thereto. In order to prevent dilution or enlargement of the rights of participants, the Compensation Committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.
Participation
Awards may be granted to team members, non-employee Directors and consultants of the Company or any of its subsidiaries. A “consultant” is one who renders services that are not in connection with the offer and sale of our securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for our securities. As of March 14, 2025, approximately 587 team members and ten non-employee Directors would have been eligible to participate in the 2020 Plan.
Types of Awards
The 2020 Plan will permit us to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, deferred stock units, annual performance cash awards, other cash-based awards and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.
Non-Statutory and Incentive Stock Options
Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2020 Plan permits the grant of both non-statutory and incentive stock options, though incentive stock options may be granted only to team members. Each stock option granted under the 2020 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. Except

74 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
for substitute awards grated under Section 20 of the 2020 Plan, the exercise price of each stock option granted under the 2020 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value is the closing price of our common stock, as reported on the Nasdaq. The closing price of our common stock, as reported on the Nasdaq, on March 14, 2025, was $7.35 per share. The
Compensation Committee will fix the terms and conditions of each stock option, subject to certain restrictions. The
Compensation Committee will fix the term of each stock option, but stock options granted under the 2020 Plan will not be exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the Compensation
Committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by “net exercise,” or by a combination of such methods; or such other method as may be permitted by the Compensation
Committee. In the case of a “net exercise” of a stock option, we will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.
Stock Appreciation Rights
A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of our common stock and the exercise price of such shares.
Each SAR granted must be evidenced by an award agreement that specifies the exercise price, the term, and such other provisions as the Compensation Committee may determine. Except for substitute awards granted under Section 20 of the 2020 Plan, the exercise price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Compensation Committee will fix the term of each SAR, but SARs granted under the 2020 Plan will not be exercisable more than 10 years after the date the SAR is granted.
Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units
Restricted stock awards, restricted stock units and/or deferred stock units may be granted under the 2020 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards, except that no shares are actually awarded to the participant on the grant date. A deferred stock unit is a right that allows a participant to receive shares of our common stock at a future time as determined by the Compensation
Committee or the participant, subject to certain guidelines. The Compensation Committee shall determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions, including, in the case of a performance award, any performance goals upon which the performance award is subject and any performance period during which any performance goals must be achieved. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units and/or deferred stock units will not have voting rights with respect to their restricted stock units and/or deferred stock units. After all conditions and restrictions applicable to restricted stock awards, restricted stock units and/or deferred stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards will become freely transferable (except as otherwise provided in the 2020 Plan), and restricted stock units will be paid in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the
Compensation Committee. The Compensation Committee may provide that a restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the
IRC.

75 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Annual Performance Cash Awards
Annual performance cash awards may be granted under the 2020 Plan in such amounts and upon such terms as the
Compensation Committee may determine, based on the achievement of specified performance goals for annual periods or other time periods, as determined by the Compensation Committee.
Non-Employee Director Awards
The Compensation Committee at any time and from time to time may grant to non-employee Directors non-statutory stock options, SARs or full value awards. Any such awards may be granted singly, in combination or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion consistent with the provisions of the 2020 Plan.
The 2020 Plan permits non-employee Directors to elect to receive shares of our common stock in lieu of their Director fees otherwise payable in cash. The election to receive our common stock in lieu of cash must be made in the calendar quarter preceding the date any such fees are payable. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by the fair market value of our common stock on the date such fees would otherwise have been payable.
Other Cash-Based Awards and Other Stock-Based Awards
Cash-based awards that are not annual performance cash awards may be granted to participants in such amounts and upon such terms as the Compensation Committee may determine. These other cash-based awards will be paid in cash only. Other stock-based awards (including the grant or offer for sale of unrestricted shares of our common stock or the payment in cash or otherwise of amounts based on the value of shares of our common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the Compensation
Committee. These other stock-based awards shall be expressed in terms of shares of our common stock or units based on shares of our common stock, as determined by the Compensation Committee. Other stock-based awards will be paid in cash or shares of our common stock, as determined by the Compensation Committee.
Performance Measure Elements
The performance goals upon which the payment or vesting of a performance award depends may include, without limitation, one or more of the following performance measure elements:
•Sales and revenue measure elements, including gross revenue or sales, sales allowances, net revenue or net sales, invoiced revenue or sales, collected revenue or sales, revenues from new products and bad debts;
•Expense measurement elements, including direct material costs, direct labor costs, indirect labor costs, direct manufacturing costs, indirect manufacturing costs, cost of goods sold, sales, general and administrative expenses, operating expenses, non-cash expenses, tax expense, non-operating expenses and total expenses;
•Profitability and productivity measure elements, including gross margin, net operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), NOPAT (net operating income after taxes), net income, net cash flow and net cash flow from operations;
•Asset utilization and effectiveness measure elements, including cash, excess cash, accounts receivable, inventory
(WIP or finished goods), current assets, working capital, total capital, fixed assets, total assets, standard hours, plant utilization, purchase price variance and manufacturing overhead variance;
•Debt and equity measure elements, including accounts payable, current accrued liabilities, total current liabilities, total debt, debt principal payments, net current borrowings, total long-term debt, credit rating, retained earnings, total preferred equity, total common equity and total equity;

76 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
•Shareholder and return measure elements, including earnings per share (diluted and fully diluted), stock price, dividends, shares repurchased, total return to shareholders, debt coverage ratios, return on assets, return on equity, return on invested capital and economic profit (for example, economic value added);
•Customer and market measure elements, including dealer/channel size/scope, dealer/channel performance/
effectiveness, order fill rate, customer satisfaction, customer service/care, brand awareness and perception, market share, warranty rates, product quality and channel inventory; and
•Organizational and team member measure elements, including headcount, team member performance, team member productivity, standard hours, team member engagement/satisfaction, team member turnover and team member diversity.
The Compensation Committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on the financial performance of the Company (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2020 Plan.
Dividend Equivalents
With the exception of stock options and SARs, awards under the 2020 Plan may, in the Compensation Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Compensation Committee, and only paid out once the award becomes vested.
Termination of Service
Unless otherwise expressly set forth in an individual agreement, the Compensation Committee will have the sole discretion to determine and set forth in an award agreement the effect that the termination of a participant’s employment or other service with the Company and all subsidiaries may have on any award.
Modification of Rights upon Termination
Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Compensation
Committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, restricted stock units, deferred stock units, performance awards, annual performance cash awards, non-employee Director awards, other cash-based awards and other stock-
based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Compensation Committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date.
Determination of Termination
The change in a participant’s status from a team member to a consultant will be deemed a termination unless the
Compensation Committee determines otherwise, in its sole discretion. The change in a participant’s status from a consultant to a team member or from that of a team member to that of a Director will not be deemed a termination of the participant’s service as a consultant or team member, respectively. Unless the Compensation Committee determines

77 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
otherwise, a participant’s termination date will be deemed to be the date recorded on personnel or other records of the
Company or any subsidiary. If the payment of an award that is subject to Section 409A of the IRC is triggered by termination of a participant’s employment or other service, the termination must also constitute a “separation from service” within the meaning of Section 409A of the IRC, and any change in employment status that constitutes a
“separation from service” under Section 409A of the IRC will be treated as a termination of employment or service, as the case may be.
Forfeiture and Recoupment
If a participant is determined by the Compensation Committee to have taken any action while providing services to the
Company or after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2020 Plan, all rights of the participant under the 2020 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Compensation Committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the Company, within ten days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Compensation
Committee to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages to collect any amount due. In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the
Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the 2020 Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange
Commission, as the case may be, of the financial document embodying such financial reporting requirement. The
Company may also seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded. In addition, all awards under the 2020 Plan will be subject to forfeiture and other penalties pursuant to any standalone clawback or forfeiture policy of the Company, as in effect from time to time, including the Sleep Number Corporation
Clawback and Forfeiture Policy, and such forfeiture and/or penalty conditions or provisions as determined by the
Compensation Committee and set forth in the applicable award agreement.
Change in Control and Acceleration of Vesting
Generally, a change in control means the occurrence of any one of the following events:
•During any 24 month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board, subject to certain exceptions;
•Any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board, subject to certain exceptions;
•The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s shareholders, unless certain criteria are met; or
•The consummation of a sale of all or substantially all of the Company’s assets or the approval by shareholders of the
Company of a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, such a change in control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company’s voting securities as a result of the acquisition of
Company voting securities by the Company which reduces the number of our voting securities outstanding. However, if after such acquisition by the Company such person becomes the beneficial owner of additional voting securities of the

78 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Company that increases the percentage of our outstanding voting securities beneficially owned by such person, a change in control of the Company shall then occur.
Without limiting the authority of the Compensation Committee to adjust awards as discussed under the headings “Plan
Administration” and “Adjustments,” if a change in control of the Company occurs, then, unless otherwise provided in the Award Agreement, if the Company is not the surviving corporation or the acquiring corporation does not assume the outstanding awards or substitute equivalent awards, then:
•All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the Company or any subsidiary;
•All restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and
•All awards, the vesting or payment of which are based on performance goals, will vest as though such performance goals were fully achieved at target and will become immediately payable.
However, no award that provides for a deferral of compensation within the meaning of Section 409A of the Internal
Revenue Code of 1986, as amended (IRC) will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a
“change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the IRC. The treatment of any other awards in the event of a change in control will be as determined by the Compensation Committee in connection with the grant thereof, as reflected in the applicable award agreement. The Compensation Committee is given the power under the
2020 Plan to alternatively provide that upon a change in control, any or all outstanding stock-based awards will be canceled and terminated and the holders will receive a payment of cash or stock equal to the difference, if any, between the consideration received by shareholders in respect of a share of common stock in connection with the change in control and the purchase price per share, if any, under the award, multiplied by the number of shares subject to such award, provided that if such product is zero or less, or the award is not exercisable, the award may be canceled and terminated without payment for such award.
If a participant’s employment or other service with the Company is terminated without “cause” or “adverse action” (as such terms are defined in the 2020 Plan) within two years following a change in control, and the Company is the surviving corporation following such change in control, or the acquiror assumes the outstanding awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such awards, then:
•All outstanding options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in employment or service with the Company;
•All restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and
•All awards, the vesting or payment of which is based on performance goals, will vest as though such performance goals were fully achieved at target and will become immediately payable.
However, no award that provides for a deferral of compensation within the meaning of Section 409A of the IRC will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under
Section 409A of the IRC. The treatment of any other awards in the event of a change in control will be as determined by the Compensation Committee in connection with the grant thereof, as reflected in the applicable award agreement.

79 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Substituted Awards
The Compensation Committee may grant awards under the 2020 Plan in substitution for stock and stock-based awards held by team members of another entity who become team members of the Company or a subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a subsidiary or the acquisition by the
Company or a subsidiary of property or stock of the former employing corporation. The Compensation Committee may direct that the substitute awards be granted on such terms and conditions as the Compensation Committee considers appropriate in the circumstances, subject to compliance with the rules under Sections 409A, 422 and 424 of the IRC, as and where applicable.
Term, Termination and Amendment
Unless sooner terminated by the Board, the 2020 Plan will terminate at midnight on May 12, 2030. No award will be granted after termination of the 2020 Plan, but awards outstanding upon termination of the 2020 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2020 Plan.
Subject to certain exceptions, the Board has the authority to terminate and the Compensation Committee has the authority to amend the 2020 Plan or any outstanding award agreement at any time and from time to time, provided that certain amendments to the 2020 Plan will not become effective without shareholder approval, as set forth below. No termination, suspension or amendment of the 2020 Plan may materially adversely affect any outstanding award without the consent of the affected participant.
No amendments to the 2020 Plan will be effective without approval of the Company’s shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the IRC, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2020 Plan or (b) such amendment would: (i) modify the restrictions on re-pricing, (ii) materially increase benefits accruing to participants, (iii) subject to certain adjustments, increase the aggregate number of shares of common stock issued or issuable under the 2020 Plan,
(iv) modify the eligibility requirements for participants in the 2020 Plan or (v) reduce the minimum exercise price as set forth in the 2020 Plan.
Plan Benefits
It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2020 Plan or that would have been received by or allocated to participants for the last completed fiscal year if the 2020 Plan had then been in effect because awards under the 2020 Plan will be made at the discretion of the
Compensation Committee.

80 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Awards Previously Granted Under 2020 Plan
The following table sets forth the total number of shares of our common stock subject to awards that have been granted
(even if not currently outstanding) under the 2020 Plan as of March 14, 2025:

Name and Position	Number of Shares Underlying Stock Options	Target Number of PSUs	Number of Shares Underlying RSUs
Shelly Ibach, President and CEO	135,260	312,656	90,946
Francis Lee, EVP, CFO	72,005	52,028	48,943
Andrea Bloomquist, EVP, Chief Innovation Officer	28,060	66,726	20,211
Melissa Barra, EVP, Chief Sales and Services Officer	27,965	66,581	20,211
Samuel Hellfeld, EVP, Chief Legal and Risk Officer	22,085	53,479	24,046
Executive Group	357,000	704,983	255,287
Non-Employee Director Group	63,996	—	163,418
All Other Employee Group	112,910	265,042	862,320
Federal Income Tax Information
The following is a general summary, as of the date of this Proxy Statement, of the federal income tax consequences to participants and the Company of transactions under the 2020 Plan. This summary is intended for the information of shareholders considering how to vote at the 2020 Annual Meeting and not as tax guidance to participants in the 2020
Plan, as the consequences may vary with the types of grants made, the identity of the participant, including the participant’s individual tax situation, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2020 Plan.
Incentive Stock Options
With respect to statutory stock options, which are more commonly referred to as incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the IRC continue to be met (the participant may, however, need to determine whether there are any alternative minimum tax (AMT) implications upon exercise). If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.
Non-Statutory Stock Options
The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the IRC. At the time of a subsequent sale or disposition of shares obtained

81 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-
term or short-term capital gain or loss, depending on how long the shares have been held.
Stock Appreciation Rights (SARs)
The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.
Restricted Stock, Restricted Stock Units, Deferred Stock Units and Other Stock-Based Awards
The federal income tax consequences with respect to restricted stock, restricted stock units, deferred stock units and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. Under certain circumstances, the participant, by making an election under Section 83(b) of the IRC within thirty days of the grant date of an award, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC.
If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC.

82 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Annual Performance Cash Awards and Other Cash-Based Awards
Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.
Withholding Obligations
We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the 2020 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.
Code Section 409A
A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the IRC and the requirements of Section 409A of the IRC, including any exceptions thereto, are not satisfied.
Code Section 162(m)
Pursuant to Section 162(m) of the IRC, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cuts and Jobs Act, signed into law on December 22,
2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the CEO or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the CEO and Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our Proxy Statement; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November
2, 2017).
Excise Tax on Excess Parachute Payments
Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute an
“excess parachute payment” under Section 280G of the IRC, then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the IRC. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the IRC attributable to any such excess parachute payments. If such provisions are applicable and if a team member will be subject to a 20% excise tax on any “excess parachute payment”
pursuant to Section 4999 of the IRC, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the IRC.

83 | 2025 PROXY STATEMENT	PROPOSAL 7 - VOTE TO APPROVE AMENDMENT TO 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)		Weighted average exercise price of outstanding options, warrants and rights(3) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(4) (c)
Equity compensation plans approved by security holders	2,627,387	(2)	$40.85	2,191,695
Equity compensation plans not approved by security holders	None		Not applicable	None
Total	2,627,387		$40.85	2,191,695
(1)Includes the 2020 Plan and the Sleep Number Corporation 2010 Omnibus Incentive Plan.
(2)This amount includes 812,671 restricted stock units, 777,220 performance-based stock units and 95,394 phantom shares. Performance-based stock units are shown at target. The actual number of shares to be issued under performance-based stock unit awards depends on Company performance against goals.
(3)The weighted average exercise price does not take into account the unvested restricted stock units, performance-based stock units or phantom shares, which have no exercise price.
(4)This represents the number of shares of common stock available for issuance under the 2020 Plan.
Board Recommendation
The Board unanimously recommends that the shareholders vote “For” approval of the amendment to the Sleep Number
Corporation 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by
500,000 shares.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval of the Plan Amendment. Unless a contrary choice is specified, proxies solicited by the
Board will be voted “For” approval of the Plan Amendment.

84 | 2025 PROXY STATEMENT	OUR SHAREHOLDERS
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table shows the beneficial ownership of Sleep Number common stock as of February 22, 2025 (unless another date is indicated) by: (a) each Director, each nominee for Director recommended by our Board and each executive officer named in the Summary Compensation Table on page 54 of this Proxy Statement, (b) all Directors and executive officers as a group and (c) each person known by us to be the Beneficial Owner of more than 5% of Sleep
Number common stock.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class
Common Stock	Melissa Barra	113,578	*
Common Stock	Andrea L. Bloomquist	134,121	*
Common Stock	Phillip M. Eyler(4)	11,500	*
Common Stock	Stephen L. Gulis, Jr.(4)	90,547	*
Common Stock	Michael J. Harrison	63,595	*
Common Stock	Samuel R. Hellfeld	74,494	*
Common Stock	Julie M. Howard(4)	35,928	*
Common Stock	Shelly R. Ibach	781,634	3.4%
Common Stock	Deborah L. Kilpatrick, Ph.D.(4)	35,747	*
Common Stock	Brenda J. Lauderback(4)	54,638	*
Common Stock	Francis K. Lee	37,317	*
Common Stock	Stephen E. Macadam(4)	105,861	*
Common Stock	Barbara R. Matas(4)	60,561	*
Common Stock	Angel L. Mendez(4)	11,500	*
Common Stock	Hilary A. Schneider	6,645	*
Common Stock	All Directors and executive officers as a group (18 persons)(5)	1,560,171	7.5%
Common Stock	Stadium Capital Management LLC(6) 199 Elm Street New Canaan, CT 06840	2,616,459	11.7%
Common Stock	BlackRock, Inc.(7) 55 East 52nd Street New York, New York 10055	1,705,239	7.6%
Common Stock	The Vanguard Group, Inc.(8) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,246,460	5.6%
* Less than 1% of the outstanding shares.
(1)The business address for each of the Directors and executive officers of the Company is c/o Sleep Number Corporation, 1001 Third Avenue South,
Minneapolis, Minnesota 55404.
(2)The shares shown include the following shares that Directors and executive officers have the right to acquire within 60 days through the exercise of stock options: Ms. Barra, 42,456; Ms. Bloomquist, 39,766; Mr. Eyler, 4,285; Mr. Gulis, 7,695; Mr. Harrison, 15,477; Mr. Hellfeld, 37,493; Ms. Howard,
5,830; Ms. Ibach, 370,148; Ms. Kilpatrick, 9,860; Ms. Lauderback, 15,477; Mr. Lee, 24,002, Mr. Macadam, 2,373, Ms. Matas, 7,695; Mr. Mendez,
4,285; and Ms. Schneider, 2,373.
(3)The shares shown include the following shares that executive officers have the right to acquire within 60 days through the vesting of restricted stock units: Ms. Barra, 6,737; Ms. Bloomquist, 6,737; Mr. Hellfeld, 9,562; Ms. Ibach, 30,316; and Mr. Lee, 8,085. In addition, Ms. Ibach’s amount includes
88,009 performance stock restricted units that were previously deferred and are scheduled to lapse within 60 days.
(4)The 2020 Plan permits non-employee Directors to receive Director fees in the form of common stock in lieu of cash and to defer receipt of such shares. In addition, the 2020 Plan permits non-employee Directors to defer receipt of shares of the Company’s common stock under an Incentive

85 | 2025 PROXY STATEMENT	OUR SHAREHOLDERS
Award granted under the 2020 Plan (referred to as Restricted Stock Units or RSUs). The Directors are entitled to the deferred shares and fully-vested
RSUs until the earlier of an elected date or separation of service from the Company. Mr. Eyler’s amount includes 7,215 RSUs that were deferred. Mr.
Gulis’ amount includes 49,746 shares that were deferred in lieu of Director fees and 31,276 RSUs that were deferred. Ms. Kilpatrick’s amount includes 616 shares that were deferred in lieu of Director fees. Ms. Lauderback’s amount includes 7,306 RSUs that were deferred. Ms. Matas’
amount includes 26,720 shares that were deferred in lieu of Director fees and 11,440 RSUs that were deferred. Ms. Howard’s amount includes
12,233 shares that were deferred in lieu of Director fees and 7,280 RSUs that were deferred. Mr. Macadam’s amount includes 6,079 shares that were deferred in lieu of Director fees. Mr. Mendez’s amount includes 7,215 RSUs that were deferred. In fiscal year 2025, non-employee Directors are not entitled to receive Director fees in the form of common stock in lieu of cash.
(5)Includes an aggregate of 649,863 shares that Directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options. Includes an aggregate of 74,467 shares that Directors and executive officers as a group have the right to acquire within 60 days through the vesting of restricted stock units. Also includes 95,394 shares that were deferred by non-employee Directors in lieu of Director fees and 159,741 stock units that were deferred by executive officers and non-employee Directors.
(6)Stadium Capital Management LLC reported in a Schedule 13D/A filed with the Securities and Exchange Commission on December 2, 2024 that as of December 2, 2024 it beneficially owned 2,616,459 shares of Common Stock of Sleep Number Corporation, and had shared power to vote or to direct the vote and shared dispositive power with respect to 2,616,459 shares.
(7)BlackRock, Inc. reported in a Schedule 13G/A filed with the Securities and Exchange Commission on January 8, 2024 that as of December 31, 2023 it beneficially owned 1,705,239 shares of Common Stock of Sleep Number Corporation, had sole power to vote or to direct the vote with respect to
1,671,183 shares and sole dispositive power with respect to 1,705,239 shares.
(8)The Vanguard Group, Inc. reported in a Schedule 13G/A filed with the Securities and Exchange Commission on January 10, 2024 that as of
December 29, 2023 it beneficially owned 1,246,460 shares of Common Stock of Sleep Number Corporation, had no sole power to vote or to direct the vote with respect to any shares, shared power to vote or to direct the vote with respect to 27,467 shares, shared dispositive power with respect to 49,348 shares and sole dispositive power with respect to 1,197,112 shares.
SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
Any shareholder proposal requested to be included in the proxy materials for the 2026 Annual Meeting must (a) be received by our Chief Legal and Risk Officer and Secretary on or before [•], 2025, and (b) satisfy all of the requirements of, and not otherwise be permitted to be excluded under, Rule 14a-8 promulgated by the SEC and our Bylaws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements the universal proxy rules that sets forth the information required in
Rule 14a-19(b) under the Exchange Act no later than [•], 2026.
Our Bylaws require advance written notice to our Company of shareholder-proposed business or of a shareholder’s intention to make a nomination for Director at an Annual Meeting. They also limit the business which may be conducted at any special meeting of shareholders to business brought by the Board.
Specifically, the Bylaws provide that business may be brought before an Annual Meeting by a shareholder only if the shareholder provides written notice to the Secretary of our Company not less than 120 days prior to the first anniversary of the date that we first released or mailed our proxy materials to shareholders in connection with the preceding year’s
Annual Meeting. Under these provisions, notice of a shareholder proposal to be presented at the 2026 Annual Meeting
(but that is not requested to be included in the proxy materials) must be provided to the Secretary of our Company on or before [•], 2025. In the event, however, that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s Annual Meeting date, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

86 | 2025 PROXY STATEMENT	OUR SHAREHOLDERS
A shareholder’s notice must set forth:
•A description of the proposed business and the reasons for it;
•The name and address of the shareholder making the proposal;
•The class and number of shares of common stock owned by the shareholder; and
•A description of any material interest of the shareholder in the proposed business.
Our Bylaws also provide that a shareholder may nominate a Director at an Annual Meeting only after providing advance written notice to the Secretary of our Company within the time limits described above. The shareholder’s notice must set forth all information about each nominee that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee, as well as the nominee’s business and residence address. The notice must also set forth the name and record address of the shareholder making the nomination and the class and number of shares of common stock owned by that shareholder.
Shareholders wishing to nominate director candidates must submit a written request with related and required information to our corporate Secretary in accordance with the terms of our Bylaws at least 120 days prior to the first anniversary of the date that the Company first released or mailed its proxy materials to shareholders in connection with the preceding year’s regular or Annual Meeting. The CGNC will review and evaluate these candidates in the same manner as other nominations.
The shareholder’s notice must include, for each director nominee: (a) the name, age, business address and residence address of the nominee, (b) the principal occupation or employment of the nominee, (c) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee and (d) any other information concerning the nominee that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such nominee. The shareholder’s notice must also include: (a) the name and address of the nominating shareholder, as they appear on the Company’s books and (b) the class and number of shares of the Company that are owned beneficially and of record by the shareholder. The shareholder’s notice must also be accompanied by the proposed nominee’s signed consent to serve as a Director of the Company.

87 | 2025 PROXY STATEMENT	PROPOSAL 8 - VOTE TO APPROVE ADJOURNMENT OF THE ANNUAL MEETING
We are asking our shareholders to approve a proposal to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to permit further solicitation of proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting or if we do not have a quorum at the Annual Meeting. If our shareholders approve this Proposal 8, we could adjourn the Annual Meeting and any reconvened session of the
Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against approval of any of the proposals.
Among other things, approval of this Proposal 8 could mean that, even if we had received proxies representing a sufficient number of votes against approval of a proposal such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual
Meeting if a quorum is not present at the Annual Meeting.
The Board believes that it is in the best interests of our Company and our shareholders to be able to adjourn the Annual
Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of the proposals if there are insufficient votes to approve such proposal at the time of the Annual
Meeting or in the absence of a quorum.
The Board unanimously recommends a vote “For” adjournment of the Annual Meeting to a later date or dates, if necessary and appropriate.

88 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
FREQUENTLY ASKED QUESTIONS ABOUT THE MEETING AND VOTING
When is the Annual Meeting?
The Annual Meeting will be held at [•]  on [•], 2025.
If we determine to make any change to the date, time or procedures of our Annual Meeting, we will announce such changes in advance on our website http://ir.sleepnumber.com and file with the Securities and Exchange Commission as additional proxy materials.
How can shareholders attend?
The meeting will be conducted as a virtual meeting via the internet. Shareholders may participate in the meeting and submit questions electronically during the meeting via live webcast by visiting the virtual meeting platform at
www.virtualshareholdermeeting.com/SNBR2025. Shareholders must enter the 16-digit control number included in
Notice of Internet Availability of Proxy Materials, on the proxy card or in the instructions that accompanied the proxy materials to enter the Annual Meeting. Shareholders may log into the virtual meeting platform beginning at[•]  on
[•],2025.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should confirm that they have a strong Internet connection and log in early to ensure that they can hear streaming audio prior to the start of the meeting. If you encounter any technical difficulties, please call the technical support number that will be posted on the virtual meeting platform log-in page.
If you wish to submit a question, you may do so during the meeting. Detailed guidelines for submitting written questions during the meeting will be available at www.virtualshareholdermeeting.com/SNBR2025. Questions pertinent to meeting matters will be recognized and answered during the meeting, subject to time constraints. We reserve the right to edit or reject questions that are profane or otherwise inappropriate. Appropriate questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted and answered online at
http://ir.sleepnumber.com and be available as soon as practical after the meeting. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.

89 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
What is up for shareholder vote?
There are eight proposals up for shareholder vote:
•Proposal 1: Elect three persons to serve as Directors for three-year terms;
•Proposal 2: Approve amendments to our Articles and Bylaws to declassify the Board;
•Proposal 3: Approve an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to our Directors;
•Proposal 4: Approve an amendment to our Articles to eliminate the supermajority voting requirements in Article XV related to approval of certain transactions;
•Proposal 5: Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2025 fiscal year ending January 3, 2026;
•Proposal 6: Cast an advisory vote to approve executive compensation (Say on Pay);
•Proposal 7: Approve the amendment to the Sleep Number Corporation 2020 Equity Incentive Plan, as amended,
(2020 Plan) to increase the number of shares reserved for issuance by 500,000 shares; and
•Proposal 8: Approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.
What are the voting choices?
For Proposal 1 (the election of Directors) you may vote in favor of up to three nominees. You may mark instructions with respect to any or all of the nominees, but you should mark a vote “For” only three nominees in total. If you vote for more than three nominees, your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than three nominees.
For each of Proposal 2 (approve amendments to our Articles and Bylaws to declassify the Board); Proposal 3 (approve an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV); Proposal 4 (approve an amendment to our Articles to eliminate the supermajority voting requirements in Article XV); Proposal 5 (ratify the appointment of independent auditors); Proposal 6 (advisory vote to approve executive compensation (Say on Pay));
Proposal 7 (approve the amendment to the 2020 Plan); and Proposal 8 (approve the adjournment of the Annual Meeting to a later date or dates, if necessary and appropriate) you may:
•Vote in favor of the proposal;
•Vote against the proposal; or
•Abstain from voting on the proposal.
How does the Board recommend that shareholders vote?
Sleep Number’s Board unanimously recommends that shareholders vote as follows:
•Proposal 1: “For” the election of each of the nominees for Director nominated herein by the Board of Sleep
Number.
•Proposal 2: “For” amendments to our Articles and our Bylaws to declassify the Board.
•Proposal 3: “For” an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to our Directors.
•Proposal 4: “For” an amendment to our Articles to eliminate the supermajority voting requirements in Article XV related to certain transactions.
•Proposal 5: “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2026.

90 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
•Proposal 6: “For” the advisory vote to approve executive compensation (Say on Pay).
•Proposal 7: “For” the amendment to the 2020 Plan to increase the number of shares reserved for issuance by
500,000 shares.
•Proposal 8: “For” the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.
If you are a Shareholder of Record, as defined below, and grant a proxy by telephone or Internet without voting instructions, or sign and submit your proxy card without voting instructions, your shares will be voted “For” each Director nominee and “For” each of the other proposals outlined above in accordance with the recommendations of the Board.
Who is eligible to vote?
Shareholders of record at the close of business on [•], 2025 (the Record Date) are entitled to vote at the meeting. As of the Record Date, there were XX,XXX,XXX shares of common stock outstanding. Each share is entitled to one vote on each matter to be voted on at the Annual Meeting. Shareholders do not have cumulative voting rights.
What is the difference between “Shareholders of Record” and “Beneficial Owners”?
If your shares are registered in your name in the records maintained by our stock transfer agent, you are a “Shareholder of Record.” If you are a Shareholder of Record, notice of the meeting was sent directly to you.
If your shares are held in the name of your bank, broker, nominee or other holder of record, your shares are held in
“street name” and you are considered the “Beneficial Owner.” Notice of the meeting has been forwarded to you by your bank, broker, nominee or other holder of record, who is considered, with respect to those shares, the Shareholder of Record. As the Beneficial Owner, you have the right to direct your bank, broker, nominee or other holder of record how to vote your shares by using the voting instructions you received.
How do shareholders vote their shares?
If you are a Shareholder of Record as of the record date, you can vote your shares in any of the following ways:
•Over the telephone by calling the toll-free number on the proxy card,
•Over the Internet by following the instructions on the proxy card,
•Through the mail – if you received a paper copy of the Proxy Statement, you may vote by mail by signing, dating and mailing your proxy card in the envelope provided to be received no later than [•], 2025 or
•Over the Internet during the 2025 Annual Meeting by going to www.virtualshareholdermeeting.com/SNBR2025 and using your 16-digit control number (included on Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials).
Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares in time for our
[•], 2025 meeting date.
How Beneficial Owners vote
If you are a Beneficial Owner of shares held in “street name,” such as through a bank, broker, nominee or other holder of record, you generally cannot vote your shares directly and must instead vote your shares in the manner prescribed by your bank, broker, nominee or other holder of record. Your bank, broker, nominee or other holder of record has provided notice by email or a printed voting instruction card for you to use in directing the bank, broker, nominee or other holder of record how to vote your shares. Telephone and Internet voting are also encouraged for Beneficial
Owners who hold their shares in street name.

91 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
What is a Broker Non-Vote?
If a Beneficial Owner does not provide timely instructions, the broker will not have the authority to vote on any non-
routine proposals at the Annual Meeting, which includes Proposals 1, 2, 3, 4, 6 and 7. Brokers will have discretionary authority to vote on Proposal 5 and Proposal 8 because the ratification of the appointment of independent auditors and adjournment are considered routine matters. If the broker votes on Proposal 5 (appointment of independent auditors)
and Proposal 8 (adjournment of the Annual Meeting to a later date or dates, if necessary and appropriate) but does not vote on another proposal because the broker does not have discretionary voting authority and has not received instructions from the Beneficial Owner, this results in a “broker non-vote” with respect to such other proposal(s) and has the effect on each proposal as is set forth in the above table.
How to Revoke a Proxy or Change a Vote
Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:
•Delivering written notice of revocation to the corporate Secretary before 6:00 p.m., Eastern Daylight Time, on [•],
2025;
•Submitting to the corporate Secretary before 6:00 p.m., Eastern Daylight Time, on [•], 2025, a properly signed proxy card bearing a later date than the prior proxy card; or
•Voting again by Internet or telephone before 11:59 p.m., Eastern Daylight Time, on [•], 2025; or
•Participating in the Annual Meeting and voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.
What does it mean if I receive more than one proxy card or Shareholder Notice?
You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive a voting instruction form directly from your broker, bank or other nominee. It is important that you complete, sign and date each proxy card or voting instruction form you receive, or by using the Internet as described in the instructions included herein and on your proxy card(s).
Householding Information
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., banks and brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of shareholder proxy material to any household at which two or more shareholders reside. If you and other residents at your mailing address own shares of our common stock in a “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Any shareholder who is receiving multiple copies of these documents and would like to receive only one copy per household should contact the shareholder’s bank, broker or other nominee record holder. If you hold shares of our common stock in your own name as a holder of record,
“householding” will not apply to your shares.
We will promptly deliver an additional copy of any of these documents to you if you call us at (763) 551-7498, email us at
investorrelations@sleepnumber.com, or write us at the following address: Sleep Number Corporation, Investor Relations
Department, 1001 Third Avenue South, Minneapolis, Minnesota 55404.

92 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
What is the vote required to approve each proposal?
The below table summarizes each of the proposals, votes required, and the effects of: votes withheld, abstentions and broker non-votes.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Directors	For uncontested elections, affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	In this contested election, votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal 2: Amendments of our Articles and Bylaws to Declassify the Board	Affirmative vote of two- thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.
Proposal 3: Amendment to our Articles to Eliminate the Supermajority Voting Requirements in Article XIV	Affirmative vote of two- thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.
Proposal 4: Amendment to our Articles to Eliminate the Supermajority Voting Requirements in Article XIV	Affirmative vote of two- thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.
Proposal 5: Appointment of Independent Auditors(1)	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal 6: Executive Compensation(1)	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal 7: Amendment to the 2020 Plan	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstention will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal 8: Adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
(1) These proposals are an “advisory” vote, meaning that the shareholder votes on this item are for purposes of enabling shareholders to express their point of view or preference on the proposal, but are not binding on the Company or the Board and do not require the Company or the Board to take any particular action in response to the shareholder vote. The Board intends to consider fully the votes of our shareholders in the context of any further action with respect to these proposals.

93 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
What constitutes a “quorum,” or how many shares are required to be present to conduct business at the Annual
Meeting?
The presence, directly or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote (i.e., at least XX,XXX,XXX shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of common stock represented by a properly signed and returned proxy card or properly voted by telephone or via the Internet will be counted as shares represented and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions and withhold votes (or is left blank) or reflects a “broker non-vote” on a matter.
OTHER MATTERS
Management of our Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with the best judgment on such matters.
COPIES OF 2024 ANNUAL REPORT
We will furnish to our shareholders without charge a copy of our Annual Report on Form 10-K (without exhibits) for the
2024 fiscal year ended December 28, 2024. Any request for an Annual Report should be sent to:
Sleep Number Corporation
Investor Relations Department
1001 Third Avenue South
Minneapolis, Minnesota 55404
HOW TO RECEIVE PROXY MATERIALS
We furnish proxy materials to our shareholders primarily via the Internet. On or about [•], 2025, we will begin mailing to certain of our shareholders a Notice of Internet Availability of Proxy Materials (the Shareholder Notice), which includes instructions on: (a) how to access our Proxy Statement and Annual Report on the Internet, (b) how to request that a printed copy of these proxy materials be forwarded to you and (c) how to vote your shares. If you receive the
Shareholder Notice, you will not receive a printed copy of the proxy materials unless you request a printed copy by following the instructions in the Shareholder Notice. All other shareholders will be sent the proxy materials by mail beginning on or about [•], 2025.
Requests for printed copies of the proxy materials can be made by Internet at www.proxyvote.com, by telephone at
1-800-579-1639 or by email at sendmaterial@proxyvote.com by sending a blank email with your control number in the subject line. The Proxy Statement and Annual Report for the year ended December 28, 2024, and related materials are available at http://ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.

94 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
HOW TO RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY
Shareholder of Record who received a paper copy of the proxy materials may elect to receive future Proxy Statements and Annual Reports online as described in the next paragraph. Shareholders electing this feature will receive an email message notification when the materials are available, along with a web address for viewing the materials. No action is necessary to continue receiving proxy materials electronically in the future.
Whether you are a Shareholder of Record or a Beneficial Owner holding shares through a bank or broker, you can enroll for future electronic delivery of Proxy Statements and Annual Reports by following these steps:
•Go to our website at www.sleepnumber.com;
•In the Investors section, click on Resources and then Electronic Fulfillment;
•Click on the check-marked box next to the statement “Shareholders can register for electronic delivery of proxy-related materials”; and
•Follow the prompts to submit your request to receive proxy materials electronically.
You may view this year’s proxy materials at www.proxyvote.com. Generally, banks and brokers offering this choice require that shareholders vote through the Internet in order to enroll. Beneficial Owners whose bank or broker is not included in this website are encouraged to contact their bank or broker and ask about the availability of electronic delivery. As is customary with Internet usage, the user must pay all access fees.
There is no cost to you for electronic delivery of Annual Meeting materials. You may incur the usual expenses associated with Internet access as charged by your Internet service provider. Electronic delivery enables quicker delivery, allows you to view or print the materials at your computer and makes it convenient to vote your shares online. Electronic delivery also conserves natural resources and saves the Company printing, postage and processing costs.
THE COMPANY BEARS THE PROXY SOLICITATION COSTS
The proxies being solicited hereby are being solicited by the Board. The cost of preparing and mailing the notice of
Annual Meeting, this Proxy Statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. The Company may solicit proxies by mail, Internet (including by email, social media, the use of our Investor Relations website and other online channels of communication), telephone and other electronic channels of communication, town hall meetings, personal interviews, press releases and press interviews. Our
Directors, officers and regular team members may, without compensation other than their regular compensation and the reimbursement of expenses, solicit proxies by telephone or personal conversation. In addition, we may reimburse brokerage firms and others for their reasonable and documented expenses incurred in connection with forwarding proxy materials to the Beneficial Owners of our common stock.

95 | 2025 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the section entitled “Compensation
Committee Report” and those portions of the information included under the section entitled “Audit Committee
Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” nor shall the information included under the section entitled “Compensation Committee Report,” or those portions of the information included under the section entitled “Audit Committee Report” required by the SEC’s rules to be included therein, be
“filed” with the SEC or, along with the information included under the section entitled “Pay Versus Performance,” be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock
“For” the Board’s nominees and “For” each of Proposals 2, 3, 4, 5, 6, 7 and 8 promptly by mail, telephone or Internet as instructed on your proxy card.

By Order of the Board of Directors

Samuel R. Hellfeld
Chief Legal and Risk Officer and Secretary
[•], 2025
Minneapolis, Minnesota

96 | 2025 PROXY STATEMENT	APPENDIX A
APPENDIX A
PROPOSED AMENDMENTS TO OUR ARTICLES AND OUR BYLAWS TO DECLASSIFY THE BOARD
The following are proposed changes to our Third Restated Articles of Incorporation, as amended, and to our Restated
Bylaws to declassify our Board of Directors as described in Proposal 2 (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).
***************
ARTICLES OF AMENDMENT TO
THIRD RESTATED ARTICLES OF INCORPORATION OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a
corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that the first three sentences of Article XIV of the Third Restated Articles of Incorporation of the Corporation, as
amended, and be amended and restated in their entirety as follows:
ARTICLE XIV
The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than twelve (12), which number shall be determined from time to time by the Board of Directors. The directors shall, until the election of directors at the regular meeting of shareholders to be held in 2028, be divided into three (3) classes~~, as nearly equal in number as possible. The term of office of~~, the first class ~~shall~~
~~expire~~ being the class originally elected for a term expiring at the 1999 annual meeting of the shareholders of the Corporation~~; the~~ and most recently elected at the annual meeting of shareholders held in 2023 for a term ~~of~~
~~office of~~ expiring at the annual meeting of shareholders to be held in 2026, and the second class ~~shall expire~~
being the class originally elected for a term expiring at the 2000 annual meeting of the shareholders of the
Corporation~~; and the term of office of~~ and most recently elected at the annual meeting of shareholders held in
2024 for a term expiring at the annual meeting of shareholders to be held in 2027, and the third class ~~shall~~
~~expire~~ being the class originally elected for a term expiring at the 2001 annual meeting of the shareholders of the Corporation~~. At each~~ and to be elected at the annual meeting of shareholders to be held in 2025 for a term expiring at the annual meeting of the shareholders ~~after such classification, the number~~ to be held in 2028.
Commencing with the election of directors ~~equal to~~ at the ~~number~~ annual meeting of ~~the class whose term~~
~~expires on the day~~ shareholders to be held in 2026, all directors shall be elected for a one year term expiring at the next annual meeting of ~~such meeting shall be elected for a term~~ shareholders, and commencing with the election of ~~three (3) years~~ the directors at the annual meeting of shareholders to be held in 2028, the classification of the Board of Directors shall terminate. Directors shall hold office until expiration of the terms for which they were elected and qualified; provided, however, that a director may be removed from office as a director at any time by the shareholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of directors or otherwise, a majority of the remaining directors, although less than a quorum, at a meeting called for that purpose, may choose as successor, who, unless removed for cause as set forth above, shall hold office until the expiration of the term of the class or the remainder of the one year term, as applicable, for which appointed or until a successor shall be elected and qualified. This Article XIV may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of not less than two-thirds of the outstanding voting power entitled to vote.

97 | 2025 PROXY STATEMENT	APPENDIX A
***************
AMENDMENT TO RESTATED BYLAWS OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a
corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that Article III, Section 2 of the Restated Bylaws of the Corporation be amended and restated in its entirety as follows:
ARTICLE III
Board of Directors
*****
Section 2. Number and Term of Office. The number of directors which shall constitute the entire Board of
Directors shall not be less than one (1) nor more than twelve (12), which number shall be determined from time to time by the Board of Directors. The directors shall, until the election of directors at the regular meeting of shareholders to be held in 2028, be divided into three (3) classes~~, as nearly equal in number as possible. The~~
~~term of office of~~, the first class ~~shall expire~~ being the class originally elected for a term expiring at the 1999 annual meeting of the shareholders of the Corporation~~; the~~ and most recently elected at the annual meeting of shareholders held in 2023 for a term ~~of office of~~ expiring at the annual meeting of shareholders to be held in
2026, and the second class ~~shall expire~~ being the class originally elected for a term expiring at the 2000 annual meeting of the shareholders of the Corporation~~; and the term of office of~~ and most recently elected at the annual meeting of shareholders held in 2024 for a term expiring at the annual meeting of shareholders to be held in 2027, and the third class ~~shall expire~~ being the class originally elected for a term expiring at the 2001 annual meeting of the shareholders of the Corporation~~. At each~~ and to be elected at the annual meeting of shareholders to be held in 2025 for a term expiring at the annual meeting of the shareholders ~~after such~~
~~classification, the number~~ to be held in 2028. Commencing with the election of directors ~~equal to~~ at the ~~number~~
annual meeting of ~~the class whose term expires on the day~~ shareholders to be held in 2026, all directors shall be elected for a one year term expiring at the next annual meeting of ~~such meeting shall be elected for a term~~
shareholders, and commencing with the election of ~~three (3) years~~ the directors at the annual meeting of shareholders to be held in 2028, the classification of the Board of Directors shall terminate. Directors shall hold office until expiration of the terms for which they were elected and qualified.

98 | 2025 PROXY STATEMENT	APPENDIX B
APPENDIX B
PROPOSED AMENDMENT TO OUR THIRD RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO
ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT IN ARTICLE XIV RELATED TO OUR DIRECTORS
The following are proposed changes to our Third Restated Articles of Incorporation, as amended, to eliminate the supermajority voting requirement in Article XIV related to our Directors as described in Proposal 3 (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).
***************
ARTICLES OF AMENDMENT TO
THIRD RESTATED ARTICLES OF INCORPORATION OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a
corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that the last sentence of Article XIV of the Third Restated Articles of Incorporation of the Corporation, as amended, be amended and restated in its entirety as follows:
ARTICLE XIV
The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than twelve (12), which number shall be determined from time to time by the Board of Directors. The
Directors shall be divided into three (3) classes, as nearly equal in number as possible. The term of office of the first class shall expire at the 1999 annual meeting of the shareholders of the Corporation; the term of office of the second class shall expire at the 2000 annual meeting of the shareholders of the Corporation; and the term of office of the third class shall expire at the 2001 annual meeting of the shareholders of the Corporation. At each annual meeting of the shareholders after such classification, the number of directors equal to the number of the class whose term expires on the day of such meeting shall be elected for a term of three (3) years. Directors shall hold office until expiration of the terms for which they were elected and qualified; provided, however, that a director may be removed from office as a director at any time by the shareholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of directors or otherwise, a majority of the remaining directors, although less than a quorum, at a meeting called for that purpose, may choose as successor, who, unless removed for cause as set forth above, shall hold office until the expiration of the term of the class for which appointed or until a successor shall be elected and qualified. This Article XIV may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of ~~not less than two-thirds~~ a majority of the outstanding voting power entitled to vote.

99 | 2025 PROXY STATEMENT	APPENDIX C
APPENDIX C
AMENDMENT TO OUR THIRD RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO ELIMINATE THE
SUPERMAJORITY VOTING REQUIREMENTS IN ARTICLE XV
RELATED TO APPROVAL OF CERTAIN TRANSACTIONS
The following are proposed changes to our Third Restated Articles of Incorporation, as amended, to eliminate the supermajority voting requirements in Article XV related to certain transactions as described in Proposal 4 (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).
***************
ARTICLES OF AMENDMENT TO
THIRD RESTATED ARTICLES OF INCORPORATION OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a
corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that Article XV of the Third Restated Articles of Incorporation of the Corporation, as amended, and be amended and restated in its entirety as follows:
ARTICLE XV
The affirmative vote of the holders of ~~not less than two-thirds~~ a majority of the outstanding voting power of the corporation entitled to vote for approval shall be required if (a) this Corporation merges or consolidates with any other corporation, or if (b) this Corporation sells or exchanges all or a substantial part of its assets to or with any other corporation, or if (c) this Corporation issues or delivers any stock or other securities of its issue in exchange or payment for any properties or assets of any other corporation, or securities issued by any other corporation, or in a merger of any subsidiary of this Corporation (80% or more of the common stock of which is held by this
Corporation) with or into any other corporation; provided, however, that the foregoing shall not apply to any plan of merger or consolidation, or sale or exchange of assets, or issuance or delivery of stock or other securities which was approved (or adopted) and recommended without condition by the affirmative vote of not less than two-thirds of the directors, nor shall it apply to any such transaction solely between this Corporation and another corporation 50% or more of the voting stock of which is owned, directly or indirectly, by this Corporation. The
Board of Directors shall be permitted to condition its approval (or adoption) of any plan of merger or exchange of assets, or issuance or delivery of stock or securities upon the approval of holders of ~~two-thirds~~ a majority of the outstanding stock of this Corporation entitled to vote on such plan of merger or consolidation, or sale or exchange of assets, or issuance or delivery of stock or securities. This Article XV may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of ~~not less than two-thirds~~ a majority of the outstanding voting power entitled to vote.

100 | 2025 PROXY STATEMENT	APPENDIX D
APPENDIX D
AMENDMENT NO. 2 TO THE
SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN
This Amendment No. 2 (this “Amendment”) to the Sleep Number Corporation 2020 Equity Incentive Plan (as amended, the “Plan”) made and adopted by Sleep Number Corporation (the “Company”) effective as of __________, 2025, the date it was approved by the Company’s shareholders. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Company maintains the Plan.
WHEREAS, pursuant to Section 19.1 of the Plan, the Management Development and Compensation Committee,
at any time and from time to time, may amend the Plan.
WHEREAS, pursuant to Section 19.2 of the Plan, no amendments to the Plan will be effective without approval of the Company’s shareholders if, among other things, such amendment would, subject to Section 4.5 of the Plan, increase the aggregate number of shares of Common Stock issued or issuable under the Plan.
WHEREAS, the Management Development and Compensation Committee approved this Amendment on March
19, 2025, subject to the approval of the Company’s shareholders, to increase the number of shares of Common Stock reserved for issuance under the Plan by 500,000 shares, as set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as follows:
1.Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:
4.1      Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of this
Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 5,240,000 shares less one share for every share subject to an Award granted under the Prior Plan after December 28, 2019. Upon effectiveness of this Plan, no further awards will be granted under the
Prior Plan.
2.This Amendment shall be and is hereby incorporated in and forms a part of the Plan.
3.Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

PRELIMINARY PROXY AND NOTICE/ACCESS CARD – SUBJECT TO COMPLETION

SLEEP NUMBER CORPORATION
C/O BROADRIDGE CORPORATION ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SNBR2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67569-P25857 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SLEEP NUMBER CORPORATION

The Board of Directors recommends you vote FOR all the Nominees in Proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Linda A. Findley
02) Deborah L. Kilpatrick, Ph.D.
03) Hilary A. Schneider

The Board of Directors recommends you vote FOR following Proposals.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or any postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY AND NOTICE/ACCESS CARD – SUBJECT TO COMPLETION

SLEEP NUMBER CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
[•], 2025
8:30 a.m. Central Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report on Form 10-K and Proxy Statement are available at www.proxyvote.com.

V67570-P25857

This proxy is solicited by the Board of Directors of Sleep Number Corporation for use at the Annual Meeting of Shareholders to be held on [•], 2025.

The undersigned hereby appoints Linda A. Findley and Samuel R. Hellfeld (collectively, the "Proxies"), and each of them, as proxies, with full power of substitution, as Proxies, to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sleep Number Corporation to be held on [•], 2025, at 8:30 a.m. Central Time, and at any adjournment or postponement thereof. Such shares will be voted as directed with respect to the proposals listed on the reverse side hereof and, in the Proxies' discretion, as to any other matter that may properly come before the meeting or at any adjournment or postponement thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED ON THE REVERSE SIDE, "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, AND 8, SET FORTH ON THE REVERSE SIDE, and in the discretion of management with respect to such other business as may properly come before the meeting or any adjournment thereof.

See reverse for voting instructions.

Your **Vote** Counts!

SLEEP NUMBER CORPORATION

2025 Annual Meeting
Vote by [•], 2025
11:59 PM ET

SLEEP NUMBER CORPORATION
C/O BROADRIDGE CORPORATION ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

V67575-P25857

You invested in SLEEP NUMBER CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on [•], 2025.**

Get informed before you vote

View the Annual Report on Form 10-K and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to [•], 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

[•], 2025
8:30 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/SNBR2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Linda A. Findley 02) Deborah L. Kilpatrick, Ph.D. 03) Hilary A. Schneider	For
2.	Approve Amendments to the Company's Articles and Bylaws to Declassify the Board	For
3.	Approve an Amendment to the Company's Articles to Eliminate the Supermajority Voting Requirement in Article XIV Related to Directors	For
4.	Approve an Amendment to the Company's Articles to Eliminate the Supermajority Voting Requirements in Article XV Related to Approval of Certain Transactions	For
5.	Ratification of Appointment of Independent Registered Public Accounting Firm	For
6.	Advisory Vote to Approve Executive Compensation (Say on Pay)	For
7.	Approve Amendment to the Sleep Number Corporation 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by 500,000 shares	For
8.	Approve the Adjournment of the Annual Meeting to a Later Date or Dates, if Necessary and Appropriate	For

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or any postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V67576-P25857